UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10221

ALLIANCEBERNSTEIN TRUST
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  November 30, 2005

Date of reporting period:    November 30, 2005




ITEM 1.  REPORTS TO STOCKHOLDERS.




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Global Value Fund


November 30, 2005


Annual Report




---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.




January 19, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Value Fund (the "Fund") for the annual reporting period ended November 30, 2005.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities from around the world, including the United States. The Fund's investment policies emphasize investments in companies determined by Alliance to be undervalued using the fundamental value approach of Alliance's Bernstein research unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of its currency risk, the Fund may, from time to time, invest in currency futures or forward contracts.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Morgan Stanley Capital International ("MSCI") World Index, for the six- and 12-month periods ended November 30, 2005.

The Fund's Class A shares outperformed the benchmark, the MSCI World Index, for both the six- and 12-month periods ended November 30, 2005 due primarily to positive stock selection. During both periods, the largest contributor to the Fund's outperformance was its position in energy, where both a sector overweight and individual stock selection within the sector added value. Stock selection in the capital equipment sector--particularly among automobile-related companies--and in the finance sector also contributed meaningfully during the 12-month period under review. Underweighting the consumer cyclical and medical sectors contributed as well during the reporting period.

For the six-month period ended November 30, 2005, the Fund's performance was also enhanced by stock selection, this time within the consumer staples, technology and utilities sectors. For the six-month period, the Fund's underweighted position in the medical sector also contributed to the Fund's return.

Market Review and Investment Strategy

Global equity markets posted healthy gains during the 12-month reporting period ended November 30, 2005. Throughout 2005, the market grappled with fears that surging oil prices, an expected slowdown in China and a decisive turn in the global interest-rate cycle would stifle economic and corporate profits growth. But the global economy proved remarkably resilient. The sustained strength of the global economy ensured that corporate profitability exceeded expectations. Returns in local currencies were generally higher, reflecting the unexpected appreciation of the U.S. dollar. The dollar staged a modest broad-based rally despite widespread fears that the growing size of the U.S. current account deficit would undermine the currency. Energy and metals and mining stocks


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 1


led the market globally in 2005 thanks to booming world demand, while media and telecommunications companies trailed.

The U.S. economy has shrugged off the effects of the post-Hurricane Katrina dip. Growth in the Euro-area picked up in the third quarter of 2005, giving the European Central Bank the confidence to raise interest rates for the first time in five years. Chinese economic activity remained strong, with rising imports helping to support commodity prices. Additionally, there is growing evidence of a durable recovery in Japan. However, the global economic outlook is not without risks. The European consumer remains cautious, and the U.S. is vulnerable to a slowdown in housing. Japan has little, if any, room to ease monetary policy or increase public spending if the recovery there stalls.

Valuations remain compressed, presenting relatively few opportunities to exploit misvaluations between sectors. Within the very compressed market, the Fund's portfolio is broadly diversified across sectors, but there are nevertheless themes arising from bottom-up stock selection. For example, the Fund has broad exposure to financials. The Fund's Global Value Investment Policy Group (the "Group") favored several capital equipment companies, including aerospace and auto holdings, and maintained a bias towards energy stocks.


2 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be "value" stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. A substantial amount of the Fund's assets may be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                          Returns
THE FUND VS. ITS BENCHMARK                      ----------------------------
PERIODS ENDED NOVEMBER 30, 2005                 6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Global Value Fund
  Class A                                         11.67%              15.09%
  Class B                                         11.24%              14.24%
  Class C                                         11.23%              14.22%
  Advisor Class                                   11.80%              15.40%
  Class R**                                       11.59%               7.44%*
  Class K**                                       11.67%               7.60%*
  Class I**                                       11.83%               7.75%*

MSCI World Index                                   8.80%              11.20%


*    Since Inception. (See inception dates below.)

**   Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R, Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
3/29/01* TO 11/30/05

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                               AllianceBernstein
                               Global Value Fund
                                    Class A                  MSCI World Index
-------------------------------------------------------------------------------
3/29/01*                              9,575                         10,000
11/30/01                              9,230                          9,564
11/30/02                              8,206                          8,104
11/30/03                             10,146                          9,657
11/30/04                             12,285                         11,340
11/30/05                             14,139                         12,610

AllianceBernstein Global Value Fund Class A: $14,139

MSCI World Index: $12,610

* Since inception of the Fund's Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Value Fund Class A shares (from 3/29/01* to 11/30/05) as compared to the performance of the Fund's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2005

                                    NAV Returns       SEC Returns
Class A Shares
1 Year                                    15.09%            10.20%
Since Inception*                           8.70%             7.70%

Class B Shares
1 Year                                    14.24%            10.24%
Since Inception*                           7.93%             7.93%

Class C Shares
1 Year                                    14.22%            13.22%
Since Inception*                           7.95%             7.95%

Advisor Class Shares
1 Year                                    15.40%
Since Inception*                           8.98%

Class R Shares+
Since Inception*                           7.44%

Class K Shares+
Since Inception*                           7.60%

Class I Shares+
Since Inception*                           7.75%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2005)

Class A Shares
1 Year                                                       9.74%
Since Inception*                                             8.25%

Class B Shares
1 Year                                                       9.78%
Since Inception*                                             8.46%

Class C Shares
1 Year                                                      12.76%
Since Inception*                                             8.49%

* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+    Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning                        Ending
                 Account Value                   Account Value                     Expenses Paid
                 June 1, 2005                  November 30, 2005                   During Period*
              ----------------------       -------------------------            ----------------------
              Actual    Hypothetical         Actual     Hypothetical**          Actual    Hypothetical
------------------------------------------------------------------------------------------------------
Class A       $1,000       $1,000          $1,116.74      $1,017.40             $ 8.12       $ 7.74
Class B       $1,000       $1,000          $1,112.37      $1,012.23             $13.56       $12.91
Class C       $1,000       $1,000          $1,112.29      $1,013.84             $11.86       $11.31
Advisor
  Class       $1,000       $1,000          $1,117.98      $1,018.95             $ 6.48       $ 6.17
Class R       $1,000       $1,000          $1,115.94      $1,016.50             $ 9.07       $ 8.64
Class K       $1,000       $1,000          $1,116.66      $1,017.40             $ 8.12       $ 7.74
Class I       $1,000       $1,000          $1,118.27      $1,019.05             $ 6.37       $ 6.07


* Expenses are equal to the classes' annualized expense ratios of 1.53%, 2.56%, 2.24%, 1.22%, 1.71%, 1.53% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period/365.

**   Assumes 5% return before expenses.


6 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


PORTFOLIO SUMMARY
November 30, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $243.5


SECTOR BREAKDOWN*                      [PIE CHART OMITTED]


o     33.0%    Financial
o     15.9%    Energy
o     12.4%    Capital Equipment
o      7.8%    Consumer Staples
o      6.4%    Technology
o      5.8%    Industrial Commodities
o      5.5%    Consumer Cyclicals
o      3.9%    Utilities
o      3.2%    Telecommunications
o      2.8%    Medical
o      0.9%    Technology/Electronics
o      0.7%    Transportation
o      0.4%    Construction & Housing

o      1.3%    Short-Term

COUNTRY BREAKDOWN*                      [PIE CHART OMITTED]

o     41.5%    United States
o     12.0%    United Kingdom
o      8.1%    Japan
o      7.3%    France
o      5.7%    Germany
o      4.0%    Canada
o      3.3%    Netherlands
o      2.5%    Spain
o      2.4%    South Korea
o      2.1%    Brazil
o      1.5%    Switzerland
o      1.1%    Taiwan
o      1.1%    Italy
o      1.0%    South Africa
o      1.0%    Singapore
o      4.1%    Other

o      1.3%    Short-Term


* All data are as of November 30, 2005. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 1.0% weightings in Australia, Austria, Belgium, China, Hungary, Indonesia, Israel, Thailand and Turkey.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 7


TEN LARGEST HOLDINGS
November 30, 2005

                                                                      Percent of
Company                                      U.S. $ Value             Net Assets
-------------------------------------------------------------------------------
General Electric Co.                         $  5,132,964                2.1%
Citigroup, Inc.                                 4,908,405                2.0
ING Groep NV                                    4,732,714                1.9
Hewlett-Packard Co.                             4,557,312                1.9
Bank of America Corp.                           4,506,857                1.8
Sumitomo Mitsui Financial Group, Inc.           4,120,619                1.7
Renault, SA                                     4,056,899                1.7
Orix Corp.                                      4,053,738                1.7
Continental AG                                  4,039,597                1.7
Altria Group, Inc.                              3,934,300                1.6
-------------------------------------------------------------------------------
                                             $ 44,043,405                18.1%


8 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


PORTFOLIO OF INVESTMENTS
November 30, 2005


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-98.1%

Financial-32.8%
Banking-9.7%
Absa Group, Ltd.                                 59,500      $   842,715
Bank Hapoalim, Ltd.                             204,400          890,299
Bank of America Corp.                            98,210        4,506,857
Bank of Nova Scotia                                   3              115
Credit Suisse Group                              72,900        3,536,360
Depfa Bank Plc                                  103,920        1,557,346
HBOS Plc                                        200,070        3,009,009
Industrial Bank of Korea                         31,400          474,860
Kookmin Bank                                      7,000          460,196
Royal Bank of Scotland Group Plc                116,700        3,318,991
Shinhan Financial Group Co., Ltd.                25,100          964,237
Sumitomo Mitsui Financial Group, Inc.               439        4,120,619
                                                             ------------
                                                              23,681,604

Banks - NYC-2.8%
Bank Leumi Le-Israel                            217,500          780,809
Citigroup, Inc.                                 101,100        4,908,405
J.P. Morgan Chase & Co.                          28,000        1,071,000
                                                             ------------
                                                               6,760,214

Financial Services-3.1%
Merrill Lynch & Co., Inc.                        10,700          710,694
Orix Corp.                                       18,900        4,053,738
The Goldman Sachs Group, Inc.                    11,900        1,534,624
Unibanco-Uniao de Bancos Brasileiros, SA
  (GDR)                                          19,500        1,205,880
                                                             ------------
                                                               7,504,936

Insurance-10.3%
Assurances Generales de France                   34,825        3,391,134
Aviva Plc                                       306,191        3,621,369
Friends Provident Plc                           681,650        2,239,853
Genworth Financial Inc. Cl.A                     60,200        2,073,890
ING Groep NV                                    146,500        4,732,714
Muenchener Rueckversicherungs-Gesellschaft
  AG                                             24,071        3,140,437
Royal & Sun Alliance Insurance Group Plc        748,100        1,464,270
Sanlam, Ltd.                                    292,050          593,540
The Hartford Financial Services Group, Inc.      43,900        3,835,543
                                                             ------------
                                                              25,092,750

Life Insurance-1.0%
MetLife, Inc.                                    49,100        2,525,704

Major Regional Banks-0.4%
Wachovia Corp.                                   17,500          934,500


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 9


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Property / Casualty Insurance-2.9%
Chubb Corp.                                      25,100     $  2,430,684
PartnerRe, Ltd.                                  15,200        1,037,856
The St. Paul Travelers Cos., Inc.                34,730        1,615,987
XL Capital, Ltd. Cl.A                            30,100        1,998,038
                                                             ------------
                                                               7,082,565

Savings & Loan-2.6%
Federal Home Loan Mortgage Corp.                 62,500        3,903,125
Federal National Mortgage Association            51,400        2,469,770
                                                             ------------
                                                               6,372,895
                                                             ------------
                                                              79,955,168

Energy-15.8%
Energy Sources-12.4%
BP Plc                                          214,900        2,359,406
Canadian Natural Resources, Ltd.                 71,400        3,235,690
China Petroleum & Chemical Corp. Cl.H           836,000          376,823
ENI SpA                                          98,950        2,681,194
Husky Energy, Inc.                               32,400        1,557,722
MOL Magyar Olaj-es Gazipari Rt.                  17,500        1,656,738
Nexen, Inc.                                      64,200        2,819,704
Occidental Petroleum Corp.                       42,900        3,401,970
OMV AG                                           24,000        1,318,867
Petro-Canada                                     51,600        1,970,411
Petroleo Brasileiro, SA (ADR)                    25,200        1,552,320
PTT Public Co., Ltd.                             88,500          463,474
Repsol YPF, SA                                   96,400        2,830,504
Total, SA                                        15,600        3,892,074
                                                             ------------
                                                              30,116,897

Offshore Drilling-1.1%
GlobalSantaFe Corp.                              58,820        2,668,075

Oils - Integrated Domestic-2.3%
ChevronTexaco Corp.                              63,400        3,633,454
ConocoPhillips                                   33,250        2,011,958
                                                             ------------
                                                               5,645,412
                                                             ------------
                                                              38,430,384

Capital Equipment-12.3%
Aerospace & Defense-2.8%
BAE Systems Plc                                 346,600        2,020,969
European Aeronautic Defence & Space Co.          72,570        2,675,457
The Boeing Co.                                   31,200        2,127,528
                                                             ------------
                                                               6,823,954

Automobiles-5.6%
Continental AG                                   47,700        4,039,597
Ford Otomotiv Sanayi A.S.                        72,343          622,248
Honda Motor Co., Ltd.                            59,400        3,304,662
Hyundai Motor Co.                                14,400        1,181,549


10 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
PT Astra International Tbk                      457,500      $   414,356
Renault, SA                                      52,200        4,056,899
                                                             ------------
                                                              13,619,311

Electrical Equipment-2.1%
General Electric Co.                            143,700        5,132,964

Machinery & Engineering-0.8%
MAN AG                                           40,000        1,991,625

Miscellaneous Capital Goods-1.0%
Textron, Inc.                                    31,100        2,453,790
                                                             ------------
                                                              30,021,644

Consumer Staples-7.7%
Beverages & Tobacco-2.9%
Altria Group, Inc.                               54,050        3,934,300
Japan Tobacco, Inc.                                 166        2,220,850
PepsiCo, Inc.                                    14,000          828,800
                                                             ------------
                                                               6,983,950

Food & Household Products-2.3%
Delhaize Le Lion, SA                             29,100        1,837,574
J Sainsbury Plc                                 412,400        2,022,140
Tate & Lyle Plc                                 188,200        1,779,791
                                                             ------------
                                                               5,639,505

Retail Stores - Food-2.5%
Safeway, Inc.                                   126,700        2,945,775
SUPERVALU, Inc.                                  20,000          654,400
The Kroger Co.(a)                               134,200        2,611,532
                                                             ------------
                                                               6,211,707
                                                             ------------
                                                              18,835,162

Industrial Commodities-5.7%
Chemical-0.1%
Hanwha Chemical Corp.                            35,200          372,053

Forest & Paper-0.2%
Suzano Bahia Sul Papel e Celulose, SA            50,000          288,178
Votorantim Celulose e Papel, SA (ADR)            16,000          197,280
                                                             ------------
                                                                 485,458

Metal - Nonferrous-0.9%
Xstrata Plc                                      98,140        2,225,631

Metal - Steel-4.1%
Arcelor                                         122,720        2,923,907
China Steel Corp. (GDR)                          23,908          356,229
Gerdau, SA (ADR)                                 49,200          727,668
INI Steel Co.                                    26,590          560,595
JFE Holdings, Inc.                              106,200        3,339,345
POSCO                                             5,400        1,077,006
Usinas Siderurgicas de Minas Gerais, SA          38,300          898,620
                                                             ------------
                                                               9,883,370


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 11


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Paper-0.4%
Smurfit-Stone Container Corp.(a)                 77,400       $  980,658
                                                             ------------
                                                              13,947,170

Consumer Cyclicals-5.5%
Broadcasting & Publishing-2.5%
Comcast Corp. Cl.A Special(a)                   103,000        2,682,120
Time Warner, Inc.                               183,600        3,301,128
                                                             ------------
                                                               5,983,248

Leisure & Tourism-1.4%
McDonald's Corp.                                 37,900        1,282,915
Mitchells & Butlers Plc                         124,400          797,617
Whitbread Plc                                    87,000        1,412,987
                                                             ------------
                                                               3,493,519

Retailers-1.2%
Office Depot, Inc.(a)                            42,000        1,246,560
Target Corp.                                     31,900        1,706,969
                                                             ------------
                                                               2,953,529

Textiles & Apparel-0.4%
V. F. Corp.                                      15,000          849,750
                                                             ------------
                                                              13,280,046

Utilities-3.9%
Electric Companies-1.3%
American Electric Power Co., Inc.                28,550        1,043,217
Companhia de Saneamento Basico do Estado
  de Soa Paulo                                4,590,000          289,544
Entergy Corp.                                    25,800        1,806,000
                                                             ------------
                                                               3,138,761

Utility (Electric & Gas)-2.6%
E.ON AG                                          31,700        3,014,653
Endesa, S.A.                                    126,200        3,274,175
                                                             ------------
                                                               6,288,828
                                                             ------------
                                                               9,427,589

Technology/Electronics-3.7%
Data Processing-1.1%
Canon, Inc.                                      48,600        2,726,729

Electrical & Electronics-0.6%
Compal Electronics, Inc.                        265,136          232,184
Compal Electronics, Inc. (GDR)(a)               150,195          707,419
Koninklijke (Royal) Philips Electronics NV       20,000          557,382
                                                             ------------
                                                               1,496,985

Electronic Components & Instruments-2.0%
CMC Magnetics Corp.(a)                          731,000          254,242
Flextronics International, Ltd.(a)              133,500        1,377,720
Intel Corp.                                      47,600        1,269,968
Micronas Semiconductor Holding AG(a)              2,700           88,142


12 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                     1,500       $  862,812
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                          90,691          868,820
                                                             ------------
                                                               4,721,704
                                                             ------------
                                                               8,945,418

Technology-3.6%
Communication - Equipment Manufacturers-0.3%
Tellabs, Inc.(a)                                 79,100          811,566

Computers-1.9%
Hewlett-Packard Co.                             153,600        4,557,312

Data Processing-0.1%
Sanmina-SCI Corp.(a)                             70,000          289,800

Miscellaneous Technology-1.3%
Microsoft Corp.                                  95,400        2,643,534
Solectron Corp.(a)                              148,830          534,300
                                                             ------------
                                                               3,177,834
                                                             ------------
                                                               8,836,512

Telecommunications-3.2%
Telecommunications-3.2%
Far EasTone Telecommunications Co., Ltd.
  (GDR)                                          15,379          264,365
Singapore Telecommunications, Ltd.              618,290          915,719
Sprint Nextel Corp.                             149,200        3,735,968
Telkom South Africa, Ltd.                        45,200          908,563
Vodafone Group Plc                              875,000        1,882,632
                                                             ------------
                                                               7,707,247

Medical-2.8%
Health & Personal Care-2.8%
HCA, Inc.                                        26,900        1,371,631
Medco Health Solutions, Inc.(a)                  36,800        1,974,320
Sanofi-Synthelabo, SA                            42,361        3,406,862
                                                             ------------
                                                               6,752,813

Transportation-0.7%
Railroads-0.2%
CSX Corp.                                        10,000          486,400

Transportation - Airlines-0.5%
Macquarie Airports                              572,000        1,313,078
                                                             ------------
                                                               1,799,478

Construction & Housing-0.4%
Construction & Housing-0.4%
George Wimpey Plc                                60,000          453,067
Taylor Woodrow Plc                              100,000          586,776
                                                             ------------
                                                               1,039,843

Total Common Stocks
  (cost $193,752,911)                                        238,978,474


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 13


                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-1.3%
Time Deposit-1.3%
State Street Euro Dollar
  3.35%, 12/01/05
  (cost $3,037,000)                             $ 3,037     $  3,037,000

Total Investments-99.4%
  (cost $196,789,911)                                        242,015,474
Other assets less liabilities-0.6%                             1,489,100
                                                            ------------

Net Assets-100%                                             $243,504,574


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                      Value at
                Number of  Expiration    Original    November 30,  Unrealized
     Type       Contracts    Month        Value         2005      Appreciation
-------------------------------------------------------------------------------
U.S. Dollar S&P
500 Index          6     December 2005  $ 1,866,831  $ 1,876,650    $ 9,819


(a) Non-income producing security.

    Glossary of Terms:
    ADR - American Depositary Receipt
    GDR - Global Depositary Receipt

    See notes to financial statements.


14 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


STATEMENT OF ASSETS & LIABILITIES
November 30, 2005


Assets
Investments in securities, at value (cost $196,789,911)          $242,015,474
Cash                                                                   95,106(a)
Foreign cash, at value (cost $651,721)                                649,225
Receivable for investment securities sold                           1,292,212
Dividends and interest receivable                                     452,491
Receivable for shares of beneficial interest sold                     309,054
                                                                 ------------
Total assets                                                      244,813,562
Liabilities
Payable for investment securities purchased                           740,113
Payable for shares of beneficial interest redeemed                    211,370
Advisory fee payable                                                  139,004
Distribution fee payable                                               28,450
Transfer Agent fee payable                                             14,091
Payable for variation margin on futures contracts                      12,300
Administrative fee payable                                                460
Accrued expenses                                                      163,200
                                                                 ------------
Total liabilities                                                   1,308,988
                                                                 ------------
Net Assets                                                       $243,504,574
Composition of Net Assets
Paid-in capital                                                  $187,121,963
Undistributed net investment income                                 2,253,397
Accumulated net realized gain on investment and foreign
  currency transactions                                             8,922,946
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                      45,206,268
                                                                 ------------
                                                                 $243,504,574

Calculation of Maximum Offering Price Per Share

                                            Net Asset Value and:
                                           ---------------------    Maximum
                              Shares      Offering   Redemption    Offering
Class         Net Assets   Outstanding     Price        Price       Price*
-------------------------------------------------------------------------------
A           $ 34,632,255     2,497,167         --      $13.87      $14.49
B           $ 16,179,984     1,184,801     $13.66          --          --
C           $  8,647,696       632,397     $13.67          --          --
Advisor     $156,873,674    11,261,630     $13.93      $13.93          --
R           $    364,367        26,298     $13.86      $13.86          --
K           $     10,862           783     $13.88      $13.88          --
I           $ 26,795,736     1,927,883     $13.90      $13.90          --


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

(a) An amount of U.S. $94,500 has been segregated as collateral for the financial futures contracts outstanding at November 30, 2005.

    See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 15


STATEMENT OF OPERATIONS
Year Ended November 30, 2005

Investment Income
Dividends (net of foreign taxes withheld
  of $419,402)                                     $5,117,623
Interest                                               74,073     $5,191,696
                                                   ----------
Expenses
Advisory fee                                        1,514,572
Distribution fee--Class A                              88,809
Distribution fee--Class B                             128,587
Distribution fee--Class C                              68,364
Distribution fee--Class R                                 298
Distribution fee--Class K                                  19
Custodian                                             264,122
Transfer agency                                       165,103
Registration fees                                     138,335
Administrative                                         90,000
Printing                                               78,384
Audit                                                  52,142
Trustees' fees                                         25,054
Legal                                                   9,477
Miscellaneous                                          20,886
                                                   ----------
Total expenses                                      2,644,152
Less: expenses waived and reimbursed
by the Adviser (see Note B)                           (36,990)
Less: expense offset arrangement
(see Note B)                                           (1,260)
                                                   ----------
Net expenses                                                       2,605,902
                                                                  ----------
Net investment income                                              2,585,794
                                                                  ----------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                          8,893,665
  Futures contracts                                                  208,278
  Foreign currency transactions                                      (17,499)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                     17,033,333(a)
  Futures contracts                                                  (86,544)
  Foreign currency denominated assets
    and liabilities                                                 (124,569)
                                                                  ----------
Net gain on investment and foreign
  currency transactions                                           25,906,664
                                                                  ----------
Net Increase in Net Assets
  from Operations                                                $28,492,458
                                                                  ----------


(a) Net of change in accrued foreign capital gains taxes of $13,309.

    See notes to financial statements.


16 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


STATEMENT OF CHANGES IN NET ASSETS


                                                      Year Ended    Year Ended
                                                     November 30,  November 30,
                                                         2005          2004
                                                    ------------  ------------
Increase in Net Assets
from Operations
Net investment income                                 $2,585,794    $1,694,510
Net realized gain on investment and foreign
  currency transactions                                9,084,444     9,910,765
Net change in unrealized
  appreciation/depreciation of investments
  and foreign currency denominated
  assets and liabilities                              16,822,220    16,961,287
                                                    ------------  ------------
Net increase in net assets from operations            28,492,458    28,566,562
Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                               (303,807)     (171,863)
  Class B                                                (69,105)      (19,216)
  Class C                                                (40,850)      (11,337)
  Advisor Class                                       (1,965,868)   (1,358,383)
Net realized gain on investment transactions
  Class A                                               (778,506)           -0-
  Class B                                               (307,964)           -0-
  Class C                                               (182,048)           -0-
  Advisor Class                                       (4,219,018)           -0-
Transactions in Shares of
Beneficial Interest
Net increase                                          53,408,737    16,898,046
                                                    ------------  ------------
Total increase                                        74,034,029    43,903,809
Net Assets
Beginning of period                                  169,470,545   125,566,736
                                                    ------------  ------------
End of period (including undistributed net
  investment income of $2,253,397 and
  $2,059,313, respectively)                         $243,504,574  $169,470,545
                                                    ------------  ------------


See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 17


NOTES TO FINANCIAL STATEMENTS
November 30, 2005

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the "Trust") was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold with an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities


18 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 19


of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to net assets.


20 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and
1.20% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended November 30, 2005, such reimbursement amounted to $9,490.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended November 30, 2005, the Adviser voluntarily agreed to waive a portion of its fees. Such waiver amounted to $27,500.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $72,093 for the year ended November 30, 2005.

For the year ended November 30, 2005, the Fund's expenses were reduced by $1,260 under an expense offset arrangement with AGIS.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 21


AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,866 from the sale of Class A shares and received $9,927, $12,801 and $2,122 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2005.

Brokerage commissions paid on investment transactions for the year ended November 30, 2005 amounted to $160,772, of which $29,797 and $4,773, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the portfolio's average daily net assets attributable to Class R shares, and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $354,172, $289,331, $0 and $0 for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2005, were as follows:

                                                    Purchases         Sales
                                                   -----------     ------------
Investment securities (excluding
  U.S. government securities)                      $98,797,978     $48,769,461
U.S. government securities                                  -0-             -0-


22 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost                                                              $196,790,123
                                                                  ------------
Gross unrealized appreciation                                     $ 50,655,437
Gross unrealized depreciation                                       (5,430,086)
                                                                  ------------
Net unrealized appreciation                                       $ 45,225,351
                                                                  ------------

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 23


currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized, without par value, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Transactions in shares of beneficial interest were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                     Year Ended      Year Ended    Year Ended      Year Ended
                     November 30,   November 30,  November 30,    November 30,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold            1,164,834       672,042     $14,838,260      $7,674,317
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           84,047        15,161       1,033,775         163,280
-------------------------------------------------------------------------------
Shares converted
  from Class B            34,430        15,491         445,625         178,849
-------------------------------------------------------------------------------
Shares redeemed         (652,098)     (385,799)     (8,414,676)     (4,375,103)
-------------------------------------------------------------------------------
Net increase             631,213       316,895      $7,902,984      $3,641,343
-------------------------------------------------------------------------------
Class B
Shares sold              664,913       360,450      $8,396,219      $4,093,177
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           25,182         1,318         306,966          14,105
-------------------------------------------------------------------------------
Shares converted
  to Class A             (34,838)      (15,648)       (445,625)       (178,849)
-------------------------------------------------------------------------------
Shares redeemed         (194,054)     (160,249)     (2,445,923)     (1,811,349)
-------------------------------------------------------------------------------
Net increase             461,203       185,871      $5,811,637      $2,117,084
-------------------------------------------------------------------------------
Class C
Shares sold              341,931       163,610      $4,375,657      $1,860,410
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           13,826           733         168,817           7,846
-------------------------------------------------------------------------------
Shares redeemed         (142,072)      (64,663)     (1,808,874)       (725,742)
-------------------------------------------------------------------------------
Net increase             213,685        99,680      $2,735,600      $1,142,514
-------------------------------------------------------------------------------


24 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


                               Shares                         Amount
                    ---------------------------  ------------------------------
                     Year Ended      Year Ended    Year Ended      Year Ended
                     November 30,   November 30,  November 30,    November 30,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Advisor Class
Shares sold            2,259,644     2,362,186     $28,567,356     $26,752,490
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          501,191       125,428       6,174,678       1,352,118
-------------------------------------------------------------------------------
Shares redeemed       (1,903,791)   (1,589,433)    (24,782,370)    (18,107,503)
Net increase             857,044       898,181      $9,959,664      $9,997,105
-------------------------------------------------------------------------------

                          March 1,                    March 1,
                         2005(a) to                 2005(a) to
                        November 30,                November 30,
                            2005                        2005
-------------------------------------------------------------------------------
Class R
Shares sold               27,873                      $382,704
-------------------------------------------------------------------------------
Shares redeemed           (1,575)                      (21,542)
-------------------------------------------------------------------------------
Net increase              26,298                      $361,162
-------------------------------------------------------------------------------
Class K
-------------------------------------------------------------------------------
Shares sold                  783                       $10,100
-------------------------------------------------------------------------------
Net increase                 783                       $10,100
-------------------------------------------------------------------------------
Class I
Shares sold            1,930,492                   $26,663,553
-------------------------------------------------------------------------------
Shares redeemed           (2,609)                      (35,963)
-------------------------------------------------------------------------------
Net increase           1,927,883                   $26,627,590
-------------------------------------------------------------------------------
(a) Commencement of distribution.


NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include change in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 25


NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2005.

NOTE H

Distribution to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 were as follows:

                                                       2005            2004
                                                    ----------      ----------
Distributions paid from:
  Ordinary income                                   $2,379,630      $1,560,799
  Long term capital gains                            5,487,536              -0-
                                                    ----------      ----------
Total taxable distributions                          7,867,166       1,560,799
                                                    ----------      ----------
Total distributions paid                            $7,867,166      $1,560,799
                                                    ----------      ----------

As of November 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                      $2,707,320
Undistributed long-term capital gains                               8,759,074
Unrealized appreciation/(depreciation)                             44,916,217(a)
                                                                  -----------
Total accumulated earnings/(deficit)                              $56,382,611
                                                                  -----------

(a) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and mark to markets on passive foreign investment companies and the realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses, and the tax treatment of gains and losses of passive foreign investment companies resulted in a net decrease in undistributed net investment income and a increase in accumulated net realized gain on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the


26 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Trustees, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 27


In addition, the Independent Trustees of the Trust ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory


28 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests required the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 29


Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


30 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                     Class A
                                            ------------------------------------------------------------
                                                                                               March 29,
                                                                                              2001(a) to
                                                           Year Ended November 30,              November
                                            -------------------------------------------------        30,
                                                2005         2004         2003         2002         2001
                                            ------------------------------------------------------------
Net asset value,
  beginning of period                         $12.61       $10.52        $8.57        $9.64       $10.00
Income From Investment
  Operations
Net investment income
  (loss)(b)(c)                                   .15          .11(d)       .10          .05         (.02)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  1.68         2.09         1.91        (1.12)        (.34)
                                            ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                    1.83         2.20         2.01        (1.07)        (.36)
                                            ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.16)        (.11)        (.06)          -0-          -0-
Distributions from net realized
  gain on investment
  transactions                                  (.41)          -0-          -0-          -0-          -0-
                                            ------------------------------------------------------------
Total distributions                             (.57)        (.11)        (.06)          -0-          -0-
                                            ------------------------------------------------------------
Net asset value,
  end of period                               $13.87       $12.61       $10.52        $8.57        $9.64
                                            ------------------------------------------------------------
Total Return
Total investment return based
  on net asset value(e)                        15.09%       21.09%       23.64%      (11.10)%      (3.60)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $34,632      $23,536      $16,298       $8,892       $5,923
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.45%        1.41%        1.50%        1.76%        2.44%(f)
  Expenses, before waivers/
    reimbursements                              1.46%        1.65%        1.89%        2.59%        8.10%(f)
  Net investment income
    (loss)(c)                                   1.17%         .97%(d)     1.05%         .56%        (.27)%(f)
Portfolio turnover rate                           25%          38%          29%          28%          14%


See footnote summary on page 37.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 31


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                     Class B
                                            ------------------------------------------------------------
                                                                                               March 29,
                                                                                              2001(a) to
                                                           Year Ended November 30,              November
                                            -------------------------------------------------        30,
                                                2005         2004         2003         2002         2001
                                            ------------------------------------------------------------
Net asset value,
  beginning of period                         $12.45       $10.39        $8.47        $9.59       $10.00
                                            ------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss)(b)(c)                                   .05          .03(d)       .03         (.01)        (.06)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  1.66         2.07         1.90        (1.11)        (.35)
                                            ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                    1.71         2.10         1.93        (1.12)        (.41)
                                            ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.09)        (.04)        (.01)          -0-          -0-
Distributions from net realized
  gain on investment
  transactions                                  (.41)          -0-          -0-          -0-          -0-
                                            ------------------------------------------------------------
Total distributions                             (.50)        (.04)        (.01)          -0-          -0-
                                            ------------------------------------------------------------
Net asset value,
  end of period                               $13.66       $12.45       $10.39        $8.47        $9.59
                                            ------------------------------------------------------------
Total Return
Total investment return based
  on net asset value(e)                        14.24%       20.22%       22.82%      (11.68)%      (4.10)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $16,180       $9,007       $5,585       $3,673       $1,916
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.19%        2.15%        2.20%        2.45%        3.14%(f)
  Expenses, before waivers/
    reimbursements                              2.20%        2.39%        2.64%        3.29%       11.12%(f)
  Net investment income
    (loss)(c).                                   .38%         .23%(d)      .38%        (.09)%       (.91)%(f)
Portfolio turnover rate                           25%          38%          29%          28%          14%


See footnote summary on page 37.


32 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                     Class C
                                            ------------------------------------------------------------
                                                                                               March 29,
                                                                                              2001(a) to
                                                           Year Ended November 30,              November
                                            -------------------------------------------------        30,
                                                2005         2004         2003         2002         2001
                                            ------------------------------------------------------------
Net asset value,
  beginning of period                         $12.46       $10.40        $8.48        $9.61       $10.00
                                            ------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss)(b)(c)                                   .05          .03(d)       .04           -0-(g)     (.06)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  1.66         2.07         1.89        (1.13)        (.33)
                                            ------------------------------------------------------------
Net increase (decrease) in net
  asset value from
  operations                                    1.71         2.10         1.93        (1.13)        (.39)
                                            ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.09)        (.04)        (.01)          -0-          -0-
Distributions from net realized
  gain on investment
  transactions                                  (.41)          -0-          -0-          -0-          -0-
                                            ------------------------------------------------------------
Total distributions                             (.50)        (.04)        (.01)          -0-          -0-
                                            ------------------------------------------------------------
Net asset value,
  end of period                               $13.67       $12.46       $10.40        $8.48        $9.61
                                            ------------------------------------------------------------
Total Return
Total investment return based
  on net asset value(e)                        14.22%       20.20%       22.79%      (11.76)%      (3.90)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $8,648       $5,218       $3,317       $2,129         $997
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.16%        2.12%        2.20%        2.40%        3.15%(f)
  Expenses, before waivers/
    reimbursements                              2.18%        2.36%        2.60%        3.16%       12.33%(f)
  Net investment income
    (loss)(c)                                    .42%         .26%(d)      .39%          -0-(h)     (.89)%(f)
Portfolio turnover rate                           25%          38%          29%          28%          14%


See footnote summary on page 37.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 33


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                 Advisor Class
                                            ------------------------------------------------------------
                                                                                               March 29,
                                                                                              2001(a) to
                                                           Year Ended November 30,              November
                                            -------------------------------------------------        30,
                                                2005         2004         2003         2002         2001
                                            ------------------------------------------------------------
Net asset value,
  beginning of period                         $12.66       $10.56        $8.60        $9.65       $10.00
                                            ------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss)(b)(c)                                   .19          .14(d)       .13          .12         (.01)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  1.68         2.10         1.91        (1.17)        (.34)
                                            ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                    1.87         2.24         2.04        (1.05)        (.35)
                                            ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.19)        (.14)        (.08)          -0-          -0-
Distributions from net realized
  gain on investment
  transactions                                  (.41)          -0-          -0-          -0-          -0-
                                            ------------------------------------------------------------
Total distributions                             (.60)        (.14)        (.08)          -0-          -0-
                                            ------------------------------------------------------------
Net asset value,
  end of period                               $13.93       $12.66       $10.56        $8.60        $9.65
                                            ------------------------------------------------------------
Total Return
Total investment return based
  on net asset value(e)                        15.40%       21.47%       23.98%      (10.88)%      (3.50)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $156,874     $131,710     $100,367      $74,727       $1,791
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.14%        1.11%        1.20%        1.23%        2.10%(f)
  Expenses, before waivers/
    reimbursements                              1.16%        1.35%        1.59%        1.85%        9.39%(f)
  Net investment income
    (loss)(c)                                   1.44%        1.26%(d)     1.42%        1.31%        (.13)%(f)
Portfolio turnover rate                           25%          38%          29%          28%          14%


See footnote summary on page 37.


34 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                            Class R
                                                         ------------
                                                             March 1,
                                                           2005(i) to
                                                         November 30,
                                                                 2005
                                                         ------------
Net asset value, beginning of period                           $12.90
                                                         ------------
Income From Investment Operations
Net investment income(b)(c)                                       .01
Net realized and unrealized gain on investment and
  foreign currency transactions                                   .95
                                                         ------------
Net increase in net asset value from operations                   .96
                                                         ------------
Net asset value, end of period                                 $13.86
                                                         ------------
Total Return
Total investment return based on net asset value(e)              7.44%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                         $364
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)                      1.70%
  Expenses, before waivers/reimbursements(f)                      1.96%
  Net investment income(c)(f)                                      .06%
Portfolio turnover rate                                             25%


See footnote summary on page 37.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 35


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                           Class K
                                                        ------------
                                                             March 1,
                                                           2005(i) to
                                                         November 30,
                                                                 2005
                                                         ------------
Net asset value, beginning of period                           $12.90
                                                         ------------
Income From Investment Operations
Net investment income(b)(c)                                       .14
Net realized and unrealized gain on investment and
  foreign currency transactions                                   .84
                                                         ------------
Net increase in net asset value from operations                   .98
                                                         ------------
Net asset value, end of period                                 $13.88
                                                         ------------
Total Return
Total investment return based on net asset value(e)              7.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                         $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)                     1.45%
  Expenses, before waivers/reimbursements(f)                     1.55%
  Net investment income(c)(f)                                    1.34%
Portfolio turnover rate                                            25%


See footnote summary on page 37.


36 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                           Class I
                                                         ------------
                                                             March 1,
                                                           2005(i) to
                                                         November 30,
                                                                 2005
                                                         ------------
Net asset value, beginning of period                           $12.90
                                                         ------------
Income From Investment Operations
Net investment income(b)(c)                                       .04
Net realized and unrealized gain on investment and
  foreign currency transactions                                   .96
                                                         ------------
Net increase in net asset value from operations                  1.00
                                                         ------------
Net asset value, end of period                                 $13.90
                                                         ------------
Total Return
Total investment return based on net asset value(e)              7.75%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                     $26,796
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)                     1.20%
  Expenses, before waivers/reimbursements(f)                     1.44%
  Net investment income(c)(f)                                     .41%
Portfolio turnover rate                                            25%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser.

(d)  Net of expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g)  Amount is less than $.005.

(h)  Amount is less than .005%.

(i)  Commencement of distribution.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 37


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of AllianceBernstein Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Value Fund (one of the funds constituting the AllianceBernstein Trust) (the "Fund") as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Value Fund at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                 /s/ Ernst & Young LLP

New York, New York
January 11, 2006


38 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


TAX INFORMATION
(unaudited)


The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended November 30, 2005 is $265,035. The foreign source of income for information reporting purposes is $6,052,741.

The Fund designates a maximum amount of $2,379,630 as qualified dividend income, which is taxed at a maximum rate of 15%.

For corporate shareholders, 50% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2005 qualifies for the corporate dividends received deduction.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2006.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 39


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the AllianceBernstein Global Value Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objectives, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. With respect to the second item of business, the approval to amend and restate the Charter of the Fund, the proposal was not presented to shareholders of the Fund at this meeting. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Trustees, each such Trustee to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                                         Withheld
                                Voted For               Authority
                              -----------------------------------------------
Ruth Block                    134,003,245               2,979,537
David H. Dievler              133,929,707               3,053,075
John H. Dobkin                134,130,813               2,851,970
Michael J. Downey             134,154,191               2,828,592
William H. Foulk, Jr.         134,095,135               2,887,647
D. James Guzy                 133,060,363               3,922,419
Marc O. Mayer                 134,171,269               2,811,513
Marshall C. Turner, Jr.       134,141,950               2,840,832

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                                Voted                  Broker
                                Voted For     Against   Abstained   Non-Votes
                              -----------------------------------------------
3.A. Diversification            6,749,550     375,551     345,252   1,297,258

3.B. Issuing Senior Securities  9,738,760     383,212     348,380   1,297,258
     and Borrowing Money

3.C. Underwriting Securities    6,746,691     382,453     341,208   1,297,258

3.D. Concentration of           6,746,402     382,782     341,168   1,297,258
     Investments

3.E. Real Estate and            6,743,238     380,592     346,522   1,297,258
     Companies that Deal
     in Real Estate

3.F. Commodity Contracts        6,838,742     283,190     348,419   1,297,258
     and Futures Contracts

3.G. Loans                      6,739,218     382,714     348,419   1,297,258


40 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


                                                Voted                  Broker
                                Voted For     Against   Abstained   Non-Votes
                              -----------------------------------------------
3.I. Exercising Control         6,739,258     382,714     348,380   1,297,258

3.M. Short Sales                6,844,509     284,675     341,168   1,297,258

3.N. Pledging, Hypothecating,   6,736,203     387,627     346,522   1,297,258
     Mortgaging, or Otherwise
     Encumbering Assets

4.   The reclassification of    6,720,618      63,934     585,800   1,297,258
     the Fund's fundamental
     investment objective as
     non-fundamental with
     changes to the Fund's
     investment objectives


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 41


BOARD OF TRUSTEES


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS(2)

Sharon E. Fay, Senior Vice President
Kevin F. Simms, Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Henry S. D'Auria, Vice President
Thomas J. Bardong, Vice President
Giulio A. Martini, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered
Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Global Value Investment Policy Group. While all members of the team work jointly to determine the majority of investment strategy, including stock selection for the Fund, Ms. Sharon E. Fay, Mr. Kevin
F. Simms, Mr. Henry D'Auria, and Mr. Giulio A. Martini are primarily responsible for the day-to-day management of the Fund's portfolio.

42 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


MANAGEMENT OF THE FUND


Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                    PORTFOLIOS
                                                                      IN FUND        OTHER
      NAME, ADDRESS,                  PRINCIPAL                       COMPLEX      TRUSTEESHIP
      DATE OF BIRTH,               OCCUPATION(S)                    OVERSEEN BY     HELD BY
     (YEAR ELECTED*)             DURING PAST 5 YEARS                  TRUSTEE       TRUSTEE
---------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #      Investment adviser and an                 108           None
2 Sound View Drive            Independent consultant. He
Suite 100                     was formerly Senior Manager
Greenwich, CT 06830           of Barrett Associates, Inc., a
9/7/32                        registered investment adviser,
(2001)                        with which he had been associated
                              since prior to 2001. He was
                              formerly Deputy Comptroller and
                              Chief Investment Officer of the
                              State of New York and, prior
                              thereto, Chief Investment Officer
                              of the New York Bank for Savings.

Ruth Block, #, **             Formerly an Executive Vice                106           None
500 SE Mizner Blvd.           President and Chief Insurance
Boca Raton, FL 33432          Officer of The Equitable Life
11/7/30                       Assurance Society of the United
(2001)                        States; Chairman and Chief
                              Executive Officer of Evlico (insurance),
                              Director of Avon, BP (oil
                              and gas), Ecolab Incorporated
                              (specialty chemicals), Tandem
                              Financial Group and Donaldson,
                              Lufkin & Jenrette Securities
                              Corporation, Governor at Large,
                              National Association of Securities
                              Dealers, Inc.

David H. Dievler, #           Independent Consultant. Until             107           None
P.O. Box 167                  December 1994 he was Senior
Spring Lake, NJ 07762         Vice President of Alliance Capital
10/23/29                      Management Corporation ("ACMC")
(2001)                        responsible for mutual fund
                              administration. Prior to joining
                              ACMC in 1984, he was Chief
                              Financial Officer of Eberstadt
                              Asset Management since 1968.
                              Prior to that, he was a Senior
                              Manager at Price Waterhouse &
                              Co. Member of American Institute
                              of Certified Public Accountants
                              since 1953.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 43


                                                                    PORTFOLIOS
                                                                      IN FUND        OTHER
      NAME, ADDRESS,                  PRINCIPAL                       COMPLEX      TRUSTEESHIP
      DATE OF BIRTH,               OCCUPATION(S)                    OVERSEEN BY     HELD BY
     (YEAR ELECTED*)             DURING PAST 5 YEARS                  TRUSTEE       TRUSTEE
---------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)
John H. Dobkin #              Consultant. Formerly President            106           None
P.O. Box 12                   of Save Venice, Inc. (preservation
Annandale, NY 12504           organization) from 2001-2002,
2/19/42                       Senior Advisor from June 1999-
(2001)                        June 2000 and President of
                              Historic Hudson Valley (historic
                              preservation) from December
                              1989-May 1999. Previously, he
                              was Director of the National
                              Academy of Design and during
                              1988-1992, he was Director and
                              Chairman of the Audit Committee
                              of ACMC.

Michael J. Downey, #          Consultant since January 2004.            106     Asia Pacific
c/o Alliance Capital          Formerly managing partner of                       Fund, Inc.,
Management L.P.               Lexington Capital, LLC (invest-                      and The
1345 Avenue of the            ment advisory firm) from 1997 until               Merger Fund
Americas                      December 2003. Prior thereto,
New York, NY 10105            Chairman and CEOof Prudential
Attn: Philip L. Kirstein      Mutual Fund Management
1/26/44                       (1987-1993).
(2005)

D. James Guzy, #              Chairman of the Board of PLX              106  Intel Corporation,
P.O. Box 128                  Technology (semi-conductors) and                  Cirrus Logic
Glenbrook, NV 89413           of SRC Computers Inc., with which                 Corporation,
3/7/36                        he has been associated since prior               Novellus Cor-
(2005)                        to 2001. He is also President of                poration, Micro
                              the Arbor Company (private family               Component Tech-
                              investments).                                  nology, the Davis
                                                                             Selected Advisors
                                                                              Group of Mutual
                                                                                 Funds and
                                                                                LogicVision.

Marshall C. Turner, Jr., #    Principal of Turner Venture               106   Toppan Photo-
220 Montgomery Street         Associates (venture capital and                masks, Inc., the
Penthouse 10                  consulting) since prior to 2001.                 George Lucas
San Francisco, CA 94104       He is Chairman and CEO, DuPont                    Educational
10/10/41                      Photomasks, Inc., Austin, Texas,                Foundation and
(2005)                        2003-2005, and President and                    Chairman of the
                              CEOsince company acquired,                       Board of the
                              and name changed to Toppan                       Smithsonian's
                              Photomasks, Inc. in 2005. (semi-                National Museum
                              conductor manufacturing services).             of Natural History


44 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


                                                                    PORTFOLIOS
                                                                      IN FUND        OTHER
      NAME, ADDRESS,                  PRINCIPAL                       COMPLEX      TRUSTEESHIP
      DATE OF BIRTH,               OCCUPATION(S)                    OVERSEEN BY     HELD BY
     (YEAR ELECTED*)             DURING PAST 5 YEARS                  TRUSTEE       TRUSTEE
---------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Marc O. Mayer, ++             Executive Vice President of ACMC          106      SCB Partners,
1345 Avenue of the            since 2001; prior thereto, Chief                       Inc.
Americas                      Executive Officer of Sanford C.                     SCB, Inc.
New York, NY 10105            Bernstein & Co., LLC (institutional
10/2/57                       research and brokerage arm of
(2003)                        Bernstein & Co., LLC ("SCB & Co.")
                              and its predecessor since prior
                              to 2001.


*   There is no stated term of office for the Fund's Trustees.

** Ms.Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

++ Mr. Mayer is an "interested trustee", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.

#   Member of the Audit Committee, the Governance and Nominating Committee, and
the Independent Directors Committee.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 45


Officers of the Trust
Certain information concerning the Fund's Officers is listed below.


NAME, ADDRESS*      POSITION(S)              PRINCIPAL OCCUPATION
AND DATE OF BIRTH   HELD WITH FUND           DURING PAST 5 YEARS
----------------------------------------------------------------------------------------
Marc O. Mayer       President                See biography above
10/2/57

Kevin F. Simms      Senior Vice President    Senior Vice President of Alliance Capital
3/23/66                                      Management Corporation ("ACMC"),**
                                             and is a Co-Chief Investment Officer
                                             of International Value Equities in 2003,
                                             which he has assumed in addition to
                                             his role as Director of Research of
                                             Global and International Value Equities
                                             since prior to 2000. Prior thereto, he
                                             was Director of Research for Emerging
                                             Markets Equities at Bernstein,** since
                                             prior to 2001.

Sharon E. Fay       Senior Vice President    Executive Vice President of ACMC**
6/19/60                                      and Chief Investment Officer of UK,
                                             European and Global Value Equities
                                             since June 2003. She has continued
                                             to serve as Chief Investment Officer of
                                             UK and European Value Equities at
                                             ACMC since prior to 2001, and chairs
                                             the  Global, European and UK Value
                                             Investment Policy  Groups since prior
                                             to 2001.

Philip L. Kirstein  Senior Vice President    Senior Vice President, Independent
5/29/45             and Independent          Compliance Officer-Mutual Funds
                    Compliance Officer       of ACMC** with which he has been
                                             associated since October 2004.
                                             Prior thereto, he was Of Counsel to
                                             Kirkpatrick & Lockhart, from October
                                             2003 to October 2004, and General
                                             Counsel of Merrill Lynch Investment
                                             Managers L.P. since prior to 2001
                                             until March 2003.

Thomas J. Bardong   Vice President           Senior Vice President of ACMC**, with
4/28/45                                      which he has been associated since
                                             prior to 2001.

Henry S. D'Auria    Vice President           Senior Vice President of ACMC** with
12/23/61                                     which he has been associated since
                                             October prior to 2001. He is also Chief
                                             Investment Officer of emerging Markets
                                             Value Equities since 2002 and Co-Chief
                                             Investment Officer of International Value
                                             Equities of ACMC since June 2003,
                                             where prior thereto, he was Director
                                             of Research of Small Cap Value and
                                             Director Emerging Markets Value
                                             Equities of Sanford C. Bernstein &
                                             Co., Inc. ("SCB & Co.")** since prior
                                             to 2001.


46 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND



NAME, ADDRESS*      POSITION(S)              PRINCIPAL OCCUPATION
AND DATE OF BIRTH   HELD WITH FUND           DURING PAST 5 YEARS
----------------------------------------------------------------------------------------
Giulio A. Martini   Vice President           Senior Vice President of ACMC, with
7/2/55                                       which he has been associated since
                                             prior to 2001. He is also Head of
                                             Quantitative and Currency Strategies
                                             Value Equities since July 2003.

Emilie D. Wrapp     Secretary                Senior Vice President, Assistant
11/13/55                                     General Counsel and Assistant
                                             Secretary of AllianceBernstein Investment
                                             Research and Management, Inc.
                                             ("ABIRM"),** with which she has been
                                             associated since prior to 2001.

Mark D. Gersten     Treasurer and Chief      Senior Vice President of Alliance Global
10/4/50             Financial Officer        Investor Services, Inc. ("AGIS"),** and
                                             Vice President of ABIRM** with which
                                             he has been associated since prior to
                                             2001.

Vincent S. Noto     Controller               Vice President of AGIS,** with which
12/14/64                                     he has been associated since prior to
                                             2001.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, Bernstein, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Trustees and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 47


ALLIANCEBERNSTEIN FAMILY OF FUNDS

-----------------------------------------
Wealth Strategies Funds
-----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-----------------------------------------
Blended Style Funds
-----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-----------------------------------------
Growth Funds
-----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

-----------------------------------------
Value Funds
-----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-----------------------------------------
Taxable Bond Funds
-----------------------------------------
Americas Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

-----------------------------------------
Municipal Bond Funds
-----------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

-----------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-----------------------------------------
Closed-End Funds
-----------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2005, Small/Mid Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. On February 1, 2006, Americas Government Income Trust will be renamed Global Government Income Trust and Quality Bond Portfolio will be renamed Intermediate Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


48 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


ALLIANCEBERNSTEIN GLOBAL VALUE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ACBVIGVFAR1105




-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein International Value Fund


Annual Report


November 30, 2005




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.




January 24, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein International Value Fund (the "Fund") for the annual reporting period ended November 30, 2005.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of non-U.S. equity securities, emphasizing investment in companies determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein research unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Investment Results

The table on page 4 provides performance for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index, for the six- and 12-month periods ended November 30, 2005.

The Fund's Class A shares outperformed the benchmark, the MSCI EAFE Index, for both the six- and 12-month periods ended November 30, 2005 due largely to positive sector selection. During both the six- and 12-month periods, security selection within the finance sector added significantly to the Fund's relative return.

For the 12-month period ended November 30, 2005, underweighted positions in the telecommunications and consumer cyclicals sectors enhanced the Fund's premium, as did overweighted positions in the capital equipment, industrial commodities and finance sectors.

For the six-month period ended November 30, 2005, the Fund's performance was enhanced specifically by overweighted positions in the capital equipment, industrial commodities and finance sectors, in addition to underweighted positions in the telecommunications and consumer cyclicals sectors.

Market Review and Investment Strategy

International equity markets posted healthy gains during the 12-month reporting period ended November 30, 2005. Throughout 2005, the market grappled with fears that surging oil prices, an expected slowdown in China and a decisive turn in the global interest-rate cycle would stifle economic and corporate profits growth. But the global economy proved remarkably resilient. The sustained strength of the global economy ensured that corporate profitability exceeded expectations. Returns in local currencies were generally higher, reflecting the unexpected appreciation of the U.S. dollar. The dollar staged a modest broad-based rally despite widespread fears that the growing size of the U.S. current account deficit would undermine the


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 1


currency. Energy and metals and mining stocks led the market globally in 2005 thanks to booming world demand, while media and telecommunications companies trailed.

The U.S. economy has shrugged off the effects of the post-Hurricane Katrina dip. European area growth picked up in the third quarter of 2005, giving the European Central Bank the confidence to raise interest rates for the first time in five years. Chinese economic activity remained strong, with rising imports helping to support commodity prices. Additionally, there is growing evidence of a durable recovery in Japan. However, the global economic outlook is not without risks. The European consumer remains cautious, and the U.S. is vulnerable to a slowdown in housing. Japan has little, if any, room to ease monetary policy or increase public spending if the recovery there stalls.

Valuations remain compressed, presenting relatively few opportunities to exploit misvaluations between sectors. Within the very compressed market, the Fund's portfolio is broadly diversified across sectors, but there are nevertheless themes arising from bottom-up stock selection. For example, the Fund has broad exposure to financials. During the reporting period, the Fund's International Value Investment Policy Group (the "Group") favored several capital equipment companies, including aerospace and auto holdings, and maintained a bias towards energy stocks.


2 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Fund for a portion of its expenses to the extent necessary to limit its expenses on an annual basis to 1.20%, 1.90%, 1.90%, 0.90%, 1.40%, 1.15% and 0.90% of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers extend through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Fund's expenses would have been higher and their performance would have been lower than that shown.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be "value" stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED NOVEMBER 30, 2005
                                                               Returns
                                                        6 Months     12 Months
                                                        --------     ---------
     AllianceBernstein International Value Fund
        Class A                                          13.34%        15.31%
        Class B                                          13.01%        14.52%
        Class C                                          13.01%        14.52%
        Advisor Class                                    13.56%        15.66%
        Class R                                          13.27%        15.09%
        Class K**                                        13.40%         5.66%*
        Class I**                                        13.59%         5.83%*

     MSCI EAFE Index                                     11.23%        13.25%

     *  Since Inception. (See inception dates below.)

     ** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
3/29/01* TO 11/30/05


AllianceBernstein International Value Fund Class A: $18,277

MSCI EAFE Index: $13,858

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    AllianceBernstein International
                         Value Fund Class A                 MSCI EAFE Index
-------------------------------------------------------------------------------
     3/29/01*                  $ 9,575                          $10,000
     11/30/01                  $ 9,230                          $ 9,065
     11/30/02                  $ 9,412                          $ 7,932
     11/30/03                  $12,405                          $ 9,853
     11/30/04                  $15,850                          $12,236
     11/30/05                  $18,277                          $13,858


* Since inception of the Fund's Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Fund Class A shares (from 3/29/01* to 11/30/05) as compared to the performance of the Fund's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2005

                                                  NAV Returns       SEC Returns
Class A Shares
1 Year                                                 15.31%            10.41%
Since Inception*                                       14.84%            13.78%

Class B Shares
1 Year                                                 14.52%            10.52%
Since Inception*                                       14.11%            14.11%

Class C Shares
1 Year                                                 14.52%            13.52%
Since Inception*                                       14.11%            14.11%

Advisor Class Shares
1 Year                                                 15.66%
Since Inception*                                       15.27%

Class R Shares
1 Year                                                 15.09%
Since Inception*                                       21.30%

Class K Shares ++
Since Inception*                                        5.66%

Class I Shares ++
Since Inception*                                        5.83%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2005)

Class A Shares
1 Year                                                                   11.77%
Since Inception*                                                         14.81%

Class B Shares
1 Year                                                                   11.95%
Since Inception*                                                         15.12%

Class C Shares
1 Year                                                                   14.95%
Since Inception*                                                         15.12%


* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

++   Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.


See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 5


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                           Beginning                       Ending
                         Account Value                  Account Value                   Expenses Paid
                         June 1, 2005                 November 30, 2005                 During Period*
                ------------------------------  ------------------------------  ------------------------------
                    Actual       Hypothetical       Actual      Hypothetical**      Actual       Hypothetical
                --------------  --------------  --------------  --------------  --------------  --------------
Class A            $ 1,000         $ 1,000        $ 1,133.37      $ 1,019.05       $  6.42         $  6.07
Class B            $ 1,000         $ 1,000        $ 1,130.08      $ 1,015.54       $ 10.15         $  9.60
Class C            $ 1,000         $ 1,000        $ 1,130.08      $ 1,015.54       $ 10.15         $  9.60
Advisor
Class              $ 1,000         $ 1,000        $ 1,135.61      $ 1,020.56       $  4.82         $  4.56
Class R            $ 1,000         $ 1,000        $ 1,132.74      $ 1,018.05       $  7.49         $  7.08
Class K            $ 1,000         $ 1,000        $ 1,133.99      $ 1,019.30       $  6.15         $  5.82
Class I            $ 1,000         $ 1,000        $ 1,135.87      $ 1,020.56       $  4.82         $  4.56

* Expenses are equal to the classes' annualized expense ratios of 1.20%, 1.90%, 1.90%, 0.90%, 1.40%, 1.15% and 0.90%, respectively, multiplied by the average account value over the period, multiply by the number of days in the period/365.

**   Assumes 5% return before expenses.


6 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


PORTFOLIO SUMMARY
November 30, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $2,667.3


SECTOR BREAKDOWN*

[ ]   33.1%  Finance
[ ]   13.7%  Energy                              [PIE CHART OMITTED]
[ ]   13.1%  Capital Equipment
[ ]    9.8%  Industrial Commodities
[ ]    8.3%  Consumer Staples
[ ]    6.5%  Technology/Electronics
[ ]    4.0%  Utilities
[ ]    3.7%  Telecommunications
[ ]    3.4%  Medical
[ ]    1.2%  Construction & Housing
[ ]    0.7%  Consumer Services

[ ]    2.5%  Short-Term


COUNTRY BREAKDOWN*

[ ]   23.2%  United Kingdom
[ ]   16.9%  France                              [PIE CHART OMITTED]
[ ]   16.1%  Japan
[ ]    8.8%  Germany
[ ]    7.2%  South Korea
[ ]    3.6%  Netherlands
[ ]    3.4%  Spain
[ ]    2.7%  Singapore
[ ]    2.3%  Canada
[ ]    2.3%  Taiwan
[ ]    2.2%  Switzerland
[ ]    2.1%  Italy
[ ]    2.1%  Brazil
[ ]    4.6%  Other

[ ]    2.5%  Short-Term


* All data are as of November 30, 2005. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 2.0% weightings in Belgium, China, Hungary, Israel and Sweden.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 7


TEN LARGEST HOLDINGS
November 30, 2005


                                                                    Percent of
Company                                         U.S. $ Value        Net Assets
-------------------------------------------------------------------------------
ING Groep NV                                    $ 95,904,556           3.6%
Orix Corp.                                        74,447,208           2.8
Renault, SA                                       74,158,880           2.8
Canon, Inc.                                       71,585,053           2.7
Continental AG                                    71,417,027           2.7
JFE Holdings, Inc.                                69,447,063           2.6
Royal Bank of Scotland Group Plc                  67,881,467           2.5
Total, SA                                         67,387,768           2.5
Honda Motor Co., Ltd.                             64,696,824           2.4
Sumitomo Mitsui Financial Group, Inc.             63,742,876           2.4
-------------------------------------------------------------------------------
                                                $720,668,722          27.0%


8 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


PORTFOLIO OF INVESTMENTS
November 30, 2005


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-96.7%

Finance-32.8%
Banking-19.2%
Bank Hapoalim, Ltd.                           3,986,578   $   17,364,219
Bank Leumi Le-Israel                          1,684,600        6,047,590
Barclays Plc                                  5,146,100       52,265,649
BNP Paribas, SA                                 173,200       13,648,293
Credit Agricole, SA                           1,274,780       38,406,759
Credit Suisse Group                           1,210,700       58,730,737
Depfa Bank Plc                                  874,900       13,111,264
HBOS Plc                                      3,607,210       54,251,646
Kookmin Bank                                    570,000       37,473,131
Mitsubishi UFJ Financial Group, Inc.              1,791       22,500,799
Royal Bank of Scotland Group Plc              2,386,800       67,881,467
Shinhan Financial Group Co., Ltd.               879,700       33,794,386
Societe Generale                                298,675       35,417,984
Sumitomo Mitsui Financial Group, Inc.             6,791       63,742,876
                                                          ---------------
                                                             514,636,800

Financial Services-2.9%
Orix Corp.                                      347,100       74,447,208
Promise Co., Ltd.                                41,350        2,493,122
                                                          ---------------
                                                              76,940,330

Insurance-10.6%
Assurances Generales de France                  523,830       51,008,688
Aviva Plc                                     4,977,249       58,866,712
Friends Provident                             6,579,960       21,621,281
ING Groep NV                                  2,968,702       95,904,556
Muenchener Rueckversicherungs-Gesellschaft
  AG                                            434,200       56,648,164
                                                          ---------------
                                                             284,049,401
                                                          ---------------
                                                             875,626,531

Energy-13.6%
Energy Sources-13.6%
BP Plc                                        3,892,800       42,739,390
Canadian Natural Resources, Ltd.              1,332,300       60,376,892
China Petroleum & Chemical Corp.             48,999,500       22,086,272
ENI SpA                                       2,056,000       55,710,319
MOL Magyar Olaj-es Gazipari Rt.                 221,500       20,969,568
Petroleo Brasileiro, SA (ADR)                   806,000       49,649,600
Repsol YPF, SA                                1,496,400       43,937,410
Total, SA                                       270,100       67,387,768
                                                          ---------------
                                                             362,857,219

Capital Equipment-13.0%
Aerospace & Defense-2.8%
BAE Systems Plc                               4,932,100       28,758,279
European Aeronautic Defence and Space Co.     1,212,870       44,715,196
                                                          ---------------
                                                              73,473,475


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 9


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Automobiles-9.0%
Continental AG                                  843,300   $   71,417,027
Honda Motor Co., Ltd.                         1,162,900       64,696,824
Hyundai Motor Co.                               367,370       30,143,441
Renault, SA                                     954,200       74,158,880
                                                          ---------------
                                                             240,416,172

Machinery & Engineering-1.2%
MAN AG                                          659,200       32,821,985
                                                          ---------------
                                                             346,711,632

Industrial Commodities-9.7%
Forest & Paper-0.9%
Svenska Cellulosa AB Series B(a)                515,100       17,851,347
Votorantim Celulose e Papel, SA (ADR)           522,700        6,444,891
                                                          ---------------
                                                              24,296,238

Metal-Nonferrous-1.6%
Xstrata Plc                                   1,899,370       43,074,137

Metal-Steel-7.2%
Arcelor                                       2,613,520       62,269,298
JFE Holdings, Inc.                            2,208,600       69,447,063
POSCO                                           298,900       59,614,290
                                                          ---------------
                                                             191,330,651
                                                          ---------------
                                                             258,701,026

Consumer Staples-8.3%
Beverages & Tobacco-4.5%
British American Tobacco Plc                  2,811,500       61,028,880
Japan Tobacco, Inc.                               4,317       57,755,480
                                                          ---------------
                                                             118,784,360

Food & Household Products-3.8%
Delhaize Group                                  588,400       37,155,614
J Sainsbury Plc                               9,104,200       44,641,048
Tate & Lyle Plc                               2,060,100       19,482,187
                                                          ---------------
                                                             101,278,849
                                                          ---------------
                                                             220,063,209

Technology/Electronics-6.5%
Data Processing-2.7%
Canon, Inc.                                   1,275,900       71,585,053

Electrical & Electronics-0.9%
Compal Electronics, Inc.(b)                   4,942,432       23,278,855

Electronic Components & Instruments-3.0%
Flextronics International, Ltd.(c)            1,446,900       14,932,008
Samsung Electronics Co., Ltd.                    49,170       28,282,977
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                       3,810,865       36,508,086
                                                          ---------------
                                                              79,723,071
                                                          ---------------
                                                             174,586,979


10 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Utilities-3.9%
Utility (Electric & Gas)-3.9%
E.ON AG                                         619,600   $   58,923,617
Endesa, SA                                    1,781,900       46,230,214
                                                          ---------------
                                                             105,153,831

Telecommunications-3.6%
Telecommunications-3.6%
Singapore Telecommunications, Ltd.           37,608,890       55,700,673
Vodafone Group Plc                           18,904,946       40,675,489
                                                          ---------------
                                                              96,376,162

Medical-3.4%
Health & Personal Care-3.4%
GlaxoSmithKline Plc                           1,219,100       30,128,283
Sanofi-Synthelabo, SA                           735,282       59,134,682
                                                          ---------------
                                                              89,262,965

Construction & Housing-1.2%
Building Material-0.0%
Buzzi Unicem SpA                                 46,300          708,003

Construction & Housing-1.2%
George Wimpey Plc                             1,203,900        9,090,795
Persimmon Plc                                   469,598        8,923,659
Taylor Woodrow Plc                            2,239,500       13,140,848
                                                          ---------------
                                                              31,155,302
                                                          ---------------
                                                              31,863,305

Consumer Services-0.7%
Leisure & Tourism-0.7%
Whitbread Plc                                 1,063,028       17,264,879

Total Common Stocks
  (cost $2,183,411,109)                                    2,578,467,738

SHORT-TERM INVESTMENT-2.4%
Time Deposit-2.4%
State Street Euro Dollar
  3.35%, 12/01/05
  (cost $64,877,000)                           $ 64,877       64,877,000

Total Investments-99.1%
  (cost $2,248,288,109)                                    2,643,344,738
Other assets less liabilities-0.9%                            23,913,066

Net Assets-100%                                           $2,667,257,804


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 11


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                                        Value at
                     Number of      Expiration         Original       November 30,       Unrealized
       Type          Contracts         Month            Value             2005          Appreciation
------------------------------------------------------------------------------------------------------
   EURO STOXX 50        905        December 2005     $ 35,957,749     $ 36,875,365       $ 917,616


FORWARD EXCHANGE CURRENCY CONTRACT (see Note D)

                           Contract      U.S. $ Value on     U.S. $ Value at
                            Amount         Origination         November 30,         Unrealized
                             (000)            Date                2005             Appreciation
-----------------------------------------------------------------------------------------------
Sale Contract:
Swedish Krona,
  settling 12/15/05        115,710         $14,553,253         $14,345,785           $207,468


(a) Position with an aggregate market value of $17,851,347 has been segregated to collateralize forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, the market value of this security amounted to $23,278,855 or 0.9% of net assets.

(c)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


12 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


STATEMENT OF ASSETS & LIABILITIES
November 30, 2005


Assets
Investments in securities, at value (cost $2,248,288,109)    $2,643,344,738
Cash                                                                    684
Foreign cash, at value (cost $40,568,551)                        40,447,061(a)
Receivable for shares of beneficial interest sold                19,982,798
Receivable for investment securities sold                         3,714,167
Dividends and interest receivable                                 3,420,019
Unrealized appreciation of forward exchange currency
  contract                                                          207,468
Total assets                                                  2,711,116,935

Liabilities
Payable for investment securities purchased and foreign
  currency transactions                                          36,093,824
Payable for shares of beneficial interest redeemed                3,234,422
Advisory fee payable                                              1,424,827
Distribution fee payable                                            715,911
Transfer Agent fee payable                                          228,732
Payable for variation margin on futures contracts                    74,395
Accrued expenses and other liabilities                            2,087,020
Total liabilities                                                43,859,131
Net Assets                                                   $2,667,257,804

Composition of Net Assets
Paid-in capital                                              $2,123,724,760
Undistributed net investment income                              31,211,806
Accumulated net realized gain on investment and foreign
  currency transactions                                         116,481,442
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                   395,839,796
                                                             $2,667,257,804


Calculation of Maximum Offering Price Per Share

                                             Net Asset Value and:
                                            ----------------------    Maximum
                               Shares       Offering    Redemption    Offering
Class        Net Assets      Outstanding       Price       Price       Price*
------------------------------------------------------------------------------
A          $1,262,495,409     69,751,960          --     $ 18.10      $ 18.90
B          $  192,192,162     10,792,886     $ 17.81          --           --
C          $  315,389,504     17,712,729     $ 17.81          --           --
Advisor    $  712,774,768     38,861,988     $ 18.34     $ 18.34           --
R          $    4,115,035        227,534     $ 18.09     $ 18.09           --
K          $      105,489          5,825     $ 18.11     $ 18.11           --
I          $  180,185,437      9,932,583     $ 18.14     $ 18.14           --


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

(a) An amount of U.S. $2,720,839 has been segregated as collateral for the financial futures contracts outstanding at November 30, 2005.

     See notes to financial statements.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 13


STATEMENT OF OPERATIONS
Year Ended November 30, 2005


Investment Income
Dividends (net of foreign taxes withheld
  of $8,391,535)                            $  61,428,027
Interest                                        1,749,501   $  63,177,528

Expenses
Advisory fee                                   16,321,418
Distribution fee--Class A                       2,372,445
Distribution fee--Class B                       1,703,602
Distribution fee--Class C                       2,334,908
Distribution fee--Class R                           9,458
Distribution fee--Class K                              50
Transfer agency                                 3,766,004
Custodian                                       1,435,743
Printing                                          903,932
Registration fees                                 311,913
Administrative                                     82,000
Legal                                              65,147
Audit                                              65,045
Trustees' fees                                     24,480
Miscellaneous                                      84,824
Total expenses                                 29,480,969
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                  (3,446,158)
Less: expense offset arrangement
  (see Note B)                                    (28,647)
Net expenses                                                   26,006,164
Net investment income                                          37,171,364

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                     312,711,332(a)(b)
  Futures contracts                                             9,376,748
  Foreign currency transactions                                (1,923,669)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                 (44,682,074)(c)
  Futures contracts                                               115,296
  Foreign currency denominated assets
    and liabilities                                              (415,383)
Net gain on investment and foreign
  currency transactions                                       275,182,250

Net Increase in Net Assets
  from Operations                                           $ 312,353,614


(a) On August 5, 2005, the Fund had a redemption-in-kind with total proceeds in the amount of $583,471,238. The net realized gain of the transactions of $171,945,171 will not be realized for tax purposes.

(b)  Net of foreign capital gains taxes of $867,650.

(c)  Net of change in accrued foreign capital gains taxes of $(851,855).

     See notes to financial statements.


14 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


STATEMENT OF CHANGES IN NET ASSETS


                                                Year Ended        Year Ended
                                                November 30,      November 30,
                                                   2005              2004
                                               -------------     -------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                          $  37,171,364     $  16,574,598
Net realized gain on investment and
  foreign currency transactions                  320,164,411        55,157,352
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities             (44,982,161)      266,597,709
Net increase in net assets from
  operations                                     312,353,614       338,329,659

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                         (5,137,625)       (1,870,512)
  Class B                                           (748,778)         (443,690)
  Class C                                           (803,764)         (317,937)
  Advisor Class                                  (12,759,742)       (7,897,386)
  Class R                                             (9,188)              (71)
Net realized gain on investment
  transactions
  Class A                                        (10,811,823)               -0-
  Class B                                         (3,199,928)               -0-
  Class C                                         (3,432,296)               -0-
  Advisor Class                                  (22,873,018)               -0-
  Class R                                            (20,846)               -0-

Transactions in Shares of
Beneficial Interest
Net increase                                     595,243,770       532,954,138
Total increase                                   847,800,376       860,754,201

Net Assets
Beginning of period                            1,819,457,428       958,703,227
End of period (including undistributed net
  investment income of $31,211,806
  and $16,290,858, respectively)              $2,667,257,804    $1,819,457,428


See notes to financial statements.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 15


NOTES TO FINANCIAL STATEMENTS

November 30, 2005


NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the"Trust") was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund, formerly AllianceBernstein Small Cap Value Fund and the AllianceBernstein Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities


16 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 17


of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to net assets.


18 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15% and .90%
of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended November 30, 2005, such reimbursement amounted to $3,364,158.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the Advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended November 30, 2005, the Adviser voluntarily agreed to waive its fees. Such waiver amounted to $82,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $2,239,243 for the year ended November 30, 2005.

For the year ended November 30, 2005, the Fund's expenses were reduced by $28,647 under an expense offset arrangement with AGIS.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 19


AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $154,719 from the sales of Class A shares and received $10,476, $152,655 and $42,717 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2005.

Brokerage commissions paid on investment transactions for the year ended November 30, 2005, amounted to $3,050,074, of which $22,500 and $286,235, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares, and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,852,396, $2,068,367, $19,660 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2005, were as follows:

                                                Purchases           Sales
                                              --------------    --------------
Investment securities (excluding
  U.S. government securities)                 $1,683,940,869    $  548,608,883
U.S. government securities.                               -0-               -0-


20 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost                                                            $2,249,282,414
Gross unrealized appreciation                                   $  432,295,619
Gross unrealized depreciation                                      (38,233,295)
Net unrealized appreciation                                     $  394,062,324


1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 21


currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized, without par value, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Transactions in shares of beneficial interest were as follows:

                               Shares                       Amount
                    ---------------------------  ------------------------------
                     Year Ended     Year Ended    Year Ended      Year Ended
                     November 30,   November 30,  November 30,    November 30,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold           53,040,947    17,345,346   $ 901,315,711   $ 250,868,673
Shares issued in
  reinvestment of
  dividends and
  distributions          915,860       130,520      14,699,556       1,717,630
Shares converted
  from Class B           425,899       364,656       7,078,686       5,214,734
Shares redeemed      (12,743,073)   (3,800,557)   (212,683,819)    (53,700,915)
Net increase          41,639,633    14,039,965   $ 710,410,134   $ 204,100,122

Class B
Shares sold            4,559,494     3,743,482   $  75,209,351   $  53,103,048
Shares issued in
  reinvestment of
  dividends and
  distributions          204,117        28,175       3,243,419         367,964
Shares converted
  to Class A            (420,396)     (368,744)     (7,078,686)     (5,214,734)
Shares redeemed       (2,117,274)   (1,531,479)    (34,955,504)    (21,361,941)
Net increase           2,225,941     1,871,434   $  36,418,580   $  26,894,337

Class C
Shares sold           10,398,718     5,167,138   $ 172,035,551   $  73,411,390
Shares issued in
  reinvestment of
  dividends and
  distributions          178,007        16,323       2,828,530         213,175
Shares redeemed       (1,812,794)     (952,110)    (30,140,626)    (13,385,749)
Net increase           8,763,931     4,231,351   $ 144,723,455   $  60,238,816


22 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


                               Shares                       Amount
                    ---------------------------  ------------------------------
                     Year Ended     Year Ended    Year Ended      Year Ended
                     November 30,   November 30,  November 30,    November 30,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Advisor Class
Shares sold           29,435,151    19,166,232   $ 499,239,141   $ 271,748,840
Shares issued in
  reinvestment of
  dividends and
  distributions        2,136,225       588,038      34,628,213       7,803,272
Shares redeemed      (58,681,154)   (2,687,061)   (998,147,648)    (38,673,986)
Net increase
  (decrease)         (27,109,778)   17,067,209   $(464,280,294)  $ 240,878,126

Class R
Shares sold              197,513        65,111   $   3,383,399   $     940,243
Shares issued in
  reinvestment of
  dividends and
  distributions              178        (6,741)          2,860         (97,506)
Shares redeemed          (29,321)           -0-       (493,034)             -0-
Net increase             168,370        58,370   $   2,893,225   $     842,737

                               March 1, 2005(a)                March 1, 2005(a)
                                to November 30,                 to November 30,
                                     2005                             2005
                               ----------------                ----------------
Class K
Shares sold                              5,825                   $     102,896
Shares redemed                               0                              (5)
Net increase                             5,825                   $     102,891

Class I
Shares sold                         10,280,352                   $ 171,206,172
Shares redemed                        (347,769)                     (6,230,393)
Net increase                         9,932,583                   $ 164,975,779

(a)  Commencement of distribution.


NOTE F

Risks Involved in Investing in The Fund

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 23


Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2005.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 were as follows:

                                                    2005              2004
                                                ------------      ------------
Distributions paid from:
  Ordinary income                               $ 19,459,097      $ 10,529,596
  Long-term capital gain                          40,337,911                -0-
Total taxable distributions                       59,797,008        10,529,596
Total distributions paid                        $ 59,797,008      $ 10,529,596


As of November 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $  59,747,007
Undistributed long-term capital gains                          120,030,379
Accumulated capital and other losses                           (30,882,365)(a)
Unrealized appreciation/(depreciation)                         394,638,023(b)
Total accumulated earnings/(deficit)                         $ 543,533,044

(a) On November 30, 2005, the Fund had a net capital loss carryforward of $30,882,365 of which $2,018,389 expires in the year 2008 and $28,863,976 expires in the year 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with Alliance International Fund, Inc. may apply. During the fiscal year, the Fund utilized capital loss carryforwards of $3,427,458.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment companies and forward exchange currency contracts.


24 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses, tax treatment of capital gains taxes, and the tax treatment of redemption-in-kind, resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions and a net increase in paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

      (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 25


September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement , please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Trustees, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.


26 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 27


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


28 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                         Class A
                                            ---------------------------------------------------------------
                                                                                                 March 29,
                                                          Year Ended November 30,               2001(a) to
                                            --------------------------------------------------  November 30,
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $16.22       $12.82       $ 9.83       $ 9.64       $10.00

Income From Investment
  Operations
Net investment income(b)(c)                      .26          .16(d)       .13          .07          .04
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  2.15         3.37         2.96          .12(e)      (.40)
Net increase (decrease)
  in net asset value from
  operations                                    2.41         3.53         3.09          .19         (.36)

Less: Dividends and
  Distributions
Dividends from
  net investment income                         (.17)        (.13)        (.10)          -0-          -0-
Distributions from
  net realized gains on
  investment transactions                       (.36)          -0-          -0-          -0-          -0-
Total dividends and
  distributions                                 (.53)        (.13)        (.10)          -0-          -0-
Net asset value, end of period                $18.10       $16.22       $12.82       $ 9.83       $ 9.64

Total Return
Total investment return
  based on net asset value(f)                  15.31%       27.77%       31.80%        1.97%       (3.60)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                         $1,262,495     $455,933     $180,443      $74,193       $3,990
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.20%        1.20%        1.20%        1.20%        1.44%(g)
  Expenses, before waivers/
    reimbursements                              1.37%        1.64%        1.93%        2.19%        5.11%(g)
  Net investment income(c)                      1.57%        1.12%(d)     1.22%         .74%         .62%(g)
Portfolio turnover rate                           26%          22%          20%          23%          11%


See footnote summary on page 36.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 29


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                        Class B
                                            ---------------------------------------------------------------
                                                                                                 March 29,
                                                          Year Ended November 30,               2001(a) to
                                            --------------------------------------------------  November 30,
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $15.99       $12.67       $ 9.75       $ 9.62       $10.00

Income From Investment
  Operations
Net investment
  income (loss)(b)(c)                            .16          .07(d)       .07           -0-(h)       -0-(h)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  2.11         3.32         2.92          .13(e)      (.38)
Net increase (decrease) in
  net asset value from
  operations                                    2.27         3.39         2.99          .13         (.38)

Less: Dividends and
  Distributions
Dividends from
  net investment income                         (.09)        (.07)        (.07)          -0-          -0-
Distributions from
  net realized gains on
  investment transactions                       (.36)          -0-          -0-          -0-          -0-
Total dividends and
  distributions                                 (.45)        (.07)        (.07)          -0-          -0-
Net asset value, end of period                $17.81       $15.99       $12.67       $ 9.75       $ 9.62

Total Return
Total investment return
  based on net asset value(f)                  14.52%       26.83%       30.85%        1.35%       (3.80)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $192,192     $136,980      $84,809      $51,608       $2,220
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.90%        1.90%        1.90%        1.90%        2.19%(g)
  Expenses, before waivers/
    reimbursements                              2.09%        2.39%        2.71%        2.84%        7.84%(g)
  Net investment
    income (loss)(c)                             .98%         .47%(d)      .61%        (.03)%       (.05)%(g)
Portfolio turnover rate                           26%          22%          20%          23%          11%


See footnote summary on page 36.


30 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                        Class C
                                            ---------------------------------------------------------------
                                                                                                 March 29,
                                                          Year Ended November 30,               2001(a) to
                                            --------------------------------------------------  November 30,
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $15.99       $12.67       $ 9.75       $ 9.60       $10.00

Income From Investment
  Operations
Net investment income(b)(c)                      .16          .06(d)       .06          .01           -0-(h)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  2.11         3.33         2.93          .14(e)      (.40)
Net increase (decrease) in
  net asset value from
  operations                                    2.27         3.39         2.99          .15         (.40)

Less: Dividends and
  Distributions
Dividends from
  net investment income                         (.09)        (.07)        (.07)          -0-          -0-
Distributions from
  net realized gains on
  investment transactions                       (.36)          -0-          -0-          -0-          -0-
Total dividends and
  distributions                                 (.45)        (.07)        (.07)          -0-          -0-
Net asset value, end of period                $17.81       $15.99       $12.67       $ 9.75       $ 9.60

Total Return
Total investment return
  based on net asset value(f)                  14.52%       26.83%       30.85%        1.56%       (4.00)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $315,390     $143,067      $59,753      $26,663       $1,582
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.90%        1.90%        1.90%        1.90%        2.23%(g)
  Expenses, before waivers/
    reimbursements                              2.07%        2.35%        2.65%        2.90%        8.77%(g)
  Net investment income(c)                       .95%         .46%(d)      .55%         .09%         .03%(g)
Portfolio turnover rate                           26%          22%          20%          23%          11%


See footnote summary on page 36.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 31


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                      Advisor Class
                                            ---------------------------------------------------------------
                                                                                                 March 29,
                                                          Year Ended November 30,               2001(a) to
                                            --------------------------------------------------  November 30,
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $16.41       $12.96       $ 9.92       $ 9.68       $10.00
Income From Investment
  Operations
Net investment income(b)(c)                      .37          .21(d)       .18          .17          .04
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  2.12         3.40         2.97          .07(e)      (.36)
Net increase (decrease) in
  net asset value from
  operations                                    2.49         3.61         3.15          .24         (.32)

Less: Dividends and
  Distributions
Dividends from
  net investment income                         (.20)        (.16)        (.11)          -0-          -0-
Distributions from
  net realized gain on
  investment transactions                       (.36)          -0-          -0-          -0-          -0-
Total dividends and
  distributions                                 (.56)        (.16)        (.11)          -0-          -0-
Net asset value, end of period                $18.34       $16.41       $12.96       $ 9.92       $ 9.68

Total Return
Total investment return based
  on net asset value(f)                        15.66%       28.10%       32.19%        2.48%       (3.20)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $712,775   $1,082,517     $633,688     $325,800     $167,263
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .90%         .90%         .90%         .90%         .90%(g)
  Expenses, before waivers/
    reimbursements                              1.04%        1.34%        1.63%        1.75%        2.26%(g)
  Net investment income(c)                      2.21%        1.48%(d)     1.61%        1.67%         .65%(g)
Portfolio turnover rate                           26%          22%          20%          23%          11%


See footnote summary on page 36.


32 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                           Class R
                                            ------------------------------------
                                                 Year Ended            November 3,
                                                 November 30,          2003(i) to
                                            ------------------------  November 30,
                                                2005         2004         2003
                                            -----------  -----------  -----------
Net asset value, beginning of period          $16.23       $12.82       $12.60

Income From Investment Operations
Net investment income(b)(c)                      .22          .02(d)        -0-(h)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  2.16         3.48          .22
Net increase in net asset value
  from operations                               2.38         3.50          .22
Less: Dividends and Distributions
Dividends from net investment income            (.16)        (.09)          -0-
Distributions from net realized gains on
  investment transactions                       (.36)          -0-          -0-
Total dividends and distributions               (.52)        (.09)          -0-
Net asset value, end of period                $18.09       $16.23       $12.82
Total Return
Total investment return based on net
  asset value(f)                               15.09%       27.46%        1.75%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $4,115         $960          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.40%        1.40%        1.40%(g)
  Expenses, before waivers/reimbursements       1.66%        1.84%        2.31%(g)
  Net investment income(c)                      1.30%         .12%(d)      .40%(g)
Portfolio turnover rate                           26%          22%          20%


See footnote summary on page 36.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 33


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                             Class K
                                           ------------
                                             March 1,
                                            2005(i) to
                                           November 30,
                                               2005
                                           ------------
Net asset value, beginning of period          $17.14

Income From Investment Operations
Net investment income(b)(c)                      .11
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                   .86
Net increase in net asset value
  from operations                                .97
Net asset value, end of period                $18.11

Total Return
Total investment return based on net
  asset value(f)                                5.66%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $106
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(g)    1.15%
  Expenses, before waivers/reimbursements(g)    1.42%
  Net investment income(c)(g)                   1.07%
Portfolio turnover rate                           26%


See footnote summary on page 36.


34 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                             Class I
                                           ------------
                                             March 1,
                                            2005(i) to
                                           November 30,
                                               2005
                                           ------------
Net asset value, beginning of period          $17.14

Income From Investment Operations
Net investment income(b)(c)                      .09
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                   .91
Net increase in net asset value
  from operations                               1.00
Net asset value, end of period                $18.14

Total Return
Total investment return based on net
  asset value(f)                                5.83%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $180,185
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(g)     .90%
  Expenses, before waivers/reimbursements(g)    1.00%
  Net investment income(c)(g)                    .75%
Portfolio turnover rate                           26%


See footnote summary on page 36.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 35


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived/reimbursed by the Adviser.

(d)  Net of fees waived/reimbursed by the Transfer Agent.

(e) In addition to net realized and unrealized gain (loss) from investment and foreign currency transactions as set forth in the statement of operations, this amount reflects an increase in net asset value per share resulting from fluctuations in the Fund's total net assets in relation to the timing of market gains and losses.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.

(h)  Amount is less than $.005.

(i)  Commencement of distribution.


36 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Trustees of AllianceBernstein Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Value Fund (one of the funds constituting the AllianceBernstein Trust) (the "Fund") as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Value Fund at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                 /s/ Ernst & Young LLP

New York, New York
January 11, 2006


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 37


TAX INFORMATION
(unaudited)


The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended November 30, 2005 is $5,763,576. The foreign source of income for information reporting purposes is $97,276,629.

For the fiscal year ended November 30, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.The Fund designates a maximum amount of $19,459,097 as qualified dividend income, which is taxed at a maximum rate of 15%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2006.


38 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


RESULTS OF SHAREHOLDERS MEETING
(unaudited)


A Special Meeting of the AllianceBernstein International Value Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objectives, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. With respect to the second item of business, the approval to amend and restate the Charter of the Fund, the proposal was not presented to shareholders of the Fund at this meeting. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):


1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.


                                                                      Withheld
                                               Voted For             Authority
                                       ----------------------------------------
Ruth Block                                   134,003,245             2,979,537
David H. Dievler                            133,929, 707             3,053,075
John H. Dobkin                               134,130,813             2,851,970
Michael J. Downey                            134,154,191             2,828,592
William H. Foulk, Jr.                        134,095,135             2,887,647
D. James Guzy                                133,060,363             3,922,419
Marc O. Mayer                                134,171,269             2,811,513
Marshall C. Turner, Jr.                      134,141,950             2,840,832


3. The amendment, elimination, or reclassification as non-fundamental, of the fundamental investment restrictions regarding:

                                                       Voted                        Broker
                                    Voted For        Against      Abstained      Non-Votes
                              ------------------------------------------------------------
3.A. Diversification               51,941,210      3,709,967        673,980     15,437,158

3.B. Issuing Senior                51,908,443      3,811,894        604,820     15,437,158
     Securities
     and Borrowing Money

3.C. Underwriting                  51,878,667      3,838,773        607,717     15,437,158
     Securities

3.D. Concentration of              51,885,796      3,841,783        597,578     15,437,158
     Investments

3.E. Real Estate and               51,825,886      3,871,740        627,531     15,437,158
     Companies that Deal
     in Real Estate


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 39


                                                       Voted                        Broker
                                    Voted For        Against      Abstained      Non-Votes
                              ------------------------------------------------------------
3.F. Commodity Contracts           51,902,499      3,798,583        624,075     15,437,158
     and Futures Contracts

3.G. Loans                         51,847,513  3,852,858.813        624,786     15,437,158

3.I. Exercising Control            51,820,137      3,880,622        624,399     15,437,158

3.M. Short Sales                   51,879,204      3,811,622        634,331     15,437,158

3.N. Pledging,                     51,932,154      3,761,967        631,036     15,437,158
     Hypothecating,
     Mortgaging, or
     Otherwise Encumbering
     Assets

4.   The reclassification of       50,273,226      3,298,931      2,753,000     15,437,158
     the Fund's fundamental
     investment objective as
     non-fundamental with
     changes to the Fund's
     investment objectives.


40 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


BOARD OF TRUSTEES


William H. Foulk, Jr.(1), Chairman
Marc. O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J.Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Sharon E. Fay, Senior Vice President
Kevin F. Simms, Senior Vice President
Philip L.Kirstein, Senior Vice President and Independent Compliance Officer Henry S. D'Auria, Vice President
Giulio A. Martini,  Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public
Accounting Firm
Ernst & Young LLP
5 Times Square
New York, New York 10036


(1) Member of the Audit Committee, Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for, the Fund's portfolio are made by the International Value Investment Policy Group. While all members of the team work jointly to determine the majority of the investment strategy, including stock selection for the Fund, Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria, and Mr. Giulio A. Martini are primarily responsible for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 41


MANAGEMENT OF THE FUND


Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.


                                                                                      PORTFOLIOS
                                                                                        IN FUND         OTHER
        NAME                            PRINCIPAL                                       COMPLEX      TRUSTEESHIP
ADDRESS, DATE OF BIRTH                OCCUPATION(S)                                   OVERSEEN BY      HELD BY
   (YEAR ELECTED*)                 DURING PAST 5 YEARS                                  TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES

William H. Foulk, Jr., #           Investment adviser and an                              108            None
2 Sound View Drive                 independent consultant. He
Suite 100                          was formerly Senior Manager
Greenwich, CT 06830                of Barrett Associates, Inc., a
9/7/32                             registered investment adviser,
(2001)                             with which he had been associ-
                                   ated since prior to 2001. He was
                                   formerly Deputy Comptroller and
                                   Chief Investment Officer of the
                                   State of New York and, prior
                                   thereto, Chief Investment Officer
                                   of the New York Bank for
                                   Savings.

Ruth Block, #, **                  Formerly an Executive Vice                             106            None
500 SE Mizner Blvd.                President and Chief Insurance
Boca Raton, FL 33432               Officer of The Equitable Life
11/7/30                            Assurance Society of the United
(2001)                             States; Chairman and Chief
                                   Executive Officer of Evlico (insur-
                                   ance), Director of Avon, BP (oil
                                   and gas), Ecolab Incorporated
                                   (specialty chemicals), Tandem
                                   Financial Group, and Donaldson,
                                   Lufkin & Jenrette Securities
                                   Corporation, Governor at Large
                                   National Association of
                                   Securities Dealers, Inc.

David H. Dievler, #                Independent Consultant. Until                          107            None
P.O. Box 167                       December 1994 he was Senior
Spring Lake, NJ 07762              Vice President of Alliance Capital
10/23/29                           Management Corporation
(2001)                             ("ACMC") responsible for mutual
                                   fund administration. Prior to
                                   joining ACMC in 1984, he was
                                   Chief Financial Officer of
                                   Eberstadt Asset Management
                                   since 1968. Prior to that, he was
                                   Senior Manager at Price
                                   Waterhouse & Co. Member of
                                   American Institute of Certified
                                   Public Accountants since 1953.


42 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


                                                                                      PORTFOLIOS
                                                                                        IN FUND         OTHER
        NAME                            PRINCIPAL                                       COMPLEX      TRUSTEESHIP
ADDRESS, DATE OF BIRTH                OCCUPATION(S)                                   OVERSEEN BY      HELD BY
   (YEAR ELECTED*)                 DURING PAST 5 YEARS                                  TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
(continued)

John H. Dobkin, #                  Consultant. Formerly President                         106            None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002,
2/19/42                            Senior Advisor from June 1999 -
(2001)                             June 2000 and President
                                   of Historic Hudson Valley
                                   (historic preservation) from
                                   December 1989-May 1999.
                                   Previously, Director of the National
                                   Academy of Design and during
                                   1988-1992, he was Director and
                                   Chairman of the Audit Committee
                                   of ACMC.

Michael J.Downey, #                Consultant since January 2004.                         106            Asia Pacific
c/o Alliance Capital               Formerly managing partner                                             Fund, Inc., and
Management L.P.                    of Lexington Capital, LLC                                             The Merger
1345 Avenue of the                 (investment advisory firm) from                                       Fund
Americas                           December 1997 until December
New York, NY 10105                 2003. Prior thereto, Chairman and
Attn: Philip L. Kirstein           CEO of Prudential Mutual Fund
1/26/44                            Management (1987-1993).
(2005)

D. James Guzy, #                   Chairman of the Board of PLX                           106            Intel
P.O. Box 128                       Technology (semi-conductors) and                                      Corporation,
Glenbrook, NV 89413                of SRC Computers Inc., with which                                     Cirrus Logic
3/7/36                             he has been associated since prior                                    Corporation,
(2005)                             to 2001. He is also President of the                                  Novellus
                                   Arbor Company (private family                                         Corporation,
                                   investments).                                                         Micro
                                                                                                         Component
                                                                                                         Technology,
                                                                                                         the Davis
                                                                                                         Selected
                                                                                                         Advisors Group
                                                                                                         of Mutual
                                                                                                         Funds and
                                                                                                         LogicVision.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 43


                                                                                      PORTFOLIOS
                                                                                        IN FUND         OTHER
        NAME                            PRINCIPAL                                       COMPLEX      TRUSTEESHIP
ADDRESS, DATE OF BIRTH                OCCUPATION(S)                                   OVERSEEN BY      HELD BY
   (YEAR ELECTED*)                 DURING PAST 5 YEARS                                  TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
(continued)

Marshall C. Turner, Jr., #         Principal of Turner Venture                            106            Toppan
220 Montgomery Street              Associates (venture capital and                                       Photomasks,
Penthouse 10                       consulting) since prior to 2001.                                      Inc., the
San Francisco, CA 94101            He is Chairman and CEO, DuPont                                        George Lucas
10/10/41                           Photomasks, Inc., Austin, Texas,                                      Educational
(2005)                             2003-2005, and President and                                          Foundation
                                   CEO since company acquired,                                           and Chairman
                                   and name changed to Toppan                                            of the Board
                                   Photomasks, Inc. in 2005                                              of the
                                   (semi-conductor manufacturing                                         Smithsonian's
                                   services).                                                            National
                                                                                                         Museum of
                                                                                                         Natural History

INTERESTED TRUSTEE
Marc O. Mayer, ++                  Executive Vice President of ACMC                       106            SCB Partners,
1345 Avenue of the                 since 2001; prior thereto, Chief                                      Inc.
Americas                           Executive Officer of Sanford C.                                       SCB, Inc.
New York, NY 10105                 Bernstein & Co., LLC (institutional
10/2/57                            research and brokerage arm of
(2003)                             Bernstein & Co., LLC ("SCB & Co."))
                                   and its predecessor since prior to
                                   2001.


*    There is no stated term of office for the Fund's Trustees.

**   Ms. Block was an "interested person," as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of the Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares f AXA.

++   Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC, investment adviser.

#    Member of the Audit Committee, the Governance and Nominating Committee,
and the Independent Directors Committee.


44 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Officers of the Trust

Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*                POSITION(S)                      PRINCIPAL OCCUPATION
 AND DATE OF BIRTH            HELD WITH FUND                     DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Kevin F. Simms                Senior Vice President         Senior Vice President of Alliance Capital
3/23/66                                                     Management Corporation "ACMC" **
                                                            and is a Co-Chief Investment Officer of
                                                            International Value Equities since 2003
                                                            which he has assumed in addition to
                                                            his role as Director of Research of
                                                            Global and International Value Equities
                                                            since 2000. Prior thereto, he was
                                                            Director of Research for Emerging
                                                            Markets Equities at Bernstein,** since
                                                            prior to 2001.

Henry S. D'Auria              Vice President                Senior Vice President of ACMC, with
12/23/61                                                    which he has been associated since
                                                            prior to 2001. He is also Chief
                                                            Investment Officer of Emerging Markets
                                                            Value Equities since 2002 and Co-Chief
                                                            Investment Officer of International Value
                                                            Equities of ACMC since June 2003.

Giulio A. Martini             Vice President                Senior Vice President of ACMC, with
7/2/55                                                      which he has been associated since
                                                            prior to 2001. He is also Head of
                                                            Quantitative and Currency Strategies
                                                            Value Equities since July 2003.

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent
5/29/45                       and Independent               Compliance Officer-Mutual Funds of
                              Compliance Officer            ACMC with which he has been
                                                            associated since October 2004. Prior
                                                            thereto, he was Of Counsel to
                                                            Kirkpatrick & Lockhart, from 2003 to
                                                            October 2004, and General Counsel of
                                                            Merrill Lynch Investment Managers since
                                                            prior to 2001.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant
11/13/35                                                    General Counsel and Assistant
                                                            Secretary of AllianceBernstein
                                                            Investment Research and
                                                            Management, Inc. ("ABIRM"),** with
                                                            which she has been associated since
                                                            prior to 2001.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 45


  NAME, ADDRESS*                POSITION(S)                      PRINCIPAL OCCUPATION
 AND DATE OF BIRTH            HELD WITH FUND                     DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Mark D. Gersten               Treasurer and Chief           Senior Vice President of Alliance Global
10/4/50                       Financial Officer             Investor Services, Inc. ("AGIS"),** and
                                                            Vice President of ABIRM, with which he
                                                            has been associated since prior to
                                                            2001.

Vincent S. Noto               Controller                    Vice President of AGIS,** with which
12/4/64                                                     he has been associated since prior
                                                            to 2001.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, Bernstein, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Trustees and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


46 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2005, Small/Mid Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. On February 1, 2006, Americas Government Income Trust will be renamed Global Government Income Trust and Quality Bond Portfolio will be renamed Intermediate Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 47


NOTES




48 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


NOTES




ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 49


NOTES




50 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


NOTES




ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 51


NOTES




52 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ACBVIINTVFAR1105



[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management

AllianceBernstein Small/Mid Cap Value Fund


November 30, 2005


Annual Report




---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.




January 23, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Small/Mid Cap Value Fund (the "Fund") for the annual reporting period ended November 30, 2005.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations that are determined by Alliance's Bernstein research unit to be undervalued and whose long-term earnings power is not reflected in the current market price of their securities. The Fund may also invest in securities issued by non-U.S. companies.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended November 30, 2005.

The Fund underperformed its benchmark for the 12-month period ended November 30, 2005. The Fund's performance drivers and detractors over the 12-month period ended November 30, 2005 varied slightly from those witnessed over the more recent six-month period. During the annual reporting period, the Fund's auto-related overweight continued to be a detractor. Auto-related stocks fell in the period as investors became increasingly concerned over potential declines in North American auto production. The Fund's underweighted position in energy was also a detractor as the run up in oil prices drove strong returns in energy stocks. Contributors to performance also varied somewhat. Materials & processing stocks continued to be strong performers during the reporting period. Additionally, several of the Fund's holdings in the consumer discretionary sector saw their shares rise considerably as investors recognized the impact of robust consumer demand and company-specific restructurings on these stocks.

The Fund also underperformed its benchmark for the six-month period ended November 30, 2005. The Fund's underperformance for the six-month period under review is attributed to an underweighted position in the technology sector, which trailed only the energy sector for the six-month period, and an overweighted position in the autos & transportation sector. Further performance headwinds were generated from individual holdings in the Fund's health care names, specifically in hospital-related companies, as negative admissions and increasing bad debt concerns pulled down stocks in that industry. Almost offsetting these issues were the Fund's holdings in materials & processing stocks which saw strong performance in the six-month period. These stocks benefited both from investor expectations of a period of strong post-hurricane reconstruction in the Gulf Coast area of the United States and from continued escalation in the prices for basic materials driven by robust global economic growth. Also helping the Fund's performance was strong stock selection within the autos & transportation sector, specifically its transportation holdings and several auto parts companies


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  1


with broader global exposure. While not offsetting the overweight in autos & transportation, this stock selection did significantly minimize it.

Market Review and Investment Strategy

During the more recent six-month period ended November 30, 2005, U.S. equity performance was robust as the continued U.S. economic expansion allayed investor fears that rising energy costs would diminish consumer spending. Small-cap stocks outperformed large-cap stocks over the period with both the Russell 2500 Index, representing small/mid-cap stocks, and the Russell 2000 Index, representing small-cap stocks, handily beating the broader market, represented by the Standard & Poor's 500 Stock Index. Within the small-cap space, differentials were considerably smaller, with small-caps slightly edging mid-caps and growth marginally outperforming value. The energy and materials sectors led performance in the period as rising oil and commodity prices fueled higher profits from companies in these industries.

Over the 12-month reporting period, many of the same issues described above existed in the market. Small-cap stocks underperformed large-cap stocks, although the differential was considerably smaller. Energy stocks were again the primary drivers of performance with contributions also coming from materials and processing and health care.


2  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Fund for a portion of its expenses to the extent necessary to limit its expenses on an annual basis to 1.15%, 1.85%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85% of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers extend through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Fund's expenses would have been higher and their performance would have been lower than that shown.

Benchmark Disclosure

The unmanaged Russell 2500 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-capitalization U.S. stocks. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Fund concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  3


HISTORICAL PERFORMANCE
(continued from previous page)

THE FUND VS. ITS BENCHMARK                                    Returns
PERIODS ENDED NOVEMBER 30, 2005                       6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein Small/Mid Cap Value Fund
  Class A                                              7.63%          9.82%
  Class B                                              7.29%          9.10%
  Class C                                              7.22%          9.04%
Advisor Class                                          7.75%         10.13%
  Class R                                              7.58%          9.77%
  Class K**                                            7.69%          4.94%*
  Class I**                                            7.75%          5.06%*
Russell 2500 Value Index                               8.45%         11.28%

*    Since Inception. (See inception dates below.)

**   Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
3/29/01* TO 11/30/05


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


AllianceBernstein Small/Mid Cap Value Fund Class A: $19,012

Russell 2500 Value Index: $19,519


                    AllianceBernstein Small/Mid Cap         Russell 2500
                         Value Fund Class A                  Value Index
-------------------------------------------------------------------------------
3/29/01*                        $  9,575                      $ 10,000
11/30/01                        $ 10,887                      $ 10,783
11/30/02                        $ 10,874                      $ 10,602
11/30/03                        $ 14,299                      $ 14,323
11/30/04                        $ 17,312                      $ 17,540
11/30/05                        $ 19,012                      $ 19,519



*    Since inception of the Fund's Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid Cap Value Fund Class A shares (from 3/29/01* to 11/30/05) as compared to the performance of the Fund's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2005

                              NAV Returns      SEC Returns
----------------------------------------------------------
Class A Shares
1 Year                            9.82%            5.18%
Since Inception*                 15.81%           14.74%

Class B Shares
1 Year                            9.10%            5.10%
Since Inception*                 15.00%           15.00%

Class C Shares
1 Year                            9.04%            8.04%
Since Inception*                 14.98%           14.98%

Advisor Class Shares
1 Year                           10.13%
Since Inception*                 16.14%

Class R Shares
1 Year                            9.77%
Since Inception*                 16.10%

Class K Shares+
Since Inception                   4.94%

Class I Shares+
Since Inception                   5.06%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2005)
----------------------------------------------------------
Class A Shares
1 Year                                              3.33%
Since Inception*                                   14.74%

Class B Shares
1 Year                                              3.30%
Since Inception*                                   14.97%

Class C Shares
1 Year                                              6.15%
Since Inception*                                   14.97%

* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning                       Ending
                 Account Value                  Account Value                   Expenses Paid
                  June 1, 2005                November 30, 2005                 During Period*
              -----------------------------------------------------------------------------------
              Actual     Hypothetical        Actual   Hypothetical**         Actual  Hypothetical
              -----------------------------------------------------------------------------------
Class A       $1,000       $1,000          $1,076.31    $1,019.30             $5.99      $5.82
Class B       $1,000       $1,000          $1,072.86    $1,015.79             $9.61      $9.35
Class C       $1,000       $1,000          $1,072.24    $1,015.79             $9.61      $9.35
Advisor
  Class       $1,000       $1,000          $1,077.52    $1,020.81             $4.43      $4.31
Class R       $1,000       $1,000          $1,075.80    $1,018.30             $7.03      $6.83
Class K       $1,000       $1,000          $1,076.92    $1,019.55             $5.73      $5.57
Class I       $1,000       $1,000          $1,077.49    $1,020.81             $4.43      $4.31

* Expenses are equal to the classes' annualized expense ratios of 1.15%, 1.85%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period/365.

**   Assumes 5% return before expenses.


6  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


PORTFOLIO SUMMARY
November 30, 2005

PORTFOLIO STATISTICS
Net Assets ($mil): $1,008.0


[PIE CHART OMITTED]


SECTOR BREAKDOWN*

19.9%   Financial
11.7%   Consumer Cyclicals
11.4%   Capital Equipment
 9.1%   Consumer Growth
 7.4%   Industrial Commodities
 7.4%   Utilities
 7.1%   Technology
 6.6%   Non-Financial
 5.9%   Services
 5.7%   Consumer Staples
 4.3%   Energy

 3.5%   Short-Term


TEN LARGEST HOLDINGS
November 30, 2005

                                                                  Percent of
Company                                       U.S. $ Value        Net Assets
-------------------------------------------------------------------------------
Quanta Services, Inc.                        $ 24,040,850             2.4%
Beazer Homes USA, Inc.                         19,906,465             2.0
Terex Corp.                                    19,465,758             1.9
PerkinElmer, Inc.                              19,399,905             1.9
Radian Group, Inc.                             19,337,864             1.9
Reliance Steel & Aluminum Co.                  19,127,215             1.9
CNF, Inc.                                      17,517,525             1.8
Allegheny Energy, Inc.                         17,338,090             1.7
A.G. Edwards, Inc.                             17,297,475             1.7
Owens & Minor, Inc.                            17,248,552             1.7
-------------------------------------------------------------------------------
                                             $190,679,699            18.9%


* All data are as of November 30, 2005. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  7


PORTFOLIO OF INVESTMENTS
November 30, 2005

Company                                          Shares     U.S. $ Value
------------------------------------------------------------------------
COMMON STOCKS-96.7%

Financial-20.0%
Major Regional Banks-3.9%
Central Pacific Financial Corp.                 341,775     $ 12,508,965
Popular, Inc.                                   213,600        4,737,648
TD Banknorth, Inc.                               95,092        2,822,330
UnionBanCal Corp.                               137,800        9,535,760
Whitney Holding Corp.                           329,700        9,660,210
                                                             ------------
                                                              39,264,913

Multi-Line Insurance-2.5%
PacifiCare Health Systems, Inc.(a)              104,800        9,016,992
StanCorp Financial Group, Inc.                  151,800       15,641,472
                                                             ------------
                                                              24,658,464

Property-Casualty Insurance-5.8%
Old Republic International Corp.                608,600       16,194,846
PartnerRe, Ltd.                                  61,786        4,218,748
Platinum Underwriters Holdings, Ltd.            440,625       13,421,438
Radian Group, Inc.                              341,900       19,337,864
RenaissanceRe Holdings, Ltd.                    114,000        5,122,020
                                                             ------------
                                                              58,294,916

Real Estate Investment Trust-0.6%
Felcor Lodging Trust, Inc.                      350,200        5,946,396

Savings & Loan-5.5%
Astoria Financial Corp.                         544,750       15,405,530
Commercial Federal Corp.                        290,900       10,018,596
MAF Bancorp, Inc.                               356,613       15,181,015
Sovereign Bancorp, Inc.                         421,000        9,203,060
Washington Federal, Inc.                        238,899        5,798,079
                                                             ------------
                                                              55,606,280

Miscellaneous Financial-1.7%
A.G. Edwards, Inc.                              392,500       17,297,475
                                                             ------------
                                                             201,068,444

Consumer Cyclicals-11.7%
Apparel Manufacturing-4.4%
Jones Apparel Group, Inc.                       505,500       14,538,180
Liz Claiborne, Inc.                             379,600       13,240,448
Reebok International, Ltd.                      113,700        6,546,846
V. F. Corp.                                     181,700       10,293,305
                                                             ------------
                                                              44,618,779

Autos & Auto Parts-0.5%
Dana Corp.                                      759,800        5,295,806


8  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


Company                                          Shares     U.S. $ Value
------------------------------------------------------------------------
Retailers-6.8%
AutoNation, Inc.(a)                             514,300     $ 10,656,296
BJ's Wholesale Club, Inc.(a)                    460,665       12,203,016
Borders Group, Inc.                             562,700       11,473,453
Brunswick Corp.                                  41,500        1,630,535
Office Depot, Inc.(a)                           521,100       15,466,248
Payless ShoeSource, Inc.(a)                     721,800       16,493,130
                                                             ------------
                                                              67,922,678
                                                             ------------
                                                             117,837,263

Capital Equipment-11.4%
Aerospace/Defense-1.3%
Goodrich Corp.                                  346,900       13,362,588

Auto & Truck Parts-2.5%
ArvinMeritor, Inc.                              265,500        3,531,150
BorgWarner, Inc.                                198,860       11,931,600
PACCAR, Inc.                                    135,100        9,708,286
                                                             ------------
                                                              25,171,036

Auto Trucks-Parts-1.3%
TRW Automotive Holdings Corp.(a)                532,525       13,419,630

Electrical Equipment-1.4%
Cooper Industries, Ltd. Cl.A                    192,900       14,031,546

Machinery-3.3%
Moog, Inc. Cl.A(a)                              482,350       14,128,031
Terex Corp.(a)                                  315,900       19,465,758
                                                             ------------
                                                              33,593,789

Miscellaneous Capital Goods-1.6%
SPX Corp.                                       328,600       15,470,488
                                                             ------------
                                                             115,049,077

Consumer Growth-9.1%
Advertising-1.2%
The Interpublic Group of Companies, Inc.(a)   1,250,900       11,658,388

Entertainment-0.2%
Vail Resorts, Inc.(a)                            54,300        2,023,218

Hospital Management-1.1%
Universal Health Services, Inc. Cl.B            239,300       11,467,256

Hospital Supplies-1.7%
Owens & Minor, Inc.                             608,200       17,248,552

Other Medical-1.9%
PerkinElmer, Inc.                               850,500       19,399,905
                                                             ------------


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  9


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Photography-1.1%
IKON Office Solutions, Inc.                   1,119,300      $11,260,158

Publishing-0.7%
Reader's Digest Association, Inc. Cl.A          418,350        6,496,976

Miscellaneous Consumer Growth-1.2%
URS Corp.(a)                                    296,200       12,475,944
                                                             ------------
                                                              92,030,397

Industrial Commodities-7.4%
Chemicals-2.0%
Albemarle Corp.                                 180,600        6,646,080
Chemtura Corp.                                  476,900        5,746,645
Cytec Industries, Inc.                          173,000        7,835,170
                                                             ------------
                                                              20,227,895

Containers-Metal/Glass/Paper-1.6%
Ball Corp.                                      153,000        6,306,660
Owens-Illinois, Inc.(a)                         474,300       10,316,025
                                                             ------------
                                                              16,622,685

Miscellaneous Metals-3.0%
Reliance Steel & Aluminum Co.                   296,500       19,127,215
Silgan Holdings, Inc.                           302,958       10,691,388
                                                             ------------
                                                              29,818,603

Miscellaneous Industrial Commodities-0.8%
United Stationers, Inc.(a)                      164,666        8,068,634
                                                             ------------
                                                              74,737,817

Utilities-7.4%
Electric Companies-7.0%
Allegheny Energy, Inc.(a)                       623,000       17,338,090
Constellation Energy Group, Inc.                167,225        8,861,253
Northeast Utilities                             417,700        7,760,866
PNM Resources, Inc.                             352,400        9,151,828
Puget Energy, Inc.                              409,800        8,515,644
Wisconsin Energy Corp.                          397,650       15,090,817
WPS Resources Corp.                              79,500        4,275,510
                                                             ------------
                                                              70,994,008

Telephone-0.4%
Centennial Communications Corp.(a)              224,235        3,558,610
                                                             ------------
                                                              74,552,618

Technology-7.2%
Communication-Equip. Mfrs.-2.2%
ADC Telecommunications, Inc.(a)                 437,542        8,938,983
Andrew Corp.(a)                               1,214,000       13,269,020
                                                             ------------
                                                              22,208,003


10  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


Company                                          Shares     U.S. $ Value
------------------------------------------------------------------------
Computer/Instrumentation-1.8%
Celestica, Inc.(a)                              977,225      $10,387,902
Sanmina-SCI Corp.(a)                          1,304,630        5,401,168
Solectron Corp.(a)                              625,300        2,244,827
                                                             ------------
                                                              18,033,897

Miscellaneous Industrial Technology-1.7%
Arrow Electronics, Inc.(a)                      346,225       10,732,975
Avnet, Inc.(a)                                  130,200        2,929,500
Tech Data Corp.(a)                               91,900        3,612,589
                                                             ------------
                                                              17,275,064

Semiconductors-1.5%
Vishay Intertechnology, Inc.(a)               1,149,300       14,745,519
                                                             ------------
                                                              72,262,483

Non-Financial-6.6%
Building Material-Heat/Plumbing/Air-1.5%
Hughes Supply, Inc.                             383,900       14,872,286

Miscellaneous Building-5.1%
Beazer Homes USA, Inc.                          284,500       19,906,465
Harsco Corp.                                    116,800        7,761,360
Quanta Services, Inc.(a)                      1,699,000       24,040,850
                                                             ------------
                                                              51,708,675
                                                             ------------
                                                              66,580,961

Services-5.9%
Miscellaneous Industrial Transportation-2.7%
GATX Corp.                                      450,925       16,972,817
SEACOR SMIT, Inc.(a)                            153,100       10,311,285
                                                             ------------
                                                              27,284,102

Railroads-1.5%
Laidlaw International, Inc.                     680,000       14,701,600
Truckers-1.7%
CNF, Inc.                                       307,325       17,517,525
                                                             ------------
                                                              59,503,227

Consumer Staples-5.7%
Foods-4.4%
Corn Products International, Inc.               249,200        5,544,700
Del Monte Foods Co.(a)                        1,157,400       11,435,112
Performance Food Group Co.(a)                   493,500       14,015,400
Universal Corp.                                 329,300       13,297,134
                                                             ------------
                                                              44,292,346

Restaurants-0.8%
Jack In The Box, Inc.(a)                        252,500        8,484,000

Retail-Food-0.5%
SUPERVALU, Inc.                                 145,500        4,760,760
                                                             ------------
                                                              57,537,106


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  11


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Energy-4.3%
Offshore Drilling-1.7%
Rowan Cos., Inc.                                467,300      $ 16,766,724

Oils-Integrated Domestic-1.0%
Amerada Hess Corp.                               83,400        10,218,168

Oils-Integrated International-1.0%
Pogo Producing Co.                              216,400        10,603,600

Oil Well Equipment & Services-0.6%
Todco Cl.A                                      137,000        5,695,090
                                                          ---------------
                                                              43,283,582

Total Common Stocks
  (cost $820,567,911)                                        974,442,975

SHORT-TERM INVESTMENT-3.5%
Time Deposit-3.5%
State Street Euro Dollar
  3.35%, 12/01/05
  (cost $35,604,000)                   $  35,604               35,604,000

Total Investments-100.2%
  (cost $856,171,911)                                      1,010,046,975
Other assets less liabilities-(0.2%)                          (2,076,266)
                                                          ---------------
Net Assets-100%                                           $1,007,970,709
                                                          ---------------


(a)  Non-income producing security.

     See note to financial statements.


12  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


STATEMENT OF ASSETS & LIABILITIES
November 30, 2005


Assets

Investments in securities, at value (cost $856,171,911)         $1,010,046,975
Cash                                                                       223
Receivable for shares of beneficial interest sold                    2,648,878
Dividends and interest receivable                                    1,296,189
                                                                --------------
Total assets                                                     1,013,992,265
                                                                --------------
Liabilities
Payable for shares of beneficial interest redeemed                   2,508,303
Payable for investment securities purchased                          1,797,683
Distribution fee payable                                               468,596
Transfer Agent fee payable                                             299,287
Advisory fee payable                                                   251,151
Accrued expenses                                                       696,536
                                                                --------------
Total liabilities                                                    6,021,556
                                                                --------------
Net Assets                                                      $1,007,970,709
                                                                --------------
Composition of Net Assets
Paid-in capital                                                 $  740,564,379
Accumulated net realized gain on investment
  transactions                                                     113,531,266
                                                                --------------
Net unrealized appreciation of investments                         153,875,064
                                                                $1,007,970,709
                                                                --------------


Calculation of Maximum Offering Price Per Share

                                           Net Asset Value and:
                                           --------------------   Maximum
                              Shares      Offering   Redemption   Offering
Class        Net Assets    Outstanding     Price       Price      Price*
---------------------------------------------------------------------------
A          $418,217,316     23,721,761         --     $17.63       $18.41
---------------------------------------------------------------------------
B          $255,873,147     14,852,910     $17.23         --           --
---------------------------------------------------------------------------
C          $192,236,351     11,160,341     $17.22         --           --
---------------------------------------------------------------------------
Advisor    $132,378,702      7,439,474     $17.79     $17.79           --
---------------------------------------------------------------------------
R          $  2,463,192        139,918     $17.60     $17.60           --
---------------------------------------------------------------------------
K          $     63,761          3,615     $17.64     $17.64           --
---------------------------------------------------------------------------
I          $  6,738,240        381,454     $17.66     $17.66           --
---------------------------------------------------------------------------


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

     See notes to financial statements.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  13


STATEMENT OF OPERATIONS
Year Ended November 30, 2005

Investment Income
Dividends (net of foreign taxes
  withheld of $18,334)                          $12,978,956
Interest                                          1,022,866    $ 14,001,822
                                              -------------
Expenses
Advisory fee                                      8,172,395
Distribution fee--Class A                         1,111,669
Distribution fee--Class B                         2,574,668
Distribution fee--Class C                         1,771,285
Distribution fee--Class R                             7,336
Distribution fee--Class K                                21
Transfer agency                                   2,780,278
Printing                                            717,544
Custodian                                           275,530
Registration                                        172,584
Administrative                                       85,000
Audit                                                48,398
Legal                                                33,268
Trustees' fees                                       26,009
Miscellaneous                                        47,726
                                              -------------
Total expenses                                   17,823,711
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                    (3,077,595)
Less: expense offset arrangement
  (see Note B)                                      (19,091)
                                              -------------
Net expenses                                                     14,727,025
                                                              -------------
Net investment loss                                                (725,203)
                                                              -------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                       178,211,137(a)
  Foreign currency transactions                                        (469)
Net change in unrealized
  appreciation/depreciation
  of investments                                                (72,204,184)
                                                              -------------
Net gain on investment
  transactions                                                  106,006,484
                                                              -------------
Net Increase in Net Assets
  from Operations                                             $ 105,281,281
                                                              -------------


(a) On August 5, 2005, the Fund had a redemption-in-kind with total proceeds in the amount of $231,052,620. The net realized gain of the transaction of $63,050,513 will not be realized for tax purposes.

     See notes to financial statements.


14  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                Year Ended          Year Ended
                                               November 30,        November 30,
                                                   2005                2004
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                         $     (725,203)     $     (928,645)
Net realized gain on investment
  transactions                                 178,210,668          79,312,139
Net change in unrealized
  appreciation/depreciation
  of investments                               (72,204,184)        103,893,388
                                            --------------      --------------
Net increase in net assets from
  operations                                   105,281,281         182,276,882
Distributions to
Shareholders from
Net realized gain on investment
  transactions
  Class A                                      (21,759,013)         (5,050,974)
  Class B                                      (18,232,817)         (6,057,708)
  Class C                                      (11,536,571)         (3,068,723)
  Advisor Class                                (27,511,605)         (7,649,793)
  Class R                                          (31,762)               (283)
Transactions in Shares of
Beneficial Interest
Net increase (decrease)                       (165,624,536)        199,488,555
                                            --------------      --------------
Total increase (decrease)                     (139,415,023)        359,937,956
Net Assets
Beginning of period                          1,147,385,732         787,447,776
                                            --------------      --------------
End of period                               $1,007,970,709      $1,147,385,732
                                            --------------      --------------


See notes to financial statements.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  15


NOTES TO FINANCIAL STATEMENTS
November 30, 2005

NOTE A
Significant Accounting Policies

AllianceBernstein Trust (the "Trust") was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund, formerly AllianceBernstein Small Cap Value and the AllianceBernstein Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small/Mid Cap Value Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.


16  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  17


2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to net assets.


18  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. On January 1, 2004, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.15%, 1.85%, 1.85%, ..85%, 1.35%, 1.10% and .85% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Prior to January 1, 2004, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.40%, 2.10%, 2.10%, 1.10% and 1.60% of the average daily net assets for Class A, Class B, Class C, Advisor Class and Class R shares, respectively. For the year ended November 30, 2005, such reimbursement amounted to $2,992,595.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of the New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2005, the Adviser voluntarily agreed to waive its fees for such services. Such waiver amounted to $85,000.

The Fund compensates Alliance Global Investor Services, Inc., (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $1,407,373 for the year ended November 30, 2005.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  19


For the year ended November 30, 2005, the Fund's expenses were reduced by $19,091 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $55,101 from the sales of Class A shares and received $28,653, $216,165 and $29,300 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2005.

Brokerage commissions paid on investment transactions for the year ended November 30, 2005 amounted to $1,042,300, of which $455,045 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares, and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,285,224, $1,554,513, $10,753 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


20  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2005, were as follows:

                                               Purchases            Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)                 $467,385,496       $442,308,584
U.S. government securities                              -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                             $856,228,843
                                                                 -------------
Gross unrealized appreciation                                     189,633,046
Gross unrealized depreciation                                     (35,814,914)
                                                                 -------------
Net unrealized appreciation                                      $153,818,132
                                                                 -------------

NOTE E
Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized, without par value, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Transactions in shares of beneficial interest were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     November 30,   November 30,  November 30,    November 30,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold           12,354,293     8,594,585    $208,273,560    $134,746,086
-------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of distributions     1,235,206       309,803      20,220,308       4,566,567
-------------------------------------------------------------------------------
Shares converted
  from Class B           345,171       393,401       5,838,690       6,171,105
-------------------------------------------------------------------------------
Shares redeemed       (8,108,106)   (3,895,575)   (135,826,185)    (60,584,259)
-------------------------------------------------------------------------------
Net increase           5,826,564     5,402,214    $ 98,506,373    $ 84,899,499
-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  21


                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     November 30,   November 30,  November 30,    November 30,
                         2005           2004          2005            2004
Class B              ------------  ------------  --------------  --------------
Shares sold            2,327,846     3,221,714   $  38,233,299     $49,545,175
-------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of distributions       956,412       339,119      15,407,810       4,957,906
-------------------------------------------------------------------------------
Shares converted
  to Class A            (352,117)     (399,621)     (5,838,690)     (6,171,105)
-------------------------------------------------------------------------------
Shares redeemed       (3,257,713)   (3,089,000)    (53,487,430)    (47,367,483)
-------------------------------------------------------------------------------
Net increase
  (decrease)            (325,572)       72,212   $  (5,685,011)       $964,493
-------------------------------------------------------------------------------

Class C
Shares sold            3,573,644     3,476,433   $  58,864,536     $53,517,243
-------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of distributions       533,192       147,911       8,584,380       2,162,473
-------------------------------------------------------------------------------
Shares redeemed       (2,470,798)   (1,679,220)    (40,511,124)    (25,729,777)
-------------------------------------------------------------------------------
Net increase           1,636,038     1,945,124   $  26,937,792     $29,949,939
-------------------------------------------------------------------------------

Advisor Class
Shares sold            3,638,127     6,982,274   $  60,896,103    $108,733,678
-------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of distributions     1,620,234       499,651      26,701,457       7,389,841
-------------------------------------------------------------------------------
Shares redeemed      (22,018,622)   (2,092,726)   (381,669,053)    (32,859,502)
-------------------------------------------------------------------------------
Net increase
  (decrease)         (16,760,261)    5,389,199   $(294,071,493)    $83,264,017
-------------------------------------------------------------------------------

Class R
Shares sold              144,734        26,915   $   2,403,021        $430,228
-------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of distributions         1,865            -0-         30,494              -0-
-------------------------------------------------------------------------------
Shares redeemed          (33,018)       (1,280)       (558,188)        (19,621)
-------------------------------------------------------------------------------
Net increase             113,581        25,635   $   1,875,327        $410,607
-------------------------------------------------------------------------------


22  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


                          Shares                         Amount
                     -----------------             -----------------
                     March 1, 2005 (a)             March 1, 2005 (a)
                      to November 30,               to November 30,
                            2005                          2005
-------------------------------------------------------------------------------
Class K
Shares sold                3,615                       $   62,902
-------------------------------------------------------------------------------
Net increase               3,615                       $   62,902
-------------------------------------------------------------------------------

Class I
Shares sold              381,454                       $6,749,574
-------------------------------------------------------------------------------
Net increase             381,454                       $6,749,574
-------------------------------------------------------------------------------

(a)  Commencement of distribution.


NOTE F
Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2005.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  23


NOTE H
Distribution to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 were as follows:

                                                      2005                2004
-------------------------------------------------------------------------------

Distributions paid from:
  Ordinary income                           $18,859,079         $ 3,659,887
  Net long term capital gains                60,212,689          18,167,594
                                            -----------         -----------
Total taxable distributions                  79,071,768          21,827,481
                                            -----------         -----------
Total distributions paid                    $79,071,768         $21,827,481
                                            -----------         -----------

As of November 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                  $ 12,695,168
Undistributed long-term capital gains                           100,893,030
Unrealized appreciation/(depreciation)                          153,818,132(a)
                                                                -----------
Total accumulated earnings/(deficit)                           $267,406,330
                                                                -----------

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to the tax treatment of redemptions in kind, net operating losses and the tax treatment of foreign currency transactions resulted in a decrease in undistributed net investment loss, a net decrease in accumulated net realized gain on investment transactions and an increase in additional paid in capital. This reclassification had no effect on net assets.

NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized


24  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"),


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  25


and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.


26  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests required the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  27


Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006 the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


28  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                        Class A
                                            ------------------------------------------------------------
                                                                                                March 29,
                                                                                               2001(a) to
                                                         Year Ended November 30,                November
                                            -------------------------------------------------      30,
                                                2005         2004         2003         2002        2001
                                            -----------  -----------  -----------  -----------  ----------
Net asset value,
  beginning of period                         $17.23       $14.62       $11.19       $11.37       $10.00
                                            ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b)(c)                      .02          .01(d)       .02          .10          .09
Net realized and unrealized
  gain (loss) on investment
  transactions                                  1.58         3.00         3.48         (.11)        1.28
                                            ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                    1.60         3.01         3.50         (.01)        1.37
                                            ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from
  net investment income                           -0-          -0-        (.07)        (.08)          -0-
Distributions from
  net realized gain on
  investment transactions                      (1.20)        (.40)          -0-        (.09)          -0-
                                            ------------------------------------------------------------
Total dividends and
  distributions                                (1.20)        (.40)        (.07)        (.17)          -0-
                                            ------------------------------------------------------------
Net asset value, end of period                $17.63       $17.23       $14.62       $11.19       $11.37
                                            ------------------------------------------------------------
Total Return
Total investment return
  based on net asset value(e)                   9.82%       21.07%       31.50%        (.12)%      13.70%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $418,217     $308,303     $182,631     $113,070      $34,883
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.15%        1.17%        1.40%        1.40%        1.53%(f)
  Expenses, before waivers/
    reimbursements                              1.44%        1.58%        1.79%        1.81%        2.41%(f)
  Net investment income(c)                       .14%         .06%(d)      .16%         .80%        1.29%(f)
Portfolio turnover rate                           42%          31%          23%          30%          15%


See footnote summary on page 35.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  29


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                               Class B
                                            ------------------------------------------------------------
                                                                                                March 29,
                                                                                               2001(a) to
                                                         Year Ended November 30,                November
                                            -------------------------------------------------       30,
                                                2005         2004         2003         2002        2001
                                            -----------  -----------  -----------  -----------  ----------
Net asset value,
  beginning of period                         $16.97       $14.51       $11.12       $11.33       $10.00
                                            ------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss)(b)(c)                                  (.09)        (.10)(d)     (.06)         .01          .04
Net realized and unrealized
  gain (loss) on investment
  transactions                                  1.55         2.96         3.45         (.10)        1.29
                                            ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                    1.46         2.86         3.39         (.09)        1.33
                                            ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from
  net investment income                           -0-          -0-          -0-        (.03)          -0-
Distributions from
  net realized gain on
  investment transactions                      (1.20)        (.40)          -0-        (.09)          -0-
                                            ------------------------------------------------------------
Total dividends and
  distributions                                (1.20)        (.40)          -0-        (.12)          -0-
                                            ------------------------------------------------------------
Net asset value, end of period                $17.23       $16.97       $14.51       $11.12       $11.33
                                            ------------------------------------------------------------
Total Return
Total investment return
  based on net asset value(e)                   9.10%       20.17%       30.49%        (.87)%      13.30%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $255,873     $257,615     $219,128     $168,713      $56,538
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.85%        1.87%        2.10%        2.10%        2.23%(f)
  Expenses, before waivers/
    reimbursements                              2.16%        2.32%        2.54%        2.53%        3.10%(f)
  Net investment income
    (loss)(c)                                   (.56)%       (.63)%(d)    (.52)%        .11%         .60%(f)
Portfolio turnover rate                           42%          31%          23%          30%          15%


See footnote summary on page 35.


30  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                 Class C
                                            ------------------------------------------------------------
                                                                                                March 29,
                                                                                               2001(a) to
                                                         Year Ended November 30,                November
                                            -------------------------------------------------       30,
                                                2005         2004         2003         2002        2001
                                            -----------  -----------  -----------  -----------  ----------
Net asset value,
  beginning of period                         $16.97       $14.50       $11.11       $11.31       $10.00
                                            ------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss)(b)(c)                                  (.09)        (.10)(d)     (.06)         .01          .04
Net realized and unrealized
  gain (loss) on investment
  transactions                                  1.54         2.97         3.45         (.09)        1.27
                                            ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                    1.45         2.87         3.39         (.08)        1.31
                                            ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from
  net investment income                           -0-          -0-          -0-        (.03)          -0-
Distributions from
  net realized gain on
investment transactions                        (1.20)        (.40)          -0-        (.09)          -0-
                                            ------------------------------------------------------------
Total dividends and
  distributions                                (1.20)        (.40)          -0-        (.12)          -0-
                                            ------------------------------------------------------------
Net asset value, end of period                $17.22       $16.97       $14.50       $11.11       $11.31
                                            ------------------------------------------------------------
Total Return
Total investment return based
  on net asset value(e)                         9.04%       20.26%       30.51%        (.78)%      13.10%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $192,237     $161,634     $109,922      $70,467      $25,437
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.85%        1.87%        2.10%        2.10%        2.31%(f)
  Expenses, before waivers/
    reimbursements                              2.15%        2.30%        2.50%        2.51%        3.40%(f)
  Net investment income
    (loss)(c)                                   (.55)%       (.64)%(d)    (.53)%        .11%         .50%(f)
Portfolio turnover rate                           42%          31%          23%          30%          15%


See footnote summary on page 35.


31  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                  Advisor Class
                                            ------------------------------------------------------------
                                                                                                March 29,
                                                                                               2001(a) to
                                                         Year Ended November 30,                November
                                            -------------------------------------------------       30,
                                                2005         2004         2003         2002        2001
                                            -----------  -----------  -----------  -----------  ----------
Net asset value,
  beginning of period                         $17.33       $14.66       $11.23       $11.40       $10.00
                                            ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b)(c)                      .07          .05(d)       .06          .13          .12
Net realized and unrealized
  gain (loss) on investment
  transactions                                  1.59         3.02         3.47         (.10)        1.28
                                            ------------------------------------------------------------
Net increase in
  net asset value from
  operations                                    1.66         3.07         3.53          .03         1.40
                                            ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from
  net investment income                           -0-          -0-        (.10)        (.11)          -0-
Distributions from
  net realized gain on
  investment transactions                      (1.20)        (.40)          -0-        (.09)          -0-
                                            ------------------------------------------------------------
Total dividends and
  distributions                                (1.20)        (.40)        (.10)        (.20)          -0-
                                            ------------------------------------------------------------
Net asset value, end of period                $17.79       $17.33       $14.66       $11.23       $11.40
                                            ------------------------------------------------------------
Total Return
Total investment return based
  on net asset value(e)                        10.13%       21.43%       31.75%        (.18)%      14.00%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $132,379     $419,381     $275,757     $151,308      $47,164
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .85%         .87%        1.10%        1.10%        1.12%(f)
  Expenses, before waivers/
    reimbursements                              1.09%        1.28%        1.49%        1.54%        2.01%(f)
  Net investment income(c)                       .40%         .36%(d)      .46%        1.10%        1.68%(f)
Portfolio turnover rate                           42%          31%          23%          30%          15%


See footnote summary on page 35.


32  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                            Class R
                                          ----------------------------------------
                                                                       November 3,
                                          Year Ended November 30,      2003(g) to
                                          -----------------------     November 30,
                                               2005         2004          2003
                                          ----------     --------     ------------
Net asset value, beginning of period          $17.21       $14.62       $14.24
                                          ----------------------------------------
Income From Investment Operations
Net investment income (loss)(b)(c)              (.01)        (.06)(d)       -0-(h)
Net realized and unrealized gain on
  investment transactions                       1.60         3.05          .38
                                          ----------------------------------------
Net increase in net asset value from
  operations                                    1.59         2.99          .38
                                          ----------------------------------------
Less: Distributions
Distributions from net realized gain on
  investment transactions                      (1.20)        (.40)          -0-
                                          ----------------------------------------
Net asset value, end of period                $17.60       $17.21       $14.62
                                          ----------------------------------------
Total Return
Total investment return based on
  net asset value(e)                            9.77%       20.93%        2.67%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $2,463         $453          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.35%        1.35%        1.60%(f)
  Expenses, before waivers/reimbursements       1.67%        1.85%        1.96%(f)
  Net investment income (loss)(c)               (.03)%       (.38)%(d)     .21%(f)
Portfolio turnover rate                           42%          31%          23%


See footnote summary on page 35.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  33


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                Class K
                                             -------------
                                               March 1,
                                              2005(g) to
                                              November 30,
                                                  2005
                                             -------------
Net asset value, beginning of period               $16.81
                                             -------------
Income From Investment Operations
Net investment income(b)(c)                           .03
Net realized and unrealized gain on
  investment transactions                             .80
                                             -------------
Net increase in net asset value
  from operations                                     .83
                                             -------------
Net asset value, end of period                     $17.64
                                             -------------
Total Return
Total investment return based on net
  asset value(e)                                    4.94%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $64
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)        1.10%
  Expenses, before waivers/reimbursements(f)        1.40%
  Net investment income(c)(f)                        .31%
Portfolio turnover rate                               42%


See footnote summary on page 35.


34  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND



Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                Class I
                                             -------------
                                                March 1,
                                               2005(g) to
                                              November 30,
                                                 2005
                                             -------------
Net asset value, beginning of period               $16.81
                                             -------------
Income From Investment Operations
Net investment income(b)(c)                           .07
Net realized and unrealized gain on
  investment transactions                             .78
                                             -------------
Net increase in net asset value from
  operations                                          .85
                                             -------------
Net asset value, end of period                     $17.66
                                             -------------
Total Return
Total investment return based on net
  asset value(e)                                     5.06%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)          $6,738
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)          .85%
  Expenses, before waivers/reimbursements(f)         1.08%
  Net investment income(c)(f)                         .59%
Portfolio turnover rate                                42%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived/reimbursed by the Adviser.

(d)  Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay the Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g)  Commencement of distribution.

(h)  Amount is less than $.005


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  35


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of AllianceBernstein Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small/Mid Cap Value Fund, formerly AllianceBernstein Small Cap Value Fund, (one of the funds constituting the AllianceBernstein Trust) (the "Fund") as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small/Mid Cap Value Fund at November 30, 2005, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
January 11, 2006


36  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


TAX INFORMATION
(unaudited)


For the fiscal year ended November 30, 2005, certain dividends paid by the Fund may be subject to a maximun tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $12,978,956 as qualified dividend income, which is taxed at a maximum rate of 15%.

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2005 qualifies for the corporate dividends received deduction.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2006.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  37


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of AllianceBernstein Small/Mid Cap Value Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objectives, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. With respect to the second item of business, the approval to amend and restate the Charter of the Fund, the proposal was not presented to shareholders of the Fund at this meeting. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Trustees, each such Trustee to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.


                                                         Withheld
                                      Voted For         Authority
-------------------------------------------------------------------------------
Ruth Block                          134,003,245         2,979,537
David H. Dievler                    133,929,707         3,053,075
John H. Dobkin                      134,130,813         2,851,970
Michael J. Downey                   134,154,191         2,828,592
William H. Foulk, Jr.               134,095,135         2,887,647
D. James Guzy                       133,060,363         2,922,419
Marc O. Mayer                       134,171,269         2,811,513
Marshall C. Turner, Jr.             134,141,950         2,840,832


3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:


                                              Voted                      Broker
                            Voted For       Against     Abstained     Non-Votes
-------------------------------------------------------------------------------
3.A. Diversification       25,666,920     1,030,954       337,153     7,996,563

3.B. Issuing Senior        25,648,726     1,067,863       318,438     7,996,563
     Securities
     and Borrowing Money

3.C. Underwriting          25,612,252     1,104,373       318,401     7,996,563
     Securities

3.D. Concentration of      25,618,577     1,100,158       316,292     7,996,563
     Investments

3.E. Real Estate and       25,657,243     1,034,175       343,609     7,996,563
     Companies That
     Deal In Real Estate

3.F  Commodity Contracts   25,635,129     1,060,827       339,071     7,996,563
     and Futures Contracts


38  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


                                              Voted                      Broker
                           Voted For        Against     Abstained     Non-Votes
-------------------------------------------------------------------------------
3.G  Loans                 25,636,587     1,059,708       338,731     7,996,563

3.I  Exercising Control    25,605,701     1,045,750       383,575     7,996,563

3.M  Short Sales           25,623,992     1,074,898       336,136     7,996,563

3.N  Pledging,             25,621,712     1,068,089       345,226     7,996,563
     Hypothecating,
     Mortgaging, or
     Otherwise
     Encumbering Assets

4.   The reclassification  24,449,993     1,936,066       648,968     7,996,563
     of the Fund's
     fundamental
     investment objective
     as non-fundamental
     with changes to the
     Fund's investment
     objectives.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  39


BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Paul, Senior Vice President
Thomas J. Bardong, Vice President
James W. MacGregor, Vice President
Andrew J. Weiner, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110


Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Small/Mid Cap Value Investment Policy Group. While all members of the team work jointly to determine the majority of the investment strategy, including stock selection for the Fund, Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are primarily responsible for the day-to-day management of the Fund's portfolio.


40  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


MANAGEMENT OF THE FUND


Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                               PORTFOLIOS
                                           PRINCIPAL                             IN FUND              OTHER
       NAME,                               OCCUPATION(S)                         COMPLEX           TRUSTEESHIP
ADDRESS, DATE OF BIRTH,                    DURING PAST                         OVERSEEN BY           HELD BY
 (YEAR ELECTED*)                           5 YEARS                               TRUSTEE            TRUSTEE
------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

William H. Foulk, Jr., #                   Investment adviser and an                 108             None
2 Sound View Drive                         independent consultant. He
Suite 100                                  was formerly Senior Manager
Greenwich, CT 06830                        of Barrett Associates, Inc., a
9/7/32                                     registered investment adviser,
(2001)                                     with which he had been associ-
                                           ated since prior to 2001. He was
                                           formerly Deputy Comptroller and
                                           Chief Investment Officer of the
                                           State of New York and, prior thereto,
                                           Chief Investment Officer of the
                                           New York Bank for Savings.

Ruth Block, #, **                          Formerly an Executive Vice                106                  None
500 SE Mizner Blvd.                        President and Chief Insurance
Boca Raton, FL 33432                       Officer of The Equitable Life
11/7/30                                    Assurance Society of the United
(2001)                                     States; Chairman and Chief
                                           Executive Officer of Evlico
                                           (insurance), Director of Avon, BP
                                           (oil and gas), Ecolab Incorporated
                                           (specialty chemicals), Tandem
                                           Financial Group, and Donaldson,
                                           Lufkin & Jenrette Securities
                                           Corporation, Governor at Large
                                           National Association of Securities
                                           Dealers, Inc.

David H. Dievler, #                        Independent Consultant. Until             107                None
P.O. Box 167                               December 1994 he was Senior
Spring Lake, NJ 07762                      Vice President of Alliance Capital
10/23/29                                   Management Corporation
(2001)                                     ("ACMC") responsible for mutual
                                           fund administration. Prior to joining
                                           ACMC in 1984 he was Chief Financial
                                           Officer of Eberstadt Asset Management
                                           since 1968. Prior to that he was Senior
                                           Manager at Price Waterhouse & Co.
                                           Member of American Institute of Certified
                                           Public Accountants since 1953.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  41


                                                                               PORTFOLIOS
                                           PRINCIPAL                             IN FUND              OTHER
       NAME,                               OCCUPATION(S)                         COMPLEX           TRUSTEESHIP
ADDRESS, DATE OF BIRTH,                    DURING PAST                         OVERSEEN BY           HELD BY
 (YEAR ELECTED*)                           5 YEARS                               TRUSTEE            TRUSTEE
------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)

John H. Dobkin, #                           Consultant. Formerly President of        106             None
P.O. Box 12                                 Save Venice, Inc. (preservation
Annandale, NY 12504                         organization) from 2001-2002, a
2/19/42                                     Senior Advisor from June 1999-
(2001)                                      June 2000 and President of
                                            Historic Hudson Valley (historic
                                            preservation) from December 1989-
                                            May 1999. Previously, Director of
                                            the National Academy of Design and
                                            during 1988-1992, he was Director
                                            and Chairman of the Audit Committee
                                            of ACMC.

Michael J. Downey, #                        Consultant since January 2004.           106             Asia Pacific
c/o Alliance Capital                        Formerly managing partner of                             Fund, Inc.,
Management L.P.                             Lexington Capital, LLC                                   and The
1345 Avenue of the                          (investment advisory firm)                               Merger Fund
Americas                                    from December 1997 until
New York, NY 10105                          December 2003. Prior thereto,
Attn: Philip L. Kirstein                    Chairman and CEO of Prudential
1/26/44                                     Mutual Fund Management .
(2005)                                      (1987-1993)

D. James Guzy, #                            Chairman of the Board of PLX             106             Intel Corporation,
P.O. Box 128                                Technology (semi-conductors)                             Cirrus Logic
Glenbrook, NV 89413                         and of SRC Computers, Inc.,                              Corporation,
3/7/36                                      with which he has been associated                        Novellus
(2005)                                      since prior to 2001. He is also                          Corporation,
                                            President of the Arbor Company                           Micro Component
                                            (private family investments).                            Technology, the
                                                                                                     Davis Selected
                                                                                                     Advisers Group
                                                                                                     of Mutual Funds
                                                                                                     and LogicVision


42  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


                                                                               PORTFOLIOS
                                           PRINCIPAL                             IN FUND              OTHER
       NAME,                               OCCUPATION(S)                         COMPLEX           TRUSTEESHIP
ADDRESS, DATE OF BIRTH,                    DURING PAST                         OVERSEEN BY           HELD BY
 (YEAR ELECTED*)                           5 YEARS                               TRUSTEE            TRUSTEE
------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
(continued)

Marshall C. Turner, Jr., #                  Principal of Turner Venture             106             Toppan
220 Montgomery Street                       Associates (venture capital and                         Photomasks, Inc.,
Penthouse 10                                consulting) since prior to 2001.                        the George
San Francisco,                              He is Chairman and CEO, DuPont                          Lucas
CA 94104                                    Photomasks, Inc., Austin, Texas,                        Educational
10/10/41                                    2003-2005, and President and                            Foundation and
(2005)                                      CEO since company acquired,                             Chairman of the
                                            and name changed to Toppan                              Board of the
                                            Photomasks, Inc. in 2005 (semi-                         Smithsonian's
                                            conductor manufacturing services).                      National
                                                                                                    Museum of
                                                                                                    Natural History

INTERESTED TRUSTEE

Marc O. Mayer, ++                           Executive Vice President of ACMC        106             SCB Partners, Inc.,
1345 Avenue of the                          since 2001; prior thereto, Chief                        SCB, Inc.
Americas                                    Executive Officer of Sanford C.
New York, NY 10105                          Bernstein & Co., LLC (institutional
10/2/57                                     research and brokerage arm of
(2003)                                      Bernstein & Co., LLC ("SCB & Co"))
                                            and its predecessor since prior to
                                            2001.


*    There is no stated term of office for the Fund's Trustees.

* Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#   Member of the Audit Committee, the Governance and Nominating Committee, and
the Independent Directors Committee.

++   Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC, investment adviser.



ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  43


Officers of the Trust

Certain information concerning the Fund's Officers is listed below.


      NAME,                             POSITION(S)                   PRINCIPAL OCCUPATION
ADDRESS* AND DATE OF BIRTH            HELD WITH FUND                  DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------
Philip L. Kirstein                Senior Vice President               Senior Vice President and Independent
5/29/45                           and Independent                     Compliance Officer--Mutual Funds
                                  Compliance Officer                  of Alliance Capital Management Corporation
                                                                      ("ACMC"), with which he has been associated
                                                                      since October 2004. Prior thereto, he was
                                                                      Of Counsel to Kirkpatrick & Lockhart, from
                                                                      2003 to October 2004, and General Counsel
                                                                      of Merrill Lynch Investment Managers since
                                                                      prior to 2001.

Joseph G. Paul                    Senior Vice President               Senior Vice President of ACMC**,
2/8/60                                                                and Chief Investment Officer of Small and
                                                                      Mid Capitalization Value Equities since
                                                                      2002. He is also Chief Investment Officer
                                                                      of Advanced Value at ACMC**, since October
                                                                      2000, and held the same position at SCB
                                                                      since prior to 2001.

Thomas J. Bardong                 Vice President                      Senior Vice President of ACMC**, with
4/28/45                                                               which he has been associated since prior
                                                                      to 2001.

James W. MacGregor                Vice President                      Senior Vice President of ACMC**, with
6/16/67                                                               which he has been associated since prior
                                                                      to 2001.

Andrew J. Weiner                  Vice President                      Senior Vice President of ACMC**, with
7/8/68                                                                which he has been associated since prior
                                                                      to 2001.

Emilie D. Wrapp                   Secretary                           Senior Vice President, Assistant 11/13/55
                                                                      General Counsel and Assistant Secretary
                                                                      of AllianceBernstein Investment Research
                                                                      and Management, Inc. ("ABIRM")**, with
                                                                      which she has been associated since prior
                                                                      to 2001.

Mark D. Gersten                   Treasurer and Chief                 Senior Vice President of Alliance Global
10/4/50                           Financial Officer                   Investor Services, Inc. ("AGIS")**, and
                                                                      Vice President of ABIRM**, with which he
                                                                      has been associated since prior to 2001.

Vincent S. Noto                   Controller                          Vice President of AGIS**, with which
12/4/64                                                               he has been associated since prior to
                                                                      2001.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, Bernstein, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Trustees and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.



44  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS


-----------------------------------------
Wealth Strategies Funds
-----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-----------------------------------------
Blended Style Funds
-----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-----------------------------------------
Growth Funds
-----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

-----------------------------------------
Value Funds
-----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-----------------------------------------
Taxable Bond Funds
-----------------------------------------
Americas Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

-----------------------------------------
Municipal Bond Funds
-----------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

-----------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-----------------------------------------
Closed-End Funds
-----------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2005, Small/Mid Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. On February 1, 2006, Americas Government Income Trust will be renamed Global Government Income Trust and Quality Bond Portfolio will be renamed Intermediate Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND  45


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ACBVISCVAR1105




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Value Fund


November 30, 2005


Annual Report




---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.




January 24, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Value Fund (the "Fund") for the annual reporting period ended November 30, 2005.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Fund's policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2005. For a comparison to the broad market, the S&P 500 Stock Index is also included.

The Fund's Class A shares advanced during both time frames; however, they modestly underperformed both their benchmark and the broad market.

Value stocks slightly outperformed growth stocks over the 12-month period ended November 30, 2005, despite the outperformance of growth stocks over the last six months. Stock selection in the Fund's investment portfolio was negative, particularly within the finance and industrial resources sectors, and contributed to the Fund's underperformance during the 12-month reporting period. Fund returns versus the benchmark benefited from strong gains by the Fund's technology and transportation holdings, as well as strong security selection in consumer growth stocks. As a whole, the technology sector lagged the market, yet a number of the Fund's technology holdings traded up and added significantly to relative performance. Several of the Fund's transportation holdings contributed to relative performance, benefiting from strong revenue improvement driven by increased cargo rates and shipments of consumer goods and commodities.

In the view of the Fund's U.S. Value Investment Policy Group (the "Group"), the value opportunity remains lower than average and the market is currently offering little incremental compensation for taking risk. As a result, the Group's active sector weights are unusually small and their exposure to other risk factors is quite muted as well.

Market Review and Investment Strategy

High energy costs are forcing Americans to dig more deeply into their pockets and are taking a toll on consumer sentiment. On the positive side, consensus economic forecasts indicate that hurricane damage will put only a small and temporary damper on the U.S. economy, given the economy's robust-


ALLIANCEBERNSTEIN VALUE FUND o 1


ness prior to the event and the likely massive private and public spending on reconstruction.

As a result of this relatively constructive macroeconomic backdrop, complacency continues to reign across the U.S. capital markets. With anxiety at a low ebb, investors have become less demanding about how much they are compensated for taking risk. Credit spreads remain unusually tight and equity-market volatility remains unusually low. In this low-anxiety setting, investors are accepting unusually small discounts for investing in value stocks, and they are less motivated than usual to pay premiums for above-average growth and stability. As such, valuations within the equity market continue to be unusually compressed as measured by price/earnings ratios.

Because the Group's investment process explicitly targets portfolio risk to be proportional to the opportunity in value stocks, the Fund's positive and negative active sector weights remain unusually small. Likewise, the Fund's exposures to other risk factors that can drive performance, such as capitalization, are also closer to market and benchmark levels than usual. Hence, risk measured as tracking error remains low relative to the last few years and the Group's long-term expectations.


2 o ALLIANCEBERNSTEIN VALUE FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index and the unmanaged S&P 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Fund can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other factors affecting that country may have a more significant effect on the Fund's net asset value. The Fund may invest up to 15% of its total assets in securities issued by non-U.S. companies. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN VALUE FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE FUND VS. ITS BENCHMARK                       ----------------------------
PERIODS ENDED NOVEMBER 30, 2005                  6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Value Fund
  Class A                                          5.33%               8.04%
  Class B                                          5.04%               7.34%
  Class C                                          4.96%               7.26%
  Advisor Class                                    5.54%               8.41%
  Class R                                          5.25%               7.77%
  Class K**                                        5.32%               3.27%*
  Class I**                                        5.56%               3.51%*

Russell 1000 Value Index                           5.72%               9.98%

S&P 500 Stock Index                                5.88%               8.44%

*    Since Inception. (See inception dates below.)

**   Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
3/29/01* TO 11/30/05

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Russell 1000 Value Index: $13,853

AllianceBernstein Value Fund Class A: $13,338

                          AllianceBernstein Value Fund            Russell 1000
                                     Class A                       Value Index
-------------------------------------------------------------------------------
3/29/01*                            $  9,575                        $ 10,000
11/30/01                            $  9,824                        $  9,939
11/30/02                            $  9,081                        $  8,984
11/30/03                            $ 10,619                        $ 10,525
11/30/04                            $ 12,345                        $ 12,596
11/30/05                            $ 13,338                        $ 13,853

*    Since inception of the Fund's Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Fund Class A shares (from 3/29/01* to 11/30/05) as compared to the performance of the Fund's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN VALUE FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2005

                                       NAV Returns       SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                     8.04%             3.45%
Since Inception*                           7.35%             6.36%

Class B Shares
1 Year                                     7.34%             3.34%
Since Inception*                           6.60%             6.60%

Class C Shares
1 Year                                     7.26%             6.26%
Since Inception*                           6.60%             6.60%

Advisor Class Shares
1 Year                                     8.41%
Since Inception*                           7.71%

Class R Shares
1 Year                                     7.77%
Since Inception*                          11.61%

Class K Shares+
Since Inception*                           3.27%

Class I Shares+
Since Inception*                           3.51%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2005)

Class A Shares
1 Year                                                       0.97%
Since Inception*                                             6.35%

Class B Shares
1 Year                                                       0.77%
Since Inception*                                             6.57%

Class C Shares
1 Year                                                       3.67%
Since Inception*                                             6.56%

* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN VALUE FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    Beginning                      Ending
                  Account Value                 Account Value                       Expenses Paid
                  June 1, 2005                 November 30, 2005                    During Period*
              ----------------------       ---------------------------          ----------------------
              Actual    Hypothetical        Actual      Hypothetical**          Actual    Hypothetical
-------------------------------------------------------------------------------------------------------
Class A       $1,000       $1,000          $1,053.26      $1,019.05              $6.18        $6.07
Class B       $1,000       $1,000          $1,050.44      $1,015.99              $9.30        $9.15
Class C       $1,000       $1,000          $1,049.60      $1,015.54              $9.76        $9.60
Advisor
  Class       $1,000       $1,000          $1,055.38      $1,020.76              $4.43        $4.36
Class R       $1,000       $1,000          $1,052.50      $1,017.75              $7.51        $7.38
Class K       $1,000       $1,000          $1,053.22      $1,019.55              $5.66        $5.57
Class I       $1,000       $1,000          $1,055.60      $1,020.86              $4.33        $4.26


* Expenses are equal to the classes' annualized expense ratios of 1.20%, 1.81%, 1.90%, 0.86%, 1.46%, 1.10% and 0.84%, respectively, multiplied by the average account value over the period, multiply by the number of days in the period/365.

**   Assumes 5% return before expenses.


6 o ALLIANCEBERNSTEIN VALUE FUND


PORTFOLIO SUMMARY
November 30, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $793.6



SECTOR BREAKDOWN*                            [PIE CHART OMITTED]

o     34.6%    Financial
o     14.3%    Energy
o      9.2%    Consumer Staples
o      8.6%    Consumer Growth
o      7.8%    Technology
o      6.6%    Utilities
o      6.0%    Capital Equipment
o      4.7%    Consumer Cyclicals
o      2.3%    Industrial Commodities
o      2.1%    Services
o      0.8%    Non-Financial

o      3.0%    Short-Term


TEN LARGEST HOLDINGS
November 30, 2005

                                                                  Percent of
Company                                      U.S. $ Value         Net Assets
-------------------------------------------------------------------------------
Exxon Mobil Corp.                           $  43,661,772             5.5%
Citigroup, Inc.                                36,145,475             4.6
Bank of America Corp.                          27,359,618             3.4
Pfizer, Inc.                                   16,612,320             2.1
ChevronTexaco Corp.                            16,426,192             2.1
Altria Group, Inc.                             15,285,900             1.9
General Electric Co.                           15,116,704             1.9
J.P. Morgan Chase & Co.                        14,940,450             1.9
ConocoPhillips                                 14,561,127             1.8
Hewlett-Packard Co.                            14,481,927             1.8
-------------------------------------------------------------------------------
                                            $ 214,591,485            27.0%


* All data are as of November 30, 2005. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


ALLIANCEBERNSTEIN VALUE FUND o 7


PORTFOLIO OF INVESTMENTS
November 30, 2005

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-96.5%
Financial-34.5%
Banks-NYC-6.4%
Citigroup, Inc.                                 744,500     $ 36,145,475
J. P. Morgan Chase & Co.                        390,600       14,940,450
                                                             ------------
                                                              51,085,925

Finance - Personal Loans-0.6%
Countrywide Credit Industries, Inc.             141,200        4,915,172

Life Insurance-2.3%
Genworth Financial, Inc. Cl.A                   138,500        4,771,325
Jefferson-Pilot Corp.                            18,794        1,044,007
MetLife, Inc.                                   128,100        6,589,464
Prudential Financial, Inc.                       59,600        4,613,040
Torchmark Corp.                                  15,700          849,684
                                                             ------------
                                                              17,867,520

Major Regional Banks-11.0%
Bank of America Corp.                           596,200       27,359,618
BB&T Corp.                                       61,600        2,621,080
Comerica, Inc.                                   82,100        4,734,707
Huntington Bancshares, Inc.                     183,200        4,389,472
KeyCorp.                                        115,600        3,833,296
Mellon Financial Corp.                          142,000        4,776,880
National City Corp.                             164,100        5,564,631
PNC Financial Services Group                     71,300        4,546,801
SunTrust Banks, Inc.                             82,900        6,030,146
U.S. Bancorp                                    165,500        5,011,340
Wachovia Corp.                                  244,600       13,061,640
Wells Fargo & Co.                                82,200        5,166,270
                                                             ------------
                                                              87,095,881

Multi-Line Insurance-2.0%
American International Group, Inc.              131,500        8,828,910
The Hartford Financial Services Group, Inc.      79,200        6,919,704
                                                             ------------
                                                              15,748,614

Property / Casualty Insurance-3.2%
ACE, Ltd.                                        30,400        1,687,200
Allstate Corp.                                   43,900        2,462,790
Chubb Corp.                                      51,600        4,996,944
PartnerRe, Ltd.                                  16,000        1,092,480
RenaissanceRe Holdings, Ltd.                     74,800        3,360,764
The St. Paul Companies, Inc.                    176,285        8,202,541
XL Capital, Ltd. Cl.A                            47,500        3,153,050
                                                             ------------
                                                              24,955,769


8 o ALLIANCEBERNSTEIN VALUE FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Savings & Loan-3.5%
Astoria Financial Corp.                         107,000      $ 3,025,960
Federal Home Loan Mortgage Corp.                129,600        8,093,520
Federal National Mortgage Assn.                 198,500        9,537,925
Washington Mutual, Inc.                         176,850        7,284,451
                                                             ------------
                                                              27,941,856

Miscellaneous-5.5%
Goldman Sachs Group, Inc.                        65,300        8,421,088
Lehman Brothers Holdings, Inc.                   53,400        6,728,400
MBIA, Inc.                                       30,000        1,853,400
Merrill Lynch & Co., Inc.                       186,100       12,360,762
MGIC Investment Corp.                            53,100        3,456,810
Morgan Stanley                                  193,700       10,853,011
                                                             ------------
                                                              43,673,471
                                                             ------------
                                                             273,284,208

Energy-14.2%
Gas Pipelines-0.1%
El Paso Corp.                                   105,515        1,159,610

Offshore Drilling-1.8%
ENSCO International, Inc.                         9,600          454,656
GlobalSantaFe Corp.                             102,900        4,667,544
Noble Corp.                                      68,000        4,900,760
Rowan Cos., Inc.                                111,400        3,997,032
                                                             ------------
                                                              14,019,992

Oils - Integrated Domestic-4.2%
ConocoPhillips                                  240,640       14,561,127
Marathon Oil Corp.                              128,900        7,642,481
Occidental Petroleum Corp.                       94,300        7,477,990
Total SA (ADR)                                   32,000        3,990,080
                                                             ------------
                                                              33,671,678

Oils - Integrated International-8.1%
BP Plc (ADR)                                     57,800        3,805,552
ChevronTexaco Corp.                             286,620       16,426,192
Exxon Mobil Corp.                               752,400       43,661,772
                                                             ------------
                                                              63,893,516
                                                             ------------
                                                             112,744,796

Consumer Staples-9.2%
Beverages - Soft, Lite & Hard-1.3%
Molson Coors Brewing Co. Cl.B                    35,700        2,377,263
PepsiCo, Inc.                                    34,500        2,042,400
The Coca-Cola Co.                               147,100        6,279,699
                                                             ------------
                                                              10,699,362


ALLIANCEBERNSTEIN VALUE FUND o 9


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Foods-1.5%
Bunge, Ltd.                                      60,100      $ 3,215,350
General Mills, Inc.                              65,700        3,122,721
Kraft Foods, Inc. Cl.A                           61,800        1,788,492
Sara Lee Corp.                                  187,300        3,382,638
                                                             ------------
                                                              11,509,201

Restaurants-1.1%
Darden Restaurants, Inc.                         24,000          858,720
McDonald's Corp.                                232,900        7,883,665
                                                             ------------
                                                               8,742,385

Retail - Food-1.7%
Safeway, Inc.                                   222,100        5,163,825
SUPERVALU, Inc.                                  87,900        2,876,088
The Kroger Co.(a)                               275,400        5,359,284
                                                             ------------
                                                              13,399,197

Soaps-1.0%
The Clorox Co.                                   86,500        4,695,220
Unilever NV                                      49,500        3,315,510
                                                             ------------
                                                               8,010,730

Sugar Refiners-0.2%
Archer-Daniels-Midland Co.                       62,375        1,470,179

Tobacco-2.4%
Altria Group, Inc.                              210,000       15,285,900
UST, Inc.                                        97,900        3,776,982
                                                             ------------
                                                              19,062,882
                                                             ------------
                                                              72,893,936

Consumer Growth-8.5%
Advertising-0.4%
The Interpublic Group of Cos., Inc.(a)          356,500        3,322,580

Drugs-4.1%
Bristol-Myers Squibb Co.                         74,100        1,599,819
Eli Lilly & Co.                                  75,300        3,802,650
Merck & Co., Inc.                               354,900       10,434,060
Pfizer, Inc.                                    783,600       16,612,320
                                                             ------------
                                                              32,448,849

Entertainment-1.8%
Time Warner, Inc.                               577,600       10,385,248
Viacom, Inc. Cl.B                                87,100        2,909,140
Walt Disney Co.                                  34,000          847,620
                                                             ------------
                                                              14,142,008

Hospital Management-0.3%
HCA, Inc.                                        33,000        1,682,670
Tenet Healthcare Corp.(a)                        70,000          547,400
                                                             ------------
                                                               2,230,070


10 o ALLIANCEBERNSTEIN VALUE FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Hospital Supplies-0.8%
Medco Health Solutions, Inc.(a)                 115,000      $ 6,169,750

Other Medical-0.4%
AmerisourceBergen Corp.                          38,000        3,053,300

Radio - TV Broadcasting-0.7%
Comcast Corp. Cl.A(a)                           233,200        6,156,480
                                                             ------------
                                                              67,523,037

Technology-7.8%
Communication - Equip. Mfrs.-1.9%
ADC Telecommunications, Inc.(a)                 121,857        2,489,539
Corning, Inc.(a)                                317,400        6,427,350
Nokia Corp. (ADR)                               238,900        4,080,412
Tellabs, Inc.(a)                                194,300        1,993,518
                                                             ------------
                                                              14,990,819

Computer/Instrumentation-1.2%
Celestica, Inc.(a)                              206,600        2,196,158
Flextronics International, Ltd.(a)              282,100        2,911,272
Sanmina-SCI Corp.(a)                            481,000        1,991,340
Solectron Corp.(a)                              670,500        2,407,095
                                                             ------------
                                                               9,505,865

Computers-2.1%
Hewlett-Packard Co.                             488,100       14,481,927
International Business Machines Corp.            24,900        2,213,610
                                                             ------------
                                                              16,695,537

Computer Services/Software-1.2%
Electronic Data Systems Corp.                   242,400        5,587,320
Microsoft Corp.                                 148,700        4,120,477
                                                             ------------
                                                               9,707,797

Miscellaneous Industrial Technology-0.5%
Arrow Electronics, Inc.(a)                       63,500        1,968,500
Ingram Micro, Inc. Cl.A(a)                       14,900          279,822
Tech Data Corp.(a)                               40,900        1,607,779
                                                             ------------
                                                               3,856,101

Semiconductors-0.9%
Agere Systems, Inc.(a)                          188,890        2,489,570
Intel Corp.                                     163,500        4,362,180
                                                             ------------
                                                               6,851,750
                                                             ------------
                                                              61,607,869

Utilities-6.6%
Electric Companies-2.4%
Alliant Energy Corp.                             33,400          946,890
American Electric Power Co., Inc.               136,800        4,998,672
Constellation Energy Group, Inc.                 40,700        2,156,693
Edison International                             21,000          947,520
Entergy Corp.                                    61,800        4,326,000
Exelon Corp.                                     20,000        1,040,800


ALLIANCEBERNSTEIN VALUE FUND o 11


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
FirstEnergy Corp.                                37,600      $ 1,765,696
Sempra Energy                                    22,100          971,295
Wisconsin Energy Corp.                           23,800          903,210
Xcel Energy, Inc.                                57,700        1,068,027
                                                             ------------
                                                              19,124,803

Telephone-4.2%
AT&T, Inc.                                      224,600        5,594,786
BellSouth Corp.                                  57,800        1,575,628
Crown Castle International Corp.(a)              59,900        1,641,260
Sprint Corp.                                    456,400       11,428,256
Verizon Communications, Inc.                    405,200       12,958,296
                                                             ------------
                                                              33,198,226
                                                             ------------
                                                              52,323,029

Capital Equipment-5.9%
Aerospace & Defense-1.1%
Goodrich Corp.                                  103,200        3,975,264
The Boeing Co.                                   73,800        5,032,422
                                                             ------------
                                                               9,007,686

Auto & Truck Parts-0.6%
Eaton Corp.                                      66,700        4,250,124

Defense-0.5%
Northrop Grumman Corp.                           72,955        4,185,428

Electrical Equipment-2.6%
Cooper Industries, Ltd. Cl.A                     44,200        3,215,108
General Electric Co.                            423,200       15,116,704
Hubbell, Inc. Cl.B                               53,100        2,575,881
                                                             ------------
                                                              20,907,693

Miscellaneous Capital Goods-1.1%
SPX Corp.                                        67,800        3,192,024
Textron, Inc.                                    70,000        5,523,000
                                                             ------------
                                                               8,715,024
                                                             ------------
                                                              47,065,955

Consumer Cyclicals-4.7%
Apparel Manufacturing-0.7%
Jones Apparel Group, Inc.                       114,500        3,293,020
V. F. Corp.                                      33,700        1,909,105
                                                             ------------
                                                               5,202,125

Autos & Auto Parts-1.2%
American Axle & Manufacturing Holdings, Inc.     47,200        1,003,472
Autoliv, Inc.                                    58,900        2,577,464
BorgWarner, Inc.                                 39,500        2,370,000
Dana Corp.                                      119,700          834,309
Lear Corp.                                       44,600        1,241,664
Magna International, Inc. Cl.A                   26,600        1,832,740
                                                             ------------
                                                               9,859,649


12 o ALLIANCEBERNSTEIN VALUE FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Retailers-2.0%
Limited Brands                                  188,900       $4,203,025
Nordstrom, Inc.                                  55,200        2,035,776
Office Depot, Inc.(a)                           220,300        6,538,504
Target Corp.                                     64,000        3,424,640
                                                             ------------
                                                              16,201,945

Tires & Rubber Goods-0.1%
Cooper Tire & Rubber Co.                         41,000          603,110

Toys-0.2%
Mattel, Inc.                                     94,400        1,571,760

Miscellaneous Consumer Cyclicals-0.5%
Newell Rubbermaid, Inc.                         171,200        3,949,584
                                                             ------------
                                                              37,388,173

Industrial Commodities-2.3%
Chemicals-1.2%
Du Pont E. I. de Nemours & Co.                   65,500        2,800,125
Eastman Chemical Co.                             52,500        2,904,825
PPG Industries, Inc.                             56,900        3,455,537
                                                             ------------
                                                               9,160,487

Containers-0.4%
Owens-Illinois, Inc.(a)                         159,900        3,477,825

Paper-0.7%
Smurfit-Stone Container Corp.(a)                191,800        2,430,106
Temple-Inland, Inc.                              76,200        3,190,494
                                                             ------------
                                                               5,620,600
                                                             ------------
                                                              18,258,912

Services-2.0%
Railroads-2.0%
Burlington Northern Santa Fe Corp.               59,500        3,937,710
CSX Corp.                                       107,100        5,209,344
Norfolk Southern Corp.                          158,300        7,003,192
                                                             ------------
                                                              16,150,246

Non-Financial-0.8%
Building Materials - Cement-0.8%
Martin Marietta Materials, Inc.                  28,600        2,148,146
Vulcan Materials Co.                             63,500        4,235,450
                                                             ------------
                                                               6,383,596

Total Common Stocks
  (cost $658,030,983)                                        765,623,757


ALLIANCEBERNSTEIN VALUE FUND o 13


                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-3.0%
Time Deposit-3.0%
State Street Euro Dollar
  3.35%, 12/01/05
  (cost $23,727,000)                         $   23,727     $ 23,727,000

Total Investments-99.5%
  (cost $681,757,983)                                        789,350,757
Other assets less liabilities-0.5%                             4,219,085
                                                             ------------
Net Assets-100%                                             $793,569,842


(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt.

     See notes to financial statements.


14 o ALLIANCEBERNSTEIN VALUE FUND


STATEMENT OF ASSETS & LIABILITIES
November 30, 2005


Assets
Investments in securities, at value (cost $681,757,983)           $789,350,757
Cash                                                                       303
Receivable for investment securities sold                            2,609,047
Dividends and interest receivable                                    2,483,349
Receivable for shares of beneficial interest sold                    1,688,294
Total assets                                                       796,131,750

Liabilities
Payable for shares of beneficial interest redeemed                   1,519,414
Advisory fee payable                                                   355,510
Distribution fee payable                                               179,044
Transfer Agent fee payable                                              93,104
Accrued expenses                                                       414,836
Total liabilities                                                    2,561,908
Net Assets                                                        $793,569,842

Composition of Net Assets
Paid-in capital                                                   $634,085,702
Undistributed net investment income                                 10,365,234
Accumulated net realized gain on investment and
  foreign currency transactions                                     41,526,132
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities              107,592,774
                                                                  $793,569,842


Calculation of Maximum Offering Price Per Share

                                           Net Asset Value and:
                                          ---------------------   Maximum
                             Shares       Offering   Redemption   Offering
Class        Net Assets    Outstanding      Price      Price       Price*
-------------------------------------------------------------------------------
A          $230,269,245     17,373,587         --     $13.25       $13.84
B          $160,666,445     12,244,495     $13.12         --           --
C          $101,653,649      7,748,404     $13.12         --           --
Advisor    $262,311,159     19,667,093     $13.34     $13.34           --
R              $756,871         57,221     $13.23     $13.23           --
K          $  1,122,889         84,664     $13.26     $13.26           --
I          $ 36,789,584      2,768,804     $13.29     $13.29           --

* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

     See notes to financial statements.


ALLIANCEBERNSTEIN VALUE FUND o 15


STATEMENT OF OPERATIONS
Year Ended November 30, 2005

Investment Income
Dividends (net of foreign taxes withheld
  of $57,603)                                  $23,192,973
Interest                                           680,681      $23,873,654

Expenses
Advisory fee                                     5,435,665
Distribution fee--Class A                          624,626
Distribution fee--Class B                        1,731,235
Distribution fee--Class C                        1,009,080
Distribution fee--Class R                            3,720
Distribution fee--Class K                              285
Transfer agency                                  1,945,821
Printing                                           314,477
Custodian                                          271,734
Registration fees                                  145,065
Administrative                                      88,000
Audit                                               55,136
Legal                                               39,275
Trustees' fees                                      23,842
Miscellaneous                                       44,337
Total expenses                                  11,732,298
Less: expenses waived by the Distributor
  (see Note C)                                     (92,400)
Less: expense offset arrangement
  (see Note B)                                     (13,000)
Net expenses                                                     11,626,898
Net investment income                                            12,246,756

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                       139,640,011(a)
  Foreign currency transactions                                        (710)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                   (73,264,863)
  Foreign currency denominated assets
    and liabilities                                                    (192)
Net gain on investment and foreign
  currency transactions                                          66,374,246
Net Increase in Net Assets
  from Operations                                               $78,621,002


(a) On August 5, 2005, the Fund had a redemption-in-kind with total proceeds in the amount of $396,604,626. The net realized gain of the transactions of $97,427,103 will not be realized for tax purposes.

     See notes to financial statements.


16 o ALLIANCEBERNSTEIN VALUE FUND


STATEMENT OF CHANGES IN NET ASSETS


                                               Year Ended          Year Ended
                                               November 30,        November 30,
                                                  2005                2004
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                       $   12,246,756      $    9,729,756
Net realized gain on investment and
  foreign currency transactions                139,639,301          35,804,774
Net change in unrealized
  appreciation/depreciation of investment
  and foreign currency denominated
  assets and liabilities                       (73,265,055)         86,891,664
Net increase in net assets from
  operations                                    78,621,002         132,426,194

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                       (2,100,004)         (1,236,072)
  Class B                                         (760,158)           (475,727)
  Class C                                         (414,764)           (226,432)
  Advisor Class                                 (7,617,260)         (4,432,288)
  Class R                                           (6,893)                (69)
Net realized gain on investment
  transactions
  Class A                                       (3,482,904)                 -0-
  Class B                                       (3,360,341)                 -0-
  Class C                                       (1,832,930)                 -0-
  Advisor Class                                (10,244,885)                 -0-
  Class R                                          (12,301)                 -0-

Transactions in Shares of
Beneficial Interest
Net increase (decrease)                       (279,761,134)        134,516,377
Total increase (decrease)                     (230,972,572)        260,571,983

Net Assets
Beginning of period                          1,024,542,414         763,970,431
End of period (including undistributed
  net investment income of $10,365,234
  and $9,018,267, respectively)             $  793,569,842      $1,024,542,414


See notes to financial statements.


ALLIANCEBERNSTEIN VALUE FUND o 17


NOTES TO FINANCIAL STATEMENTS
November 30, 2005

NOTE A
Significant Accounting Policies

AllianceBernstein Trust (the "Trust") was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund, formerly AllianceBernstein Small Cap Value and the AllianceBernstein Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.



18 o ALLIANCEBERNSTEIN VALUE FUND


In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


ALLIANCEBERNSTEIN VALUE FUND o 19


2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to net assets.


20 o ALLIANCEBERNSTEIN VALUE FUND


6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.20%, 2.70%, 2.45% and
2.20% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended November 30, 2005, there were no expenses reimbursed by the Adviser.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the Advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended November 30, 2005, such fees amounted to $88,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $1,198,428 for the year ended November 30, 2005.

For the year ended November 30, 2005, the Fund's expenses were reduced by $13,000 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of


ALLIANCEBERNSTEIN VALUE FUND o 21


the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $20,554 from the sale of Class A shares and received $17,244, $152,655 and $9,588 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2005.

Brokerage commissions paid on investment transactions for the year ended November 30, 2005, amounted to $642,187, of which $151,697 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are being limited to .30% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2005, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $92,400 for Class B shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $346,547, $737,379, $23,645 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2005, were as follows:

                                                Purchases            Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)                 $360,389,956        $244,554,595
U.S. government securities                              -0-                 -0-


22 o ALLIANCEBERNSTEIN VALUE FUND


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                             $ 681,757,983
Gross unrealized appreciation                                    $ 138,811,827
Gross unrealized depreciation                                      (31,219,053)
Net unrealized appreciation                                      $ 107,592,774


NOTE E
Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized, without par value, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Transactions in shares of beneficial interest were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     November 30,   November 30,  November 30,    November 30,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold            6,698,285     5,602,470    $ 85,299,090    $ 66,495,166
Shares issued in
  reinvestment of
  of dividends and
  distributions          390,972        94,016       4,910,603       1,060,502
Shares converted
  from Class B           301,289       404,902       3,842,579       4,781,383
Shares redeemed       (4,821,413)   (3,795,449)    (61,423,020)    (44,668,015)
Net increase           2,569,133     2,305,939    $ 32,629,252    $ 27,669,036

Class B
Shares sold            1,387,295     2,415,658    $ 17,438,185    $ 28,307,011
Shares issued in
  reinvestment of
  of dividends and
  distributions          241,565        29,253       3,024,389         328,891
Shares converted
  to Class A            (303,460)     (407,525)     (3,842,579)     (4,781,383)
Shares redeemed       (3,656,838)   (3,513,577)    (46,239,621)    (40,973,376)
Net decrease          (2,331,438)   (1,476,191)   $(29,619,626)   $(17,118,857)


ALLIANCEBERNSTEIN VALUE FUND o 23


                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     November 30,   November 30,  November 30,    November 30,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Class C
Shares sold            1,372,421     1,966,215   $  17,320,397    $ 23,099,793
Shares issued in
  reinvestment of
  of dividends and
  distributions          120,459        12,664       1,508,142         142,344
Shares redeemed       (1,621,436)   (1,647,970)    (20,441,925)    (19,181,489)
Net increase
  (decrease)            (128,556)      330,909   $  (1,613,386)   $  4,060,648

Advisor Class
Shares sold           12,457,626    12,128,491   $ 158,472,685    $143,386,859
Shares issued in
  reinvestment of
  of dividends and
  distributions        1,396,391       384,502      17,608,491       4,348,689
Shares redeemed      (37,973,354)   (2,406,962)   (493,568,871)    (28,441,305)
Net increase
  (decrease)         (24,119,337)   10,106,031   $(317,487,695)   $119,294,243

Class R
Shares sold               22,756        55,299   $     290,145    $    653,637
Shares issued in
  reinvestment of
  of dividends and
  distributions              335            -0-          4,211              -0-
Shares redeemed          (18,514)       (3,572)       (238,824)        (42,330)
Net increase               4,577        51,727   $      55,532    $    611,307

                       March 1,                      March 1,
                      2005(a) to                    2005(a) to
                     November 30,                  November 30,
                         2005                          2005
                     ------------                --------------
Class K
Shares sold               84,664                   $ 1,067,974
Net increase              84,664                   $ 1,067,974

Class I
Shares sold            2,960,811                   $37,690,375
Shares redeemed         (192,007)                   (2,483,560)
Net increase           2,768,804                   $35,206,815

(a) Commencement of distribution.


24 o ALLIANCEBERNSTEIN VALUE FUND


NOTE F
Risk Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2005.

NOTE H
Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 were as follows:

                                                  2005               2004
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                             $10,899,079         $6,370,588
  Long-term capital gains                      18,933,361                 -0-
Total taxable distributions                    29,832,440          6,370,588
Total distributions paid                      $29,832,440          6,370,588

As of November 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                   $ 13,311,969
Undistributed long term capital gains                             38,581,730
Unrealized appreciation/(depreciation)                           107,592,774
Total accumulated earnings/(deficit)                            $159,486,474(a)

(a) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to tax treatment of organization costs.


ALLIANCEBERNSTEIN VALUE FUND o 25


During the current fiscal year, permanent differences, primarily due to foreign currency transactions and a redemption-in-kind, resulted in a net decrease to undistributed ordinary income, a net decrease to accumulated net realized gain on investment and foreign currency transactions and a net increase to paid-in capital. This reclassification had no effect on net assets.

NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to


26 o ALLIANCEBERNSTEIN VALUE FUND


reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Trustees, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.


ALLIANCEBERNSTEIN VALUE FUND o 27


On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.


28 o ALLIANCEBERNSTEIN VALUE FUND


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN VALUE FUND o 29


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                       Class A
                                            -----------------------------------------------------------------
                                                                                                 March 29,
                                                                                                2001(a) to
                                                          Year Ended November 30,                November
                                            --------------------------------------------------      30,
                                                2005         2004         2003         2002        2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.63       $10.96        $9.44       $10.26       $10.00

Income From Investment Operations
Net investment income(b)                         .17          .14(c)(d)    .11          .10          .06(c)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .82         1.63         1.48         (.87)         .20
Net increase (decrease) in
  net asset value from
  operations                                     .99         1.77         1.59         (.77)         .26

Less: Dividends and Distributions
Dividends from
  net investment income                         (.14)        (.10)        (.07)        (.05)          -0-
Distributions from
  net realized gain on
  investment transactions                       (.23)          -0-          -0-          -0-          -0-
Total dividends and
  distributions                                 (.37)        (.10)        (.07)        (.05)          -0-
Net asset value, end of period                $13.25       $12.63       $10.96        $9.44       $10.26

Total Return
Total investment return based
  on net asset value(e)                         8.04%       16.26%       16.93%       (7.56)%       2.60%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $230,269     $187,004     $136,924      $95,295      $59,437
Ratio to average net assets of:
  Expenses, net of waivers                      1.16%        1.18%        1.45%        1.45%        1.71%(f)
  Expenses, before waivers                      1.16%        1.32%        1.45%        1.45%        1.74%(f)
  Net investment income                         1.31%        1.17%(c)(d)  1.12%         .99%         .79%(c)(f)
Portfolio turnover rate                           25%          27%          27%          11%          14%


See footnote summary on page 36.


30 o ALLIANCEBERNSTEIN VALUE FUND



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                      Class B
                                            -----------------------------------------------------------------
                                                                                                 March 29,
                                                                                                2001(a) to
                                                          Year Ended November 30,                November
                                            --------------------------------------------------      30,
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.50       $10.86        $9.37       $10.22       $10.00

Income From Investment Operations
Net investment income(b)                         .08(g)       .05(c)(d)    .04          .03          .01(c)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .82         1.62         1.46         (.87)         .21
Net increase (decrease) in
  net asset value from
  operations                                     .90         1.67         1.50         (.84)         .22

Less: Dividends and Distributions
Dividends from
  net investment income                         (.05)        (.03)        (.01)        (.01)          -0-
Distributions from
  net realized gain on
  investment transactions                       (.23)          -0-          -0-          -0-          -0-
Total dividends and
  distributions                                 (.28)        (.03)        (.01)        (.01)          -0-
Net asset value, end of period                $13.12       $12.50       $10.86        $9.37       $10.22

Total Return
Total investment return based
  on net asset value(e)                         7.34%       15.41%       16.03%       (8.22)%       2.20%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $160,666     $182,244     $174,262     $146,704      $88,579
Ratio to average net assets of:
  Expenses, net of waivers                      1.82%        1.90%        2.18%        2.18%        2.42%(f)
  Expenses, before waivers                      1.87%        2.04%        2.18%        2.18%        2.46%(f)
  Net investment income                          .63%(g)      .43%(c)(d)   .39%         .27%         .08%(c)(f)
Portfolio turnover rate                           25%          27%          27%          11%          14%


See footnote summary on page 36.


ALLIANCEBERNSTEIN VALUE FUND o 31


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                       Class C
                                            -----------------------------------------------------------------
                                                                                                March 29,
                                                                                               2001(a) to
                                                          Year Ended November 30,               November
                                            --------------------------------------------------      30,
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.51       $10.86        $9.37       $10.21       $10.00

Income From Investment Operations
Net investment income(b)                         .08          .05(c)(d)    .04          .03           -0-(c)(h)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .81         1.63         1.46         (.86)         .21
Net increase (decrease) in
  net asset value from
  operations                                     .89         1.68         1.50         (.83)         .21

Less: Dividends and Distributions
Dividends from
  net investment income                         (.05)        (.03)        (.01)        (.01)          -0-
Distributions from
  net realized gain on
  investment transactions                       (.23)          -0-          -0-          -0-          -0-
Total dividends and
  distributions                                 (.28)        (.03)        (.01)        (.01)          -0-
Net asset value, end of period                $13.12       $12.51       $10.86        $9.37       $10.21

Total Return
Total investment return based
  on net asset value(e)                         7.26%       15.50%       16.03%       (8.13)%       2.10%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $101,654      $98,512      $81,928      $61,459      $38,661
Ratio to average net assets of:
  Expenses, net of waivers                      1.86%        1.88%        2.16%        2.16%        2.43%f)
  Expenses, before waivers                      1.86%        2.03%        2.16%        2.16%        2.47%(f)
  Net investment income                          .59%         .45%(c)(d)   .42%         .28%         .06%(c)(f)
Portfolio turnover rate                           25%          27%          27%          11%          14%


See footnote summary on page 36.


32 o ALLIANCEBERNSTEIN VALUE FUND



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                    Advisor Class
                                            -----------------------------------------------------------------
                                                                                                March 29,
                                                                                                2001(a) to
                                                          Year Ended November 30,                November
                                            --------------------------------------------------      30,
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.70       $11.01        $9.48       $10.29       $10.00

Income From Investment Operations
Net investment income(b)                         .20          .17(c)(d)    .14          .15          .08(c)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .84         1.65         1.48         (.90)         .21
Net increase (decrease) in
  net asset value from
  operations                                    1.04         1.82         1.62         (.75)         .29

Less: Dividends and Distributions
Dividends from
  net investment income                         (.17)        (.13)        (.09)        (.06)          -0-
Distributions from
  net realized gain on
  investment transactions                       (.23)          -0-          -0-          -0-          -0-
Total dividends and
  distributions                                 (.40)        (.13)        (.09)        (.06)          -0-
Net asset value, end of period                $13.34       $12.70       $11.01        $9.48       $10.29

Total Return
Total investment return based
  on net asset value(e)                         8.41%       16.68%       17.28%       (7.30)%       2.90%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $262,311     $556,117     $370,847     $232,335      $11,447
Ratio to average net assets of:
  Expenses, net of waivers                       .83%         .88%        1.15%        1.23%        1.40%(f)
  Expenses, before waivers                       .83%        1.02%        1.15%        1.23%        1.44%(f)
  Net investment income                         1.54%        1.47%(c)(d)  1.42%        1.55%        1.14%(c)(f)
Portfolio turnover rate                           25%          27%          27%          11%          14%


See footnote summary on page 36.


ALLIANCEBERNSTEIN VALUE FUND o 33



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       Class R
                                          -----------------------------------
                                                                  November 3,
                                                 Year Ended        2003(i) to
                                                 November 30,       November
                                          -----------------------       30,
                                             2005         2004         2003
                                          ----------  -----------  ----------
Net asset value, beginning of period       $12.63       $10.95       $10.91

Income From Investment Operations
Net investment income(b)                      .14          .12(c)(d)    .01
Net realized and unrealized gain
  on investment and
  foreign currency transactions               .82         1.64          .03
Net increase in net asset value
  from operations                             .96         1.76          .04

Less: Dividends and Distributions
Dividends from net investment income         (.13)        (.08)          -0-
Distributions from net realized gain on
  investment transactions                    (.23)          -0-          -0-
Total dividends and distributions            (.36)        (.08)          -0-
Net asset value, end of period             $13.23       $12.63       $10.95

Total Return
Total investment return based
  on net asset value(e)                      7.77%       16.11%         .37%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $757         $665          $10
Ratio to average net assets of:
  Expenses, net of waivers                   1.40%        1.40%        1.81%(f)
  Expenses, before waivers                   1.40%        1.54%        1.81%(f)
  Net investment income                      1.06%        1.07%(c)(d)  1.16%(f)
Portfolio turnover rate                        25%          27%          27%


See footnote summary on page 36.


34 o ALLIANCEBERNSTEIN VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                             Class K
                                            -----------
                                            March 1,
                                            2005(i) to
                                             November
                                             30, 2005
                                            -----------
Net asset value, beginning of period          $12.84

Income From Investment Operations
Net investment income(b)                         .17
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                   .25
Net increase in net asset value
  from operations                                .42
Net asset value, end of period                $13.26

Total Return
Total investment return based on
  net asset value(e)                            3.27%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $1,123
Ratio to average net assets of:
  Expenses(f)                                   1.10%
  Net investment income(f)                      2.93%
Portfolio turnover rate                           25%


See footnote summary on page 36.


ALLIANCEBERNSTEIN VALUE FUND o 35


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                              Class I
                                            -----------
                                            March 1,
                                            2005(i) to
                                            November
                                             30, 2005
                                            -----------
Net asset value, beginning of period          $12.84

Income From Investment Operations
Net investment income(b).                        .16
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                   .29
Net increase in net asset value
  from operations                                .45
Net asset value, end of period                $13.29

Total Return
Total investment return based
  on net asset value(e)                         3.51%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $36,790
Ratio to average net assets of:
  Expenses(f)                                    .83%
  Net investment income(f)                      1.78%
Portfolio turnover rate                           25%

(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived by the Adviser.

(d)  Net of fees and expenses waived by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g)  Net of fees and expenses waived by the Distributor.

(h)  Amount is less than $.005.

(i)  Commencement of distribution.


36 o ALLIANCEBERNSTEIN VALUE FUND


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Trustees of AllianceBernstein Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Value Fund (one of the funds constituting the AllianceBernstein Trust) (the "Fund") as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Value Fund at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
January 11, 2006



ALLIANCEBERNSTEIN VALUE FUND o 37


TAX INFORMATION (unaudited)

For the fiscal year ended November 30, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $10,899,079 as qualified dividend income, which is taxed at a maximum rate of 15%.

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2005 qualifies for the corporate dividends received deduction.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2006.


38 o ALLIANCEBERNSTEIN VALUE FUND


RESULTS OF SHAREHOLDERS MEETING
(unaudited)


A Special Meeting of the AllianceBernstein Value Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objectives, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. With respect to the second item of business, the approval to amend and restate the Charter of the Fund, the proposal was not presented to shareholders of the Fund at this meeting. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Trustees, each such Trustee to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                                                     Withheld
                                                Voted For            Authority
-------------------------------------------------------------------------------
      Ruth Block                               134,003,245           2,979,537
      David H. Dievler                         133,929,707           3,053,075
      John H. Dobkin                           134,130,813           2,851,970
      Michael J. Downey                        134,154,191           2,828,592
      William H. Foulk, Jr.                    134,095,135           2,887,647
      D. James Guzy                            133,060,363           3,922,419
      Marc O. Mayer                            134,171,269           2,811,513
      Marshall C. Turner, Jr.                  134,141,950           2,840,832

3. The amendment, elimination, or reclassification as non-fundamental, of the fundamental investment restrictions regarding:

                                             Voted                     Broker
                            Voted For       Against     Abstained     Non-Votes
-------------------------------------------------------------------------------
3.A. Diversification       23,862,363       566,826       249,020     8,470,585

3.B. Issuing Senior        23,853,166       572,211       252,868     8,470,585
     Securities
     and Borrowing
     Money

3.C. Underwriting          23,843,880       584,857       249,508     8,470,585
     Securities

3.D. Concentration of      23,854,614       573,620       250,011     8,470,585
     Investments

3.E. Real Estate and       23,841,139       555,888       281,219     8,470,585
     Companies that
     Deal in Real Estate

3.F. Commodity Contracts   23,396,919     1,001,284       280,042     8,470,585
     and Futures
     Contracts


ALLIANCEBERNSTEIN VALUE FUND o 39


                                             Voted                     Broker
                            Voted For       Against     Abstained     Non-Votes
-------------------------------------------------------------------------------
3.G. Loans                 23,836,841       589,935       251,469     8,470,585

3.I. Exercising Control    23,848,864       580,211       249,171     8,470,585

3.M. Short Sales           23,435,726       996,588       245,931     8,470,585

3.N. Pledging,             23,471,469       953,990       252,785     8,470,585
     Hypothecating,
     Mortgaging, or
     Otherwise
     Encumbering Assets
                                                                      8,470,585

4.   The reclassification  23,314,502       845,874       517,869     8,470,585
     of the Fund's
     fundamental
     investment objective
     as non-fundamental
     with changes to the
     Fund's investment
     objectives.


40 o ALLIANCEBERNSTEIN VALUE FUND


BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Marilyn G. Fedak, Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong, Vice President
John Mahedy, Vice President
Christopher Marx, Vice President
John D. Phillips, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110


Principal Underwriter

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1) Member of the Audit Committee, Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the U.S. Value Investment Policy Group. While all members of the team work jointly to determine the majority of the investment strategy, including stock selection for the Fund, Ms. Marilyn G. Fedak, Mr. John Mahedy, Mr. Christopher Marx, and John D. Philips are primarily responsible for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN VALUE FUND o 41


MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            TRUSTEESHIP
DATE OF BIRTH                      OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     TRUSTEE            TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

William H. Foulk, Jr., #           Investment adviser and an                               108                None
2 Sound View Drive                 independent consultant. He
Suite 100                          was formerly Senior Manager
Greenwich, CT 06830                of Barrett Associates, Inc., a
9/7/32                             registered investment adviser,
(2001)                             with which he had been associ-
                                   ated since prior to 2001. He was
                                   formerly Deputy Comptroller and
                                   Chief Investment Officer of the
                                   State of New York and, prior
                                   thereto, Chief Investment Officer
                                   of the New York Bank for
                                   Savings.

Ruth Block, #, **                  Formerly an Executive Vice                              106                None
500 SE Mizner Blvd.                President and Chief Insurance
Boca Raton, FL 33432               Officer of The Equitable Life
11/7/30                            Assurance Society of the United
(2001)                             States; Chairman and Chief
                                   Executive Officer of Evlico
                                   (insurance), Director of Avon,
                                   BP (oil and gas), Ecolab
                                   Incorporated (specialty chemi-
                                   cals), Tandem Financial Group,
                                   and Donaldson, Lufkin &
                                   Jenrette Securities Corporation,
                                   former Governor at Large
                                   National Association of
                                   Securities Dealers, Inc.

David H. Dievler, #                Independent Consultant. Until                           107                None
P.O. Box 167                       December 1994 he was Senior
Spring Lake, NJ 07762              Vice President of Alliance Capital
10/23/29                           Management Corporation
(2001)                             ("ACMC") responsible for mutual
                                   fund administration. Prior to
                                   joining ACMC in 1984, he
                                   was Chief Financial Officer of
                                   Eberstadt Asset Management
                                   since 1968. Prior to that, he
                                   was Senior Manager at Price
                                   Waterhouse & Co. Member of
                                   American Institute of Certified
                                   Public Accountants since 1953.


42 o ALLIANCEBERNSTEIN VALUE FUND


Management of the Fund

                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            TRUSTEESHIP
DATE OF BIRTH                      OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     TRUSTEE            TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)

John H. Dobkin, #                  Consultant. Formerly President                          106                None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002,
2/19/42                            Senior Advisor from June 1999 -
(2001)                             June 2000 and President
                                   of Historic Hudson Valley
                                   (historic preservation) from
                                   December 1989-May 1999.
                                   Previously, Director of the
                                   National Academy of Design
                                   and during 1988-1992, he was
                                   Director and Chairman of the
                                   Audit Committee of ACMC.

Michael J. Downey, #               Consultant since January 2004.                          106                Asia Pacific
c/o Alliance Capital               Formerly managing partner of                                               Fund, Inc.,
Management L.P.                    Lexington Capital, LLC (investment                                         and The
1345 Avenue of the                 advisory firm) from December 1997                                          Merger Fund
Americas                           until December 2003. Prior thereto,
New York, NY 10105                 Chairman and CEO of Prudential
Attn: Philip L. Kirstein           Mutual Fund Management
1/26/44                            (1987-1993).
(2005)

D. James Guzy, #                   Chairman of the Board of PLX                            106                Intel Corporation,
P.O. Box 128                       Technology (semi-conductors) and                                           Cirrus Logic
Glenbrook, NV 89413                of SRC Computers Inc., with which                                          Corporation,
3/7/36                             he has been associated since prior                                         Novellus Cor-
(2005)                             to 2001. He is also President of                                           poration, Micro
                                   the Arbor Company (private family                                          Component Tech-
                                   investments).                                                              nology, the Davis
                                                                                                              Selected Advisors
                                                                                                              Group of Mutual
                                                                                                              Funds and
                                                                                                              LogicVision.

Marshall C. Turner, Jr., #         Principal of Turner Venture                             106                Toppan Photo-
220 Montgomery Street              Associates (venture capital and                                            masks, Inc., the
Penthouse 10                       consulting) since prior to 2001.                                           George Lucas
San Francisco, CA 94104            He is Chairman and CEO, DuPont                                             Educational
10/10/41                           Photomasks, Inc., Austin, Texas,                                           Foundation and
(2005)                             2003-2005, and President and                                               Chairman of the
                                   CEO since company acquired,                                                Board of the
                                   and name changed to Toppan                                                 Smithsonian's
                                   Photomasks, Inc. in 2005. (semi-                                           National Museum
                                   conductor manufacturing services).                                         of Natural History


ALLIANCEBERNSTEIN VALUE FUND o 43


                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            TRUSTEESHIP
DATE OF BIRTH                      OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     TRUSTEE            TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

Marc O. Mayer, ++                  Executive Vice President of ACMC                        106                SCB Partners,
1345 Avenue of the                 since 2001; prior thereto, Chief                                           Inc.,
Americas                           Executive Officer of Sanford C.                                            SCB, Inc.
New York, NY 10105                 Bernstein & Co., LLC (institutional
10/2/57                            research and brokerage arm of
(2003)                             Bernstein & Co., LLC ("SCB & Co."))
                                   and its predecessor since prior to
                                   2001.


*    There is no stated term of office for the Fund's Trustees.

**   Ms.Block was an "interested person", as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#    Member of the Audit Committee, Governance and Nominating Committee and the
Independent Directors Committee.

++   Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC, investment adviser.


44 o ALLIANCEBERNSTEIN VALUE FUND


Officers of The Trust

Certain information concerning the Fund's Officers is listed below.

NAME, ADDRESS*                POSITION(S)                   PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUND                DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Marilyn G. Fedak              Senior Vice President         Executive Vice President of Alliance
1/3/47                                                      Capital Management Corporation
                                                            ("ACMC"),** since October 2000. She
                                                            is Head of Sanford C. Bernstein & Co.,
                                                            Inc. ("Bernstein"),** Value Equities
                                                            Business and Co-Chief Investment
                                                            Officer of U.S. Value Equities. Prior
                                                            thereto, she was Chief Investment
                                                            Officer and Chairman of the U.S. Equity
                                                            Investment Policy Group at Bernstein,**
                                                            since prior to 2001.

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent
5/29/45                       and Independent               Compliance Officer-Mutual Funds
                              Compliance Officer            of ACMC with which he has been
                                                            associated since October 2004.
                                                            Prior thereto, he was Of Counsel to
                                                            Kirkpatrick & Lockhart from 2003 to
                                                            October 2004, and General Counsel
                                                            of Merrill Lynch Investment Managers
                                                            since prior to 2001.

Thomas J. Bardong             Vice President                Senior Vice President of ACMC,** with
4/28/45                                                     which he has been associated since
                                                            prior to 2001.

John Mahedy                   Vice President                Senior Vice President of ACMC, with
7/26/63                                                     which he has been associated since
                                                            prior to 2001. He is also Co-Chief
                                                            Investment Officer of U.S. Value
                                                            Equities since 2003 and Director of
                                                            Research-US Value Equities since
                                                            2001.

Christopher Marx              Vice President                Senior Vice President of ACMC, with
9/9/67                                                      which he has been associated since
                                                            prior to 2001.

John D. Phillips              Vice President                Senior Vice President of ACMC, with
3/7/47                                                      which he has been associated since
                                                            prior to 2001.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant
11/13/55                                                    General Counsel and Assistant
                                                            Secretary of AllianceBernstein Invest-
                                                            ment Research and Management, Inc.
                                                            ("ABIRM"),** with which she has been
                                                            associated since prior to 2001.


ALLIANCEBERNSTEIN VALUE FUND o 45


NAME, ADDRESS*                POSITION(S)                   PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUND                DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Mark D. Gersten               Treasurer and Chief           Senior Vice President of Alliance Global
10/4/50                       Financial Officer             Investor Services, Inc. ("AGIS"),** and
                                                            Vice President of AllianceBernstein
                                                            Investment Research and Management,
                                                            Inc. ("ABIRM"),** with which he has
                                                            been associated since prior to 2001.

Vincent S. Noto               Controller                    Vice President of AGIS,** with which
12/4/64                                                     he has been associated since prior to
                                                            2001.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, Bernstein, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Trustees and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


46 o ALLIANCEBERNSTEIN VALUE FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2005, Small/Mid Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. On February 1, 2006, Americas Government Income Trust will be renamed Global Government Income Trust and Quality Bond Portfolio will be renamed Intermediate Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN VALUE FUND o 47


ALLIANCEBERNSTEIN VALUE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ACBVIVFAR1105



THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Trust (the "Trust")(2), prepared by Philip L. Kirstein, the Senior Officer, for the independent trustees of the Trust, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.   Possible economies of scale as the Funds grow larger.

     6. Nature and quality of the Adviser's services including the performance of the Funds.


FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This fee schedule was implemented in connection with the Adviser's settlement with the New York State Attorney General.(3)


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Trustees on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser.

(2) Includes AllianceBernstein Trust - Value Fund, AllianceBernstein Trust - Small/Mid Cap Value Fund, AllianceBernstein Trust - International Value Fund and AllianceBernstein Trust - Global Value Fund, each a "Fund" and collectively the "Funds". Future references to the various Funds in this report do not include "AllianceBernstein Trust, Inc." It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Funds.

(3) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with almost all funds in each category having the same advisory fee schedule.


ALLIANCEBERNSTEIN TRUST, INC. . 1


                                              Advisory Fee Based on % of
Fund                                           Average Daily Net Assets
-------------------------------------------------------------------------------
Value Fund                               First $2.5 billion               0.55%
                                         Next $2.5 billion                0.45%
                                         Excess of $5 billion             0.40%

Small/Mid Cap Value Fund                 First $2.5 billion               0.75%
                                         Next $2.5 billion                0.65%
                                         Excess of $5 billion             0.60%

International Value Fund                 First $2.5 billion               0.75%
                                         Next $2.5 billion                0.65%
                                         Excess of $5 billion             0.60%

Global Value Fund                        First $2.5 billion               0.75%
                                         Next $2.5 billion                0.65%
                                         Excess of $5 billion             0.60%

As of September 30, 2005, each of the Funds' assets was below the initial advisory fee breakpoint level. As a result, except for Value Fund, whose effective advisory fee at the September asset level was 0.55%, each Fund's effective advisory fees was 0.75% of each respective Fund's average daily net assets.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                             As a % of average
Fund                                             Amount       daily net assets
------------------------------------------------------------------------------
Value Fund                                      $82,500             0.01%
Small/Mid Cap Value Fund(4)                     $82,500             0.01%
International Value Fund(4)                     $82,500             0.01%
Global Value Fund(4)                            $82,500             0.06%

The Adviser has agreed to waive that portion of its management fees and/or reimburse each Fund for that portion of its total operating expenses to the degree necessary to limit each Fund's expense ratio to the amounts set forth below for the Funds' current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. However, it should be noted that Value Fund and Global Value Fund were operating below their expense caps as of August 31, 2005; accordingly, those Funds' undertakings were of no effect. The Funds' gross expense ratios are also set forth below.


(4)  The expense reimbursement was waived by the Adviser.


2 . ALLIANCEBERNSTEIN TRUST, INC.


                                    Expense Cap
                                    Pursuant to
                                      Expense            Gross
                                    Limitation           Expense       Fiscal
Fund                                Undertaking          Ratio(5)     Year End
-------------------------------------------------------------------------------
Value Fund                         Class A-2.50%          1.27%     November 30
                                   Class B-3.20%          1.83%
                                   Class C-3.20%          1.82%
                                   Class R-2.70%          1.34%
                                   Class K-2.45%          0.88%
                                   Class I-2.20%          0.59%
                                Adv. Class-2.20%          1.58%

Small/Mid Cap Value Fund           Class A-1.15%          1.36%     November 30
                                   Class B-1.85%          2.09%
                                   Class C-1.85%          2.07%
                                   Class R-1.35%          1.57%
                                   Class K-1.10%          1.12%
                                   Class I-0.85%          0.87%
                                Adv. Class-0.85%          1.06%

International Value Fund           Class A-1.20%          1.33%     November 30
                                   Class B-1.90%          2.05%
                                   Class C-1.90%          2.03%
                                   Class R-1.40%          1.58%
                                   Class K-1.15%          1.20%
                                   Class I-0.90%          0.93%
                                Adv. Class-0.90%          1.03%

Global Value Fund                  Class A-1.50%          1.40%     November 30
                                   Class B-2.20%          2.13%
                                   Class C-2.20%          2.11%
                                   Class R-1.70%          1.63%
                                   Class K-1.45%          1.36%
                                   Class I-1.20%          1.16%
                                Adv. Class-1.20%          1.10%

I.   MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Funds that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Funds are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Funds to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with


(5) The Funds' gross expense ratios are calculated from the beginning of the Funds' fiscal year through the most recent semi-annual period and annualized.


ALLIANCEBERNSTEIN TRUST, INC. . 3


little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Funds. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Funds had the Alliance institutional fee schedule been applicable to the Funds.

                                                                    Effective
                          Net Assets         Alliance               Alliance
                           09/30/05        Institutional          Institutional
Fund                        ($MIL)          Fee Schedule           Advisory Fee
-------------------------------------------------------------------------------
Value Fund                 $  787.7    Diversified Value Schedule      0.286%
                                       65 bp on 1st $25 m
                                       50 bp on next $25 m
                                       40 bp on next $50 m
                                       30 bp on next $100 m
                                       25 bp on the balance
                                       Minimum account size $2 m

Small/Mid Cap Value Fund   $1,023.9    Small & Mid Cap                 0.339%
                                       Value Schedule
                                       95 bp on 1st $25 m
                                       75 bp on next $25 m
                                       65 bp on next $50 m
                                       55 bp on the balance
                                       Minimum account size $10 m

International Value Fund   $2,356.2    International Strategic         0.508%
                                       Value Schedule
                                       90 bp on 1st $25 m
                                       70 bp on next $25 m
                                       60 bp on next $50 m
                                       50 bp on the balance
                                       Minimum account size $25 m

Global Value Fund          $  217.7    Global Diversified              0.436%
                                       Value Schedule
                                       70 bp on 1st $25 m
                                       55 bp on next $25 m
                                       45 bp on next $50 m
                                       35 bp on the balance
                                       Minimum account size $25 m


4 . ALLIANCEBERNSTEIN TRUST, INC.


The Adviser manages Sanford C. Bernstein Fund, Inc., an open-end management investment company. The International Portfolio of the Sanford C. Bernstein Fund, Inc. has a similar investment styles as the International Value Fund. The following table shows the fee schedule of the International Portfolio.

Fund                        SCB Portfolio            Fee Schedule
-------------------------------------------------------------------------------
International Value Fund   International Portfolio   0.925% on first $1 billion
                                                     0.85% on next $3 billion
                                                     0.80% on next $2 billion
                                                     0.75% on next $2 billion
                                                     0.65% on the balance

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in certain portfolios with substantially similar investment styles as the Funds. Since the AllianceBernstein Variable Products Series Fund, Inc. was also affected by the Adviser's settlement with the New York State Attorney General, certain of its portfolios with similar investment styles have the same fee schedules as the Funds:

Fund                        AVPS Portfolio          Fee Schedule
-------------------------------------------------------------------------------
Value Fund                  Value Portfolio         0.55% on first $2.5 billion
                                                    0.45% on next $2.5 billion
                                                    0.40% on the balance

Small/Mid Cap Value Fund    Small/Mid Cap           0.75% on first $2.5 billion
                            Value Portfolio         0.65% on next $2.5 billion
                                                    0.60% on the balance

International Value Fund    International Value     0.75% on first $2.5 billion
                            Portfolio               0.65% on next $2.5 billion
                                                    0.60% on the balance

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below are the fees that the Adviser charges to the offshore mutual funds with a substantially similar investment styles as Value Fund and Global Value Fund:

Asset Class                                   Fee(6)
----------------------------------------------------
Equity Value                                  0.80%
Global Value                                  0.80%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual funds with similar investment styles as Value Fund and International Value Fund is as follows:


(6) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


ALLIANCEBERNSTEIN TRUST, INC. . 5


Fund                          ACITM Mutual Fund(7)                Fee
----------------------------------------------------------------------
Value Fund                    Bernstein Kokusai                  0.30%
                              Value TRB (Mizuho)(8)

International Value Fund      Alliance International             0.30%
                              Value TRB (Sumitomo)(8)

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families whose investment styles are similar to the Funds. The Adviser charges the following fees for each of these sub-advisory relationships:

Fund                                                   Fee Schedule
-------------------------------------------------------------------------------
Value Fund               Client # 1             0.25% for first $500 million
                                                0.20% thereafter

                         Client # 2(9)          0.50% on first $1 billion
                                                0.40% on next $1 billion
                                                0.30% on next $1 billion
                                                0.20% thereafter

                         Client # 3             0.23% on first $300 million
                                                0.20% thereafter

                         Client # 4             0.27% on first $300 million
                                                0.16% on next $700 million
                                                0.13% thereafter

                         Client # 5             0.20%

                         Client # 6             Base fee of
                                                0.15% on first $1 billion
                                                0.14% on next $2 billion
                                                0.12% on next $2 billion
                                                0.10% thereafter
                                                +/- Performance Fee(10)

                         Client # 7             0.60% on first $10 million
                                                0.50% on next $15 million
                                                0.40% on next $25 million
                                                0.30% on next $50 million
                                                0.25% on next $50 million
                                                0.225% on next $50 million
                                                0.20% thereafter
                                                0.47% on first $50 million for
                                                first six months

                         Client # 8             0.60% on first $10 million
                                                0.50% on next $15 million
                                                0.40% on next $25 million
                                                0.30% on next $50 million
                                                0.25% on next $50 million
                                                0.225% on next $50 million
                                                0.175% on next $50 million
                                                0.15% thereafter


(7)  The name in parenthesis is the distributor of the fund.

(8)  The ACITM fund is not a retail fund.

(9)  This is the fee schedule of a fund managed by an affiliate of the Adviser.

(10) The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Russell 1000 Value Index over a cumulative 36-month period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.15%.


6 . ALLIANCEBERNSTEIN TRUST, INC.


Fund                                                        Fee Schedule
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund      Client # 9             0.50%

                              Client # 10            0.72% on first $25 million
                                                     0.54% on next $225 million
                                                     0.50% thereafter

                              Client # 11            0.80%

                              Client # 12            1.00% on first $10 million
                                                     0.875% on next $10 million
                                                     0.75% thereafter

International Value Fund      Client # 13            0.65% on first $75 million
                                                     0.50% on next $25 million
                                                     0.40% on next $200 million
                                                     0.35% on next $450 million
                                                     0.30% thereafter

                              Client # 14(11)        0.60% on first $1 billion
                                                     0.55% on next $500 million
                                                     0.50% on next $500 million
                                                     0.45% on next $500 million
                                                     0.40% thereafter

                              Client # 15            0.50% on first $50 million
                                                     0.40% thereafter

                              Client # 16            0.30%

                              Client # 17            Base fee of
                                                     0.22% on first $1 billion
                                                     0.18% on next $1.5 billion
                                                     0.16% thereafter
                                                     +/- Performance Fee(12)

Global Value Fund             Client # 18            0.65% on first $25 million
                                                     0.50% on next $25 million
                                                     0.45% on next $25 million
                                                     0.40% on next $100 million
                                                     0.30% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.


(11) See footnote 9 on page 8.

(12) The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Morgan Stanley Capital International All World Index Excluding US (ACWI ex US) over a 60 month rolling period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.23%.


ALLIANCEBERNSTEIN TRUST, INC. . 7


II.  MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included each Fund's ranking with respect to the proposed management fees relative to the Lipper group median at the approximate current asset level of the Fund.(13)


                                       Effective         Lipper
                                       Management         Group
Fund                                     Fee(14)         Median           Rank
-------------------------------------------------------------------------------
Value Fund                                0.550           0.750           1/13
Small/Mid Cap Value Fund                  0.750           0.708           11/14
International Value Fund                  0.750           0.895           1/9
Global Value Fund                         0.750           0.800           2/6


Lipper also analyzed the total expense ratio of each Fund in comparison to the Fund's Lipper Expense Group(15) and Lipper Expense Universe(16). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:


                          Expense      Lipper     Lipper      Lipper     Lipper
                           Ratio      Universe   Universe      Group      Group
Fund                      (%)(17)    Median (%)    Rank      Median (%)   Rank
-------------------------------------------------------------------------------
Value Fund                 1.175        1.347      10/63       1.258      4/13
Small/Mid Cap Value Fund   1.163        1.303       5/43       1.243      2/14
International Value Fund   1.195        1.700       1/17       1.522       1/9
Global Value Fund          1.412        1.418        4/9       1.535       1/6


(13) It should be noted that "effective management fee" is calculated by Lipper using each Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

(14) It should be noted that the "effective management fee" rate for each Fund does not reflect the payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on each Fund is discussed in
Section I. In addition, the "effective management fee" does not reflect fee waivers or expense reimbursements that effectively reduce the contractual fee rates.

(15) Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(16) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(17) Most recent fiscal year end Class A share total expense ratio.


8 . ALLIANCEBERNSTEIN TRUST, INC.


Based on this analysis, except for Value Fund, which has a more favorable ranking on a management fee basis than on a total expense basis, and International Value Fund which has equally favorable rankings, the Funds have a more favorable ranking on total expenses than on management fees. However, it should be noted that certain portfolio expenses of Small/Mid Cap Value Fund and International Value Fund were waived or reimbursed by the Adviser as a result of the Funds' expense caps.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Trustees the Adviser's revenue and expenses associated with providing services to the Funds. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.


IV.  PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Funds prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. Based on the information provided, except for International Value Fund, the Adviser's profitability from providing investment advisory services to the Funds decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Funds, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Funds and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Funds and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Funds.


ALLIANCEBERNSTEIN TRUST, INC. . 9


The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Funds' principal underwriter. ABIRM and the Adviser have disclosed in the Funds' prospectus that they may make payments18 from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Funds for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charge from sales of the Funds' shares in the Funds' most recent fiscal year.


Fund                                                 Amount Received
--------------------------------------------------------------------
Value Fund                                                $20,157
Small/Mid Cap Value Fund                                  $42,839
International Value Fund                                  $59,531
Global Value Fund                                         $ 2,725


ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Funds during the Funds' most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.


                                                12b-1 Fee              CDSC
Fund                                             Received             Received
-------------------------------------------------------------------------------
Value Fund                                      $3,120,818            $334,807
Small/Mid Cap Value Fund                        $4,327,745            $340,543
International Value Fund                        $2,795,506            $172,872
Global Value Fund                               $  170,053            $ 12,506


Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.


(18) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


10 . ALLIANCEBERNSTEIN TRUST, INC.


AGIS received the following fee from the Funds in the most recent fiscal year:


Fund                                                            AGIS Fee(19)
-------------------------------------------------------------------------------
Value Fund                                                       $1,448,739
Small/Mid Cap Value Fund                                         $1,720,000
International Value Fund                                         $2,545,022
Global Value Fund                                                $   52,682


The Funds effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Funds' most recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Funds is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Funds. These credits and charges are not being passed on to any SCB client.


V.   POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


(19) The fee disclosed is net of any waivers or any other expense offset arrangement. During the period, each Fund's expenses were reduced by an amount equal to or less than $151 under an expense offset arrangement with AGIS.


ALLIANCEBERNSTEIN TRUST, INC. . 11


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Funds.

The information prepared by Lipper showed the 1 and 3 year performance ranking of each Fund(20) relative to its Lipper groups and universe for the periods ended September 30, 2005:

AllianceBernstein Trust, Inc. -
Value Fund(21)                                    Group            Universe
-------------------------------------------------------------------------------
  1 year                                          9/12               58/89
  3 year                                          9/11               38/65

AllianceBernstein Trust, Inc. -
Small/Mid Cap Value Fund                          Group            Universe
-------------------------------------------------------------------------------
  1 year                                         10/14               37/51
  3 year                                          2/14               12/43

AllianceBernstein Trust, Inc. -
International Value Fund(22)                      Group            Universe
-------------------------------------------------------------------------------
  1 year                                           2/8                6/20
  3 year                                           1/8                1/14

AllianceBernstein Trust, Inc. -
-------------------------------------------------------------------------------
Global Value Fund                                 Group            Universe
  1 year                                           3/6                4/11
  3 year                                           2/6                4/10


(20) The performance rankings are for the Class A shares of the Funds.

(21) The Lipper Performance Group excludes a certain fund, which is included in the Lipper Expense Group. According to Lipper, the excluded fund was either not in existence for the entire period covered or a significant management change occurred during the period.

(22) See footnote 21.


12 . ALLIANCEBERNSTEIN TRUST, INC.


Set forth below are the 1, 3 year and since inception performance returns of the Funds (in bold)(23) versus its benchmark(24).


                                   Periods Ending September 30, 2005
                                        Annualized Performance (%)
-----------------------------------------------------------------------
                                                            Since
Funds                              1 Year      3 Year     Inception
-----------------------------------------------------------------------
Value Fund                          13.62       18.70        7.44
Russell 1000 Value Index            16.69       20.48        7.01

Small/Mid Cap Value Fund            17.72       25.27       16.20
Russell 2500 Index                  21.29       24.91       12.00
Russell 2500 Value Index            21.31       25.64       15.30

International Value Fund            26.35       30.71       15.63
S&P/Citigroup World PMI
  Value Index                       22.46       23.07        8.51
MSCI EAFE Index (Net)               25.79       24.61        7.61

Global Value Fund                   24.16       25.47        9.03
MSCI World Index (Net)              18.93       20.42        4.90


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fees for the Funds are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2005


(23) The Funds' performance returns are for the Class A shares of the Funds.

(24) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN TRUST, INC. . 13



ACBVISUPAR1105



ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Trust's Funds last two fiscal years for professional services rendered for: (i) the audit of each Fund's annual financial statements included in each Fund's annual report to stockholders; (ii) assurance each related services that are reasonably related to the performance of the audit of each Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                                      Audit-Related
                                                        Audit Fees         Fees         Tax Fees
                                                        ----------    -------------     --------
AllianceBernstein Global Value Fund             2004     $27,000      $2,345             $16,955
                                                2005     $32,000      $3,417             $17,491
AllianceBernstein International Value Fund      2004     $35,000      $5,625             $25,355
                                                2005     $39,000      $3,662             $16,491
AllianceBernstein Small-Mid Cap Value Fund      2004     $27,000      $5,145             $14,136
                                                2005     $32,000      $3,417             $14,692
AllianceBernstein Value Fund                    2004     $27,000      $5,145             $20,135
                                                2005     $32,000      $3,417             $14,692

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                                                         Total Amount of
                                                                                        Foregoing Column
                                                                                       Pre-approved by the
                                                               All Fees for              Audit Committee
                                                            Non-Audit Services        (Portion Comprised of
                                                             Provided to the           Audit Related Fees)
                                                          Portfolio, the Adviser      (Portion Comprised of
                                                          and Service Affiliates            Tax Fees)
                                                          ----------------------      ---------------------
AllianceBernstein Global Value Fund               2004     $1,157,401                      [ $169,300]
                                                                                            ($152,345)
                                                                                             ($16,955)
                                                  2005       $899,904                       [$188,611]
                                                                                            ($171,120)
                                                                                             ($17,491)
AllianceBernstein International Value Fund        2004     $1,169,081                       [$180,980]
                                                                                            ($155,625)
                                                                                            ($ 25,355)
                                                  2005       $899,149                       [$187,856]
                                                                                            ($171,365)
                                                                                             ($16,491)
AllianceBernstein Small-Mid Cap Value Fund        2004     $1,157,380                       [$169,280]
                                                                                            ($155,145)
                                                                                             ($14,135)
                                                  2005       $897,105                       [$185,812]
                                                                                            ($171,120)
                                                                                             ($14,692)
AllianceBernstein Value Fund                      2004     $1,163,380                       [$175,280]
                                                                                            ($155,145)
                                                                                             ($20,135)
                                                  2005       $897,105                       [$185,812]
                                                                                            ($171,120)
                                                                                             ($14,692)




(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (a) (1)     Code of Ethics that is subject to the disclosure of
                    Item 2 hereof
     12 (b) (1)     Certification of Principal Executive Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002
     12 (b) (2)     Certification of Principal Financial Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002
     12 (c)         Certification of Principal Executive Officer and
                    Principal Financial Officer Pursuant to Section 906
                    of the Sarbanes-Oxley Act of 2002




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Trust

By:    /s/ Marc O. Mayer
       -------------------
       Marc O. Mayer
       President

Date:  January 27, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Marc O. Mayer
       -------------------
       Marc O. Mayer
       President

Date:  December 29, 2005

By:    /s/ Mark D. Gersten
       -------------------
       Mark D. Gersten
       Treasurer and Chief Financial Officer

Date:  January 27, 2006